UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2005

Item 1. Reports to Stockholders

Fidelity®

Intermediate Bond

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	3.47%	6.95%	6.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on April 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Intermediate Bond Fund

Despite seven successive interest rate hikes by the Federal Reserve Board and two sell-offs fueled by inflation fears, investment-grade debt posted better-than-expected returns for the year ending April 30, 2005. The period started with a sharp rise in rates that drove down prices, but bonds rallied through the remainder of 2004. However, the rally ended in the first quarter of 2005 as surging commodity prices and rising inflation prompted further rate hikes and fears that the Fed would adopt a more aggressive tightening policy. But bonds rallied in April on reports of slower economic growth. For the year overall, the Lehman Brothers® Aggregate Bond Index returned 5.26%. Mortgage bonds fared best, benefiting from the relative stability of long-term rates. The Lehman Brothers Mortgage-Backed Securities Index gained 5.62%. Corporates also did well, despite struggling late in the period. The Lehman Brothers Credit Bond Index rose 5.51%. Treasuries - the most interest-rate-sensitive investment-grade bonds - advanced 5.19% according to the Lehman Brothers U.S. Treasury Index.

For the year ending April 30, 2005, the fund rose 3.47%, beating both the 3.27% return for the Lehman Brothers Intermediate Government/Credit Bond Index and the 2.29% gain for the LipperSM Short-Intermediate Investment Grade Debt Funds Average. Most of the fund's outperformance versus the index can be traced to effective yield-curve positioning and strong sector and security selection. Specifically, the fund's barbell strategy of emphasizing securities with both shorter and longer maturities than the index benefited performance as the yield curve flattened. On a sector basis, the fund did well by underweighting Treasury securities while investing heavily outside of the benchmark in higher-yielding mortgage securities and asset-backed securities (ABS), both of which outpaced comparable-duration Treasuries. The fund also benefited from security selection within those spread sectors, with collateralized mortgage obligations, commercial mortgage-backed securities and home-equity ABS providing the biggest boost. My decision to emphasize lower-rated investment-grade corporate bonds early in the period helped. By the end of the period, though, I had pared back the fund's overall stake in corporates, a move that further aided performance when the sector came under pressure due to interest rate, economic, earnings and credit-quality concerns. Detracting from performance were some holdings in the transportation sector, which were among the corporate market's laggards toward the end of the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,002.00	$ 3.08**
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.72	$ 3.11**

* Expenses are equal to the Fund's annualized expense ratio of .62%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** If contractual expense reductions, effective June 1, 2005 had been in effect during the period, the annualized expense ratio would have been .45% and the expenses paid in the actual and hypothetical examples above would have been $2.23 and $2.26, respectively.

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of April 30, 2005 *	As of October 31, 2004 **
U.S. Government and U.S. Government Agency Obligations 45.6%	U.S. Government and U.S. Government Agency Obligations 38.3%
AAA 12.6%	AAA 12.3%
AA 6.3%	AA 6.5%
A 13.4%	A 16.8%
BBB 14.5%	BBB 18.3%
BB and Below 1.2%	BB and Below 1.0%
Not Rated 0.4%	Not Rated 0.7%
Short-Term Investments and Net Other Assets 6.0%	Short-Term Investments and Net Other Assets 6.1%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Average Years to Maturity as of April 30, 2005
6 months ago
Years	4.3	4.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2005
6 months ago
Years	3.3	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2005 *		As of October 31, 2004 **
	Corporate Bonds 23.8%		Corporate Bonds 30.6%
	U.S. Government and U.S. Government Agency Obligations 45.6%		U.S. Government and U.S. Government Agency Obligations 38.3%
	Asset-Backed Securities 12.1%		Asset-Backed Securities 13.1%
	CMOs and Other Mortgage Related Securities 11.2%		CMOs and Other Mortgage Related Securities 10.6%
	Other Investments 1.3%		Other Investments 1.3%
	Short-Term Investments and Net Other Assets 6.0%		Short-Term Investments and Net Other Assets 6.1%
* Foreign investments	5.8%	** Foreign investments	6.7%

* Futures and Swaps	12.5%	** Futures and Swaps	8.2%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Nonconvertible Bonds - 23.4%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.1%
General Motors Corp. 8.25% 7/15/23	$ 14,490	$ 11,086
Media - 0.9%
AOL Time Warner, Inc. 6.875% 5/1/12	15,495	17,256
Cox Communications, Inc.:
4.625% 6/1/13	5,765	5,486
7.125% 10/1/12	7,310	8,123
7.75% 11/1/10	5,000	5,619
Hearst-Argyle Television, Inc. 7% 11/15/07	6,500	6,912
Liberty Media Corp.:
5.7% 5/15/13	10,065	9,517
7.875% 7/15/09	6,350	6,916
8.25% 2/1/30	5,300	5,412
		65,241
TOTAL CONSUMER DISCRETIONARY		76,327
CONSUMER STAPLES - 0.3%
Tobacco - 0.3%
Altria Group, Inc. 7% 11/4/13	18,205	20,104
Philip Morris Companies, Inc. 7.65% 7/1/08	2,500	2,734
		22,838
ENERGY - 2.7%
Energy Equipment & Services - 0.5%
Petronas Capital Ltd. 7% 5/22/12 (b)	29,400	33,037
Oil & Gas - 2.2%
Amerada Hess Corp. 6.65% 8/15/11	29,001	31,182
Canadian Oil Sands Ltd. 4.8% 8/10/09 (b)	10,265	10,274
Empresa Nacional de Petroleo 6.75% 11/15/12 (b)	7,914	8,669
EnCana Holdings Finance Corp. 5.8% 5/1/14	9,605	10,154
Enterprise Products Operating LP:
4.625% 10/15/09	6,540	6,438
5.6% 10/15/14	1,975	1,986
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	8,675	8,620
5.35% 8/15/07	7,500	7,618
Nexen, Inc.:
5.05% 11/20/13	7,830	7,800
5.2% 3/10/15	6,250	6,186
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Pemex Project Funding Master Trust:
6.125% 8/15/08	$ 17,000	$ 17,468
7.375% 12/15/14	13,000	14,125
7.875% 2/1/09 (g)	7,850	8,517
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (b)	9,700	11,302
Williams Companies, Inc.:
7.125% 9/1/11	4,580	4,775
7.5% 1/15/31	4,915	5,075
		160,189
TOTAL ENERGY		193,226
FINANCIALS - 12.3%
Capital Markets - 2.1%
Bank of New York Co., Inc. 3.4% 3/15/13 (g)	9,150	8,852
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	10,115	10,194
Goldman Sachs Group LP 7.2% 11/1/06 (b)	7,300	7,638
Goldman Sachs Group, Inc.:
5.25% 10/15/13	10,750	10,901
5.7% 9/1/12	18,260	19,144
6.6% 1/15/12	9,455	10,394
Legg Mason, Inc. 6.75% 7/2/08	17,000	18,269
Lehman Brothers Holdings, Inc. 7% 2/1/08	12,790	13,712
Merrill Lynch & Co., Inc. 4.25% 2/8/10	13,855	13,666
Morgan Stanley:
3.625% 4/1/08	14,340	14,051
3.875% 1/15/09	4,410	4,323
NationsBank Corp. 6.375% 2/15/08	5,000	5,269
Scotland International Finance No. 2 BV:
4.25% 5/23/13 (b)	5,250	5,109
yankee 7.7% 8/15/10 (b)	8,000	9,122
State Street Corp. 7.65% 6/15/10	3,000	3,464
		154,108
Commercial Banks - 2.0%
Bank of America Corp. 7.4% 1/15/11	9,750	11,092
Corporacion Andina de Fomento 5.2% 5/21/13	5,145	5,171
First Union Corp. 6.4% 4/1/08	5,000	5,362
First Union National Bank, North Carolina 7.8% 8/18/10	10,000	11,597
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Key Bank NA 7% 2/1/11	$ 11,045	$ 12,422
Korea Development Bank:
3.875% 3/2/09	15,040	14,647
5.75% 9/10/13	6,145	6,433
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	7,000	7,424
National Australia Bank Ltd. yankee 6.6% 12/10/07	10,000	10,599
PNC Funding Corp. 7.5% 11/1/09	9,580	10,716
Swiss Bank Corp. 6.75% 7/15/05	4,000	4,027
U.S. Bank NA, Minnesota 5.7% 12/15/08	15,750	16,449
Union Planters National Bank, Memphis 5.125% 6/15/07	5,145	5,242
Wachovia Bank NA 4.875% 2/1/15	6,065	6,045
Wachovia Corp. 4.875% 2/15/14	4,951	4,945
Wells Fargo & Co. 4% 9/10/12 (g)	5,735	5,684
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	4,000	4,566
		142,421
Consumer Finance - 3.0%
American General Finance Corp. 4.625% 5/15/09	14,430	14,474
Capital One Bank 5% 6/15/09	8,375	8,470
Ford Motor Credit Co.:
7% 10/1/13	42,825	38,541
7.875% 6/15/10	13,600	13,089
General Electric Capital Corp. 6% 6/15/12	44,700	48,054
General Motors Acceptance Corp.:
5.11% 12/1/14 (g)	10,535	8,545
6.875% 9/15/11	31,835	27,891
Household Finance Corp. 4.125% 11/16/09	41,375	40,607
Household International, Inc. 8.875% 2/15/08	12,875	13,352
MBNA Corp. 6.25% 1/17/07	6,538	6,743
		219,766
Diversified Financial Services - 1.5%
Alliance Capital Management LP 5.625% 8/15/06	7,995	8,131
Allstate Life Global Funding II 4.25% 9/10/08 (b)	6,525	6,497
Citigroup, Inc. 4.125% 2/22/10	15,600	15,370
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (b)	3,625	3,886
Hutchison Whampoa International 03/33 Ltd. 6.25% 1/24/14 (b)	7,335	7,741
International Lease Finance Corp. 4.375% 11/1/09	11,915	11,817
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
J.P. Morgan Chase & Co.:
5.75% 1/2/13	$ 12,250	$ 12,948
6.75% 2/1/11	16,015	17,693
Prime Property Funding II 6.25% 5/15/07 (b)	12,100	12,582
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	10,500	11,156
		107,821
Insurance - 0.8%
Aegon NV 4.75% 6/1/13	13,180	13,005
Marsh & McLennan Companies, Inc. 7.125% 6/15/09	7,810	8,438
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (b)	9,200	10,265
Principal Life Global Funding I 6.25% 2/15/12 (b)	10,600	11,584
Prudential Financial, Inc. 4.104% 11/15/06	7,405	7,451
St. Paul Travelers Companies, Inc. 8.125% 4/15/10	8,475	9,749
		60,492
Real Estate - 2.2%
Arden Realty LP 5.2% 9/1/11	5,680	5,712
Boston Properties, Inc. 6.25% 1/15/13	8,970	9,638
Brandywine Operating Partnership LP 4.5% 11/1/09	17,825	17,459
BRE Properties, Inc. 5.75% 9/1/09	5,000	5,204
Camden Property Trust:
4.375% 1/15/10	7,700	7,540
5.875% 11/30/12	8,440	8,775
CarrAmerica Realty Corp. 3.625% 4/1/09	14,990	14,372
CenterPoint Properties Trust 5.75% 8/15/09	6,540	6,819
Colonial Properties Trust 4.75% 2/1/10	7,355	7,251
Developers Diversified Realty Corp.:
4.625% 8/1/10	11,640	11,413
5% 5/3/10	7,285	7,278
EOP Operating LP:
4.65% 10/1/10	10,000	9,850
4.75% 3/15/14	3,380	3,245
7% 7/15/11	1,750	1,933
Heritage Property Investment Trust, Inc. 5.125% 4/15/14	12,250	12,042
ProLogis 5.5% 3/1/13	7,075	7,301
Simon Property Group LP 4.875% 8/15/10	15,080	15,115
Spieker Properties LP 7.25% 5/1/09	11,700	12,761
		163,708
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.7%
Abbey National PLC 6.69% 10/17/05	$ 3,280	$ 3,327
Countrywide Home Loans, Inc. 4% 3/22/11	9,640	9,232
Independence Community Bank Corp. 3.75% 4/1/14 (g)	6,340	6,065
Washington Mutual, Inc.:
4.375% 1/15/08	15,820	15,824
4.625% 4/1/14	14,395	13,860
		48,308
TOTAL FINANCIALS		896,624
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.3%
Bombardier, Inc.:
6.3% 5/1/14 (b)	10,715	9,215
7.45% 5/1/34 (b)	1,020	836
Northrop Grumman Corp. 4.079% 11/16/06	8,300	8,297
		18,348
Airlines - 0.4%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	1,257	1,273
6.978% 10/1/12	3,006	3,069
7.024% 4/15/11	7,000	7,146
Continental Airlines, Inc. pass thru trust certificates 7.056% 3/15/11	1,965	1,999
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	14,855	13,705
		27,192
Road & Rail - 0.1%
Norfolk Southern Corp. 6% 4/30/08	9,250	9,667
TOTAL INDUSTRIALS		55,207
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (b)	5,315	5,639
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.1%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (b)	$ 7,265	$ 7,910
TOTAL MATERIALS		13,549
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.8%
Ameritech Capital Funding Corp. 6.25% 5/18/09	5,520	5,863
AT&T Broadband Corp. 8.375% 3/15/13	13,123	15,931
BellSouth Corp.:
4.2% 9/15/09	9,835	9,717
5.2% 9/15/14	18,795	19,040
British Telecommunications PLC 8.375% 12/15/10	11,580	13,585
Deutsche Telekom International Finance BV 8.5% 6/15/10	18,180	21,084
France Telecom SA 8% 3/1/11 (a)	7,245	8,349
Koninklijke KPN NV yankee 8% 10/1/10	16,667	19,201
SBC Communications, Inc.:
4.125% 9/15/09	15,000	14,752
5.875% 2/1/12	22,365	23,730
Sprint Capital Corp. 8.375% 3/15/12	12,500	14,802
Telecom Italia Capital:
4% 1/15/10 (b)	7,550	7,293
4.95% 9/30/14 (b)	10,080	9,819
Telefonos de Mexico SA de CV 4.75% 1/27/10 (b)	12,815	12,543
Verizon Global Funding Corp. 7.25% 12/1/10	8,218	9,228
		204,937
Wireless Telecommunication Services - 0.4%
America Movil SA de CV 4.125% 3/1/09	6,695	6,477
AT&T Wireless Services, Inc. 7.875% 3/1/11	19,630	22,585
		29,062
TOTAL TELECOMMUNICATION SERVICES		233,999
UTILITIES - 2.9%
Electric Utilities - 2.3%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	8,645	8,916
DTE Energy Co. 7.05% 6/1/11	10,235	11,405
Duke Capital LLC:
4.37% 3/1/09	8,965	8,891
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Duke Capital LLC: - continued
6.25% 2/15/13	$ 20,545	$ 22,029
Exelon Corp. 6.75% 5/1/11	5,060	5,554
Exelon Generation Co. LLC 5.35% 1/15/14	9,500	9,729
FirstEnergy Corp.:
5.5% 11/15/06	5,640	5,744
6.45% 11/15/11	17,040	18,301
FPL Group Capital, Inc.:
3.25% 4/11/06	4,425	4,404
7.625% 9/15/06	2,695	2,824
Monongahela Power Co. 5% 10/1/06	6,860	6,912
Niagara Mohawk Power Corp. 8.875% 5/15/07	2,485	2,708
Oncor Electric Delivery Co. 6.375% 5/1/12	6,987	7,598
PPL Electric Utilities Corp. 6.25% 8/15/09	7,070	7,562
Progress Energy, Inc. 7.1% 3/1/11	24,500	26,833
Public Service Co. of Colorado 5.5% 4/1/14	13,045	13,716
Southwestern Public Service Co. 5.125% 11/1/06	3,000	3,045
		166,171
Gas Utilities - 0.2%
NiSource Finance Corp. 7.875% 11/15/10	6,927	7,999
Texas Eastern Transmission Corp. 7.3% 12/1/10	6,295	7,126
		15,125
Multi-Utilities & Unregulated Power - 0.4%
Constellation Energy Group, Inc. 7% 4/1/12	11,295	12,668
Dominion Resources, Inc. 6.25% 6/30/12	9,090	9,821
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	7,670	8,079
		30,568
TOTAL UTILITIES		211,864
TOTAL NONCONVERTIBLE BONDS (Cost $1,685,166)		1,703,634
U.S. Government and Government Agency Obligations - 35.4%

U.S. Government Agency Obligations - 7.6%
Fannie Mae:
2.5% 6/15/06	73,500	72,529
3.25% 1/15/08	15,650	15,348
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
3.25% 8/15/08	$ 92,035	$ 89,689
3.25% 2/15/09	38,091	36,920
3.375% 12/15/08	31,355	30,576
5.5% 3/15/11	44,645	47,238
6% 5/15/11	47,960	52,033
6.25% 2/1/11	134,795	145,808
Financing Corp. - coupon STRIPS 0% 10/5/05	1,000	986
Freddie Mac:
5% 1/30/14	23,200	23,130
5% 7/15/14	16,545	17,098
5.85% 2/21/06	2,425	2,469
5.875% 3/21/11	3,420	3,648
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1993-D, 5.23% 5/15/05	124	124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	338	343
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	8,130	8,706
Series 1998-196A, 5.926% 6/15/05	892	895
State of Israel (guaranteed by U.S. Government through Agency for International Development) 5.89% 8/15/05	2,917	2,936
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	3,715	3,751
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		554,227
U.S. Treasury Inflation Protected Obligations - 5.0%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	106,285	104,820
2% 1/15/14 (e)	249,079	258,554
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		363,374
U.S. Treasury Obligations - 22.8%
U.S. Treasury Bonds 12% 8/15/13	115,350	144,422
U.S. Treasury Notes:
3.125% 1/31/07	200,795	199,132
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.125% 5/15/07	$ 247,610	$ 245,057
3.125% 4/15/09	242,170	236,002
3.375% 10/15/09	190,000	186,185
3.625% 4/30/07	238,825	238,694
4.25% 8/15/13	125,732	126,744
4.75% 5/15/14	247,985	258,505
6.5% 2/15/10	20,000	22,263
TOTAL U.S. TREASURY OBLIGATIONS		1,657,004
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,565,950)		2,574,605
U.S. Government Agency - Mortgage Securities - 8.4%

Fannie Mae - 7.4%
3.793% 6/1/34 (g)	5,481	5,387
3.83% 1/1/35 (g)	1,396	1,391
3.84% 1/1/35 (g)	3,698	3,682
3.87% 1/1/35 (g)	2,200	2,194
3.878% 11/1/34 (g)	8,364	8,356
3.913% 12/1/34 (g)	1,207	1,204
3.98% 1/1/35 (g)	1,733	1,729
3.987% 12/1/34 (g)	1,626	1,620
4% 1/1/35 (g)	1,060	1,057
4.017% 12/1/34 (g)	8,862	8,882
4.023% 2/1/35 (g)	1,156	1,154
4.029% 1/1/35 (g)	552	554
4.052% 2/1/35 (g)	1,136	1,136
4.118% 1/1/35 (g)	2,493	2,495
4.118% 2/1/35 (g)	834	837
4.12% 2/1/35 (g)	2,234	2,237
4.128% 2/1/35 (g)	4,538	4,542
4.144% 1/1/35 (g)	3,378	3,380
4.145% 2/1/35 (g)	2,804	2,809
4.151% 1/1/35 (g)	4,170	4,175
4.162% 2/1/35 (g)	2,220	2,228
4.197% 1/1/35 (g)	2,116	2,122
4.2% 1/1/35 (g)	4,891	4,938
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.202% 1/1/35 (g)	$ 2,530	$ 2,523
4.23% 11/1/34 (g)	666	668
4.25% 2/1/35 (g)	1,261	1,255
4.265% 10/1/34 (g)	3,531	3,562
4.269% 10/1/34 (g)	3,526	3,555
4.305% 8/1/33 (g)	2,878	2,908
4.305% 7/1/34 (g)	1,245	1,254
4.318% 3/1/33 (g)	649	645
4.349% 2/1/35 (g)	883	882
4.351% 1/1/35 (g)	1,254	1,252
4.368% 2/1/34 (g)	3,251	3,256
4.4% 2/1/35 (g)	2,004	1,999
4.437% 11/1/34 (g)	21,112	21,339
4.455% 3/1/35 (g)	1,725	1,726
4.484% 10/1/34 (g)	7,682	7,768
4.493% 8/1/34 (g)	4,510	4,537
4.499% 3/1/35 (g)	3,873	3,874
4.53% 3/1/35 (g)	3,537	3,548
4.572% 2/1/35 (g)	9,220	9,304
4.587% 2/1/35 (g)	11,362	11,403
4.625% 2/1/35 (g)	3,927	3,949
4.67% 11/1/34 (g)	4,660	4,695
4.694% 11/1/34 (g)	4,620	4,653
4.725% 3/1/35 (g)	11,900	12,057
4.742% 3/1/35 (g)	2,167	2,187
4.748% 7/1/34 (g)	4,197	4,203
5% 12/1/17 to 8/1/18	81,915	82,612
5.5% 3/1/14 to 12/1/33	156,945	160,763
6.5% 4/1/13 to 2/1/33	94,786	98,766
6.5% 5/1/20 (c)(d)	5,000	5,216
7% 7/1/25 to 2/1/32	229	243
7.5% 8/1/13 to 8/1/29	2,060	2,215
12.5% 3/1/15 to 8/1/15	31	35
TOTAL FANNIE MAE		536,961
Freddie Mac - 0.5%
4.232% 1/1/35 (g)	2,167	2,170
4.314% 12/1/34 (g)	1,872	1,868
4.364% 1/1/35 (g)	4,876	4,893
4.37% 3/1/35 (g)	2,625	2,610
4.401% 2/1/35 (g)	3,602	3,582
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
4.434% 2/1/35 (g)	$ 4,399	$ 4,417
4.441% 2/1/34 (g)	2,263	2,256
4.444% 3/1/35 (g)	1,625	1,621
4.491% 3/1/35 (g)	4,875	4,863
4.504% 3/1/35 (g)	1,927	1,926
4.564% 2/1/35 (g)	2,843	2,829
7% 9/1/06 to 7/1/13	1,914	2,006
7.5% 4/1/07 to 1/1/33	2,910	3,075
8.5% 6/1/13	4	4
TOTAL FREDDIE MAC		38,120
Government National Mortgage Association - 0.5%
7% 3/15/26 to 11/15/32	27,997	29,687
7.5% 3/15/28	13	14
8% 7/15/17 to 8/15/30	6,552	7,075
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		36,776
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $611,510)		611,857
Asset-Backed Securities - 7.9%

Accredited Mortgage Loan Trust Series 2003-2 Class A1, 4.23% 10/25/33	8,540	8,344
ACE Securities Corp.:
Series 2003-HE1 Class A2, 3.43% 11/25/33 (g)	3,671	3,676
Series 2004-HE1:
Class M1, 3.62% 2/25/34 (g)	2,700	2,700
Class M2, 4.27% 2/25/34 (g)	3,053	3,054
AESOP Funding II LLC Series 2002-1A Class A1, 3.85% 10/20/06 (b)	8,800	8,813
American Express Credit Account Master Trust:
Series 2004-1 Class B, 3.2038% 9/15/11 (g)	7,275	7,306
Series 2004-C Class C, 3.4538% 2/15/12 (b)(g)	12,213	12,239
AmeriCredit Automobile Receivables Trust:
Series 2001-B Class A4, 5.37% 6/12/08	4,083	4,110
Series 2002-EM Class A4A, 3.67% 6/8/09	6,800	6,794
Series 2003-BX Class A4B, 3.2506% 1/6/10 (g)	5,175	5,196
Series 2004-1:
Class A3, 3.22% 7/6/08	5,110	5,082
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
AmeriCredit Automobile Receivables Trust: - continued
Class B, 3.7% 1/6/09	$ 865	$ 858
Class C, 4.22% 7/6/09	925	921
Class D, 5.07% 7/6/10	6,515	6,553
Series 2005-1 Class E, 5.82% 6/6/12 (b)	4,835	4,848
Ameriquest Mortgage Securities, Inc.:
Series 2003-3 Class M1, 3.82% 3/25/33 (g)	7,888	7,986
Series 2004-R2:
Class M1, 3.45% 4/25/34 (g)	1,525	1,525
Class M2, 3.5% 4/25/34 (g)	1,175	1,175
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 3.35% 6/25/32 (g)	1,315	1,320
ARG Funding Corp. Series 2005-1A Class A1, 4.02% 4/20/09 (b)	3,000	2,987
Argent Securities, Inc. Series 2004-W7:
Class M1, 3.57% 5/25/34 (g)	4,965	4,965
Class M2, 3.62% 5/25/34 (g)	4,035	4,035
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 3.3138% 12/15/33 (g)	6,260	6,286
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.3338% 12/15/09 (g)	6,625	6,657
Series 2002-C1 Class C1, 3.9138% 12/15/09 (g)	9,450	9,566
Series 2004-B2 Class B2, 4.37% 4/15/12	23,000	22,972
Bayview Financial Asset Trust Series 2000-F Class A, 3.35% 9/28/43 (g)	9,723	9,744
Bear Stearns Asset Backed Securities I Series 2005-HE2:
Class M1, 3.52% 2/25/35 (g)	8,255	8,265
Class M2, 3.77% 2/25/35 (g)	3,010	3,016
Capital One Auto Finance Trust Series 2002-C Class A4, 3.44% 6/15/09	8,000	7,969
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 3.6338% 7/15/08 (g)	15,625	15,643
Series 2003-B2 Class B2, 3.5% 2/17/09	9,305	9,269
Series 2003-B4 Class B4, 3.7538% 7/15/11 (g)	8,520	8,672
Series 2004-6 Class B, 4.15% 7/16/12	13,275	13,126
CDC Mortgage Capital Trust Series 2004-HE2 Class M2, 4.22% 7/26/34 (g)	2,851	2,851
Chase Credit Card Master Trust Series 2003-6 Class B, 3.3038% 2/15/11 (g)	12,685	12,793
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 3.76% 2/9/09 (g)	15,900	16,100
Series 2003-C1 Class C1, 3.69% 4/7/10 (g)	25,180	25,772
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 3.52% 5/25/34 (g)	$ 6,450	$ 6,464
Series 2004-3 Class M1, 3.52% 6/25/34 (g)	1,800	1,802
CS First Boston Mortgage Securities Corp. Series 2004-FRE1 Class A2, 3.37% 4/25/34 (g)	4,727	4,727
Discover Card Master Trust I Series 2003-4 Class B1, 3.2838% 5/16/11 (g)	10,685	10,748
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 3.7% 11/25/33 (g)	1,800	1,818
Class M2, 4.77% 11/25/33 (g)	1,000	1,030
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 3.57% 3/25/34 (g)	500	502
Class M4, 3.92% 3/25/34 (g)	375	379
Class M6, 4.27% 3/25/34 (g)	475	480
First USA Secured Note Trust Series 2001-3 Class C, 4.04% 11/19/08 (b)(g)	15,575	15,685
Fremont Home Loan Trust:
Series 2004-A:
Class M1, 3.57% 1/25/34 (g)	5,569	5,569
Class M2, 4.17% 1/25/34 (g)	6,475	6,475
Series 2005-A:
Class M1, 3.45% 1/25/35 (g)	2,000	2,002
Class M2, 3.48% 1/25/35 (g)	2,875	2,879
Class M3, 3.51% 1/25/35 (g)	1,550	1,553
Class M4, 3.7% 1/25/35 (g)	1,125	1,129
Class M5, 3.72% 1/25/35 (g)	1,125	1,130
Class M6, 3.8% 1/25/35 (g)	1,400	1,403
GSAMP Trust:
Series 2002-HE Class M1, 4.24% 11/20/32 (g)	4,445	4,535
Series 2004-FM2:
Class M1, 3.52% 1/25/34 (g)	4,250	4,250
Class M2, 4.12% 1/25/34 (g)	1,800	1,800
Class M3, 4.32% 1/25/34 (g)	1,800	1,800
Home Equity Asset Trust:
Series 2002-4 Class M2, 5.07% 3/25/33 (g)	2,300	2,336
Series 2003-2:
Class A2, 3.4% 8/25/33 (g)	609	611
Class M1, 3.9% 8/25/33 (g)	3,840	3,891
Home Equity Asset Trust NIMS Trust:
Series 2003-2N Class A, 8% 9/27/33 (b)	72	72
Series 2003-5N Class A, 7.5% 1/27/34 (b)	64	64
Household Home Equity Loan Trust:
Series 2003-1 Class M, 3.62% 10/20/32 (g)	1,282	1,284
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Household Home Equity Loan Trust: - continued
Series 2003-2 Class M, 3.57% 9/20/33 (g)	$ 2,034	$ 2,039
Series 2004-1 Class M, 3.51% 9/20/33 (g)	3,823	3,831
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 4.2038% 9/15/09 (g)	8,265	8,300
Long Beach Mortgage Loan Trust Series 2004-2:
Class M1, 3.55% 6/25/34 (g)	5,225	5,238
Class M2, 4.1% 6/25/34 (g)	3,400	3,444
MBNA Credit Card Master Note Trust:
Series 2002-B1 Class B1, 5.15% 7/15/09	15,000	15,244
Series 2002-B4 Class B4, 3.4538% 3/15/10 (g)	6,335	6,391
Series 2003-B2 Class B2, 3.3438% 10/15/10 (g)	1,805	1,818
Series 2003-B3 Class B3, 3.3288% 1/18/11 (g)	8,830	8,876
Series 2003-B5 Class B5, 3.3238% 2/15/11 (g)	12,980	13,086
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.52% 7/25/34 (g)	2,625	2,625
Class M2, 3.57% 7/25/34 (g)	450	450
Class M3, 3.97% 7/25/34 (g)	955	955
Class M4, 4.12% 7/25/34 (g)	650	650
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1 Class M1, 3.72% 7/25/34 (g)	3,105	3,126
Series 2003-OPT1 Class M1, 3.67% 7/25/34 (g)	6,775	6,827
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.12% 11/25/32 (g)	3,485	3,606
Series 2003-HE1 Class M2, 4.92% 5/25/33 (g)	1,925	1,949
Series 2003-NC5 Class M2, 5.02% 4/25/33 (g)	3,450	3,503
Series 2003-NC7:
Class M1, 3.72% 6/25/33 (g)	2,655	2,667
Class M2, 4.87% 6/25/33 (g)	1,490	1,519
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 4.02% 1/25/32 (g)	6,606	6,644
Series 2002-NC3 Class A3, 3.36% 8/25/32 (g)	606	608
Series 2002-NC5 Class M3, 4.82% 10/25/32 (g)	1,355	1,385
Series 2003-NC2 Class M2, 5.02% 2/25/33 (g)	3,625	3,697
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (b)(g)(i)	10,160	3,585
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (i)	10,350	5,439
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (i)	5,100	1,418
New Century Home Equity Loan Trust Series 2003-2 Class A2, 3.45% 1/25/33 (g)	1,496	1,497
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	10,107	10,012
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Park Place Securities, Inc. Series 2005-WCH1 Class M2, 3.54% 1/25/35 (g)	$ 5,025	$ 5,033
Prime Credit Card Master Trust Series 2000-1 Class A, 6.7% 10/15/09	21,250	21,607
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (b)	4,732	4,595
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.38% 2/25/34 (g)	1,494	1,494
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.4038% 3/15/11 (b)(g)	8,835	8,842
Terwin Mortgage Trust Series 2003-4HE Class A1, 3.45% 9/25/34 (g)	4,752	4,781
Triad Auto Receivables Owner Trust Series 2002-A Class A4, 3.24% 8/12/09	11,375	11,328
WFS Financial Owner Trust Series 2004-3 Class A4, 3.93% 2/17/12	13,280	13,149
TOTAL ASSET-BACKED SECURITIES (Cost $569,755)		570,864
Collateralized Mortgage Obligations - 2.2%

Private Sponsor - 1.5%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 3.42% 1/25/34 (g)	7,140	7,162
Series 2005-2 Class 6A2, 3.3% 6/25/35 (g)	4,262	4,266
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-AR3 Class 6A2, 3.39% 4/25/34 (g)	3,491	3,495
Series 2004-AR6 Class 9A2, 3.39% 10/25/34 (g)	5,800	5,806
Series 2003-TFLA Class F, 3.37% 4/15/13 (b)(g)	5,095	5,076
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2544% 8/25/17 (g)	9,205	9,506
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-E Class XA1, 1% 10/25/28 (g)(i)	63,522	852
Series 2003-G Class XA1, 1% 1/25/29 (i)	56,543	798
Series 2003-H Class XA1, 1% 1/25/29 (b)(i)	49,271	706
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	7,065	7,243
Series 2004-SL2 Class A1, 6.5% 10/25/16	2,021	2,067
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 4.22% 6/10/35 (b)(g)	4,082	4,159
Class B4, 4.42% 6/10/35 (b)(g)	3,653	3,717
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1: - continued
Class B5, 5.02% 6/10/35 (b)(g)	$ 2,495	$ 2,551
Class B6, 5.52% 6/10/35 (b)(g)	1,479	1,512
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 3.47% 6/25/33 (b)(g)	6,201	6,223
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (b)(i)	206,767	1,770
Sequoia Mortgage Trust floater Series 2004-8 Class A2, 3.45% 9/20/34 (g)	12,276	12,282
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,788	1,862
Series 2004-RA2 Class 2A, 7% 7/25/33	2,968	3,051
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR4 Class 2A2, 4.543% 4/25/35 (g)	14,571	14,523
Series 2005-AR9 Class 2A1, 4.3621% 5/25/35 (g)	8,985	8,976
TOTAL PRIVATE SPONSOR		107,603
U.S. Government Agency - 0.7%
Fannie Mae planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	299	298
Series 1994-63 Class PH, 7% 6/25/23	142	142
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class Series 2002-73 Class QC, 5.5% 1/25/26	13,146	13,402
sequential pay Series 2002-36 Class VG, 6.5% 3/25/13	1,416	1,412
Freddie Mac sequential pay Series 2516 Class AH, 5% 1/15/16	2,801	2,825
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2425 Class JH, 6% 3/15/17	6,945	7,257
Series 2489 Class PD, 6% 2/15/31	9,111	9,254
Series 2702 Class WB, 5% 4/15/17	13,170	13,337
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8831% 10/16/23 (g)	$ 1,895	$ 1,986
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2002-47 Class VA, 6.5% 4/20/13	1,792	1,796
TOTAL U.S. GOVERNMENT AGENCY		51,709
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $159,656)		159,312
Commercial Mortgage Securities - 7.7%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	4,445	4,528
Series 1997-D5 Class PS1, 1.7259% 2/14/43 (g)(i)	98,510	5,178
Banc of America Commercial Mortgage, Inc.:
sequential pay:
Series 2004-2 Class A3, 4.05% 11/10/38	6,527	6,368
Series 2004-4 Class A3, 4.128% 7/10/42	7,860	7,763
Series 2003-2 Class XP, 0.3743% 3/11/41 (b)(g)(i)	185,697	2,318
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class A3, 3.2738% 11/15/15 (b)(g)	6,740	6,749
Class C, 3.4238% 11/15/15 (b)(g)	1,385	1,391
Class D, 3.5038% 11/15/15 (b)(g)	2,155	2,168
Class F, 3.8538% 11/15/15 (b)(g)	1,535	1,546
Class H, 4.3538% 11/15/15 (b)(g)	1,385	1,395
Class J, 4.9038% 11/15/15 (b)(g)	1,430	1,441
Class K, 5.5538% 11/15/15 (b)(g)	1,290	1,301
Bayview Commercial Asset Trust:
floater:
Series 2004-1:
Class A, 3.38% 4/25/34 (b)(g)	8,299	8,293
Class B, 4.92% 4/25/34 (b)(g)	961	967
Class M1, 3.58% 4/25/34 (b)(g)	786	788
Class M2, 4.22% 4/25/34 (b)(g)	699	704
Series 2004-2:
Class A, 3.45% 8/25/34 (b)(g)	7,873	7,896
Class M1, 3.6% 8/25/34 (b)(g)	2,542	2,552
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bayview Commercial Asset Trust: - continued
Series 2004-3:
Class A1, 3.39% 1/25/35 (b)(g)	$ 8,849	$ 8,865
Class A2, 3.44% 1/25/35 (b)(g)	1,222	1,224
Class M1, 3.52% 1/25/35 (b)(g)	1,516	1,517
Class M2, 4.02% 1/25/35 (b)(g)	978	981
Series 2004-1 Class IO, 1.25% 4/25/34 (b)(i)	89,381	5,394
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-ESA Class A2, 3.29% 5/14/16 (b)(g)	7,760	7,777
Series 2003-PWR2 Class X2, 0.6525% 5/11/39 (b)(g)(i)	130,372	3,269
Series 2003-T12 Class X2, 0.7956% 8/13/39 (b)(g)(i)	121,136	3,271
Series 2004-ESA:
Class C, 4.937% 5/14/16 (b)	970	984
Class D, 4.986% 5/14/16 (b)	1,650	1,674
Class E, 5.064% 5/14/16 (b)	5,120	5,197
Class F, 5.182% 5/14/16 (b)	1,230	1,249
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6174% 5/15/35 (b)(g)(i)	122,907	6,982
Chase Commercial Mortgage Securities Corp.:
sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	4,905	5,148
Series 1999-2:
Class E, 7.734% 1/15/32	4,010	4,407
Class F, 7.734% 1/15/32	2,170	2,346
COMM:
floater:
Series 2002-FL7 Class D, 3.5238% 11/15/14 (b)(g)	3,050	3,054
Series 2003-FL9 Class B, 3.4538% 11/15/15 (b)(g)	9,074	9,095
sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	11,760	12,488
Series 2004-LBN2 Class X2, 1.115% 3/10/39 (b)(g)(i)	20,471	821
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A2, 7.546% 11/17/32 (g)	11,450	12,721
Commercial Mortgage pass thru certificates:
floater:
Series 2004-CNL:
Class B, 3.3538% 9/15/14 (b)(g)	2,290	2,291
Class D, 3.5938% 9/15/14 (b)(g)	710	710
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Commercial Mortgage pass thru certificates: - continued
Class E, 3.6538% 9/15/14 (b)(g)	$ 960	$ 961
Class F, 3.7538% 9/15/14 (b)(g)	755	756
Class G, 3.9338% 9/15/14 (b)(g)	1,725	1,727
Class H, 4.0338% 9/15/14 (b)(g)	1,835	1,837
Class J, 4.5538% 9/15/14 (b)(g)	630	631
Class K, 4.9538% 9/15/14 (b)(g)	990	991
Class L, 5.1538% 9/15/14 (b)(g)	795	795
Series 2004-HTL1:
Class B, 3.4038% 7/15/16 (b)(g)	604	605
Class D, 3.5038% 7/15/16 (b)(g)	1,372	1,372
Class E, 3.7038% 7/15/16 (b)(g)	979	980
Class F, 3.7538% 7/15/16 (b)(g)	1,035	1,036
Class H, 4.2538% 7/15/16 (b)(g)	3,007	3,010
Class J, 4.4038% 7/15/16 (b)(g)	1,156	1,157
Class K, 5.3038% 7/15/16 (b)(g)	1,298	1,298
Series 2004-CNL Class X1, 2.29% 9/15/14 (b)(g)(i)	128,590	2,512
CS First Boston Mortgage Securities Corp.:
floater:
Series 2002-TFLA Class C, 3.3938% 11/18/12 (b)(g)	4,615	4,629
Series 2003-TF2A:
Class A2, 3.2738% 11/15/14 (b)(g)	12,150	12,158
Class C, 3.5038% 11/15/14 (b)(g)	1,410	1,413
Class E, 3.9038% 11/15/14 (b)(g)	1,130	1,135
Class H, 4.8538% 11/15/14 (b)(g)	1,395	1,402
Class K, 6.0538% 11/15/14 (b)(g)	2,090	2,105
Series 2004-HC1:
Class A2, 3.4538% 12/15/21 (b)(g)	1,935	1,935
Class B, 3.7038% 12/15/21 (b)(g)	5,040	5,040
sequential pay:
Series 1998-C1 Class A1B, 6.48% 5/17/40	14,495	15,345
Series 1999-C1 Class A2, 7.29% 9/15/41	11,400	12,523
Series 2001-CK3 Class A2, 6.04% 6/15/34	11,900	12,087
Series 2001-CKN5 Class AX, 0.978% 9/15/34 (b)(g)(i)	115,032	7,527
Series 2003-C4 Class ASP, 0.5061% 8/15/36 (b)(g)(i)	106,727	1,937
Series 2003-TFLA Class G, 3.37% 4/15/13 (b)(g)	2,630	2,556
Series 2004-C1 Class ASP, 1.0447% 1/15/37 (b)(g)(i)	97,737	3,797
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	11,355	12,191
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	$ 6,749	$ 6,900
Equitable Life Assurance Society of the United States sequential pay Series 174 Class A1, 7.24% 5/15/06 (b)	6,000	6,191
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	5,276	5,529
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5206% 5/15/33 (b)(g)(i)	93,761	3,626
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (b)	7,000	7,095
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2003-87 Class C, 5.2421% 8/16/32 (g)	13,150	13,559
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-47 Class C, 4.227% 10/16/27	15,894	15,669
GMAC Commercial Mortgage Securities, Inc.:
sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	6,382	6,688
Series 2003-C3 Class X2, 0.7838% 12/10/38 (b)(g)(i)	123,678	3,630
Series 2004-C3 Class X2, 0.7494% 12/10/41 (g)(i)	71,705	2,279
Greenwich Capital Commercial Funding Corp.:
Series 2003-C1 Class XP, 2.1684% 7/5/35 (b)(g)(i)	79,984	5,876
Series 2003-C2 Class XP, 1.0816% 1/5/36 (b)(g)(i)	141,969	5,853
Series 2005-GG3 Class XP, 0.8016% 8/10/42 (b)(i)	324,745	13,121
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (b)	7,850	8,662
Series 2003-C1 Class A2A, 3.59% 1/10/40	10,690	10,538
Series 2001-LIBA Class C, 6.733% 2/14/16 (b)	4,130	4,541
Series 2004-C1 Class X2, 1.0219% 10/10/28 (b)(g)(i)	80,595	2,545
Host Marriot Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (b)	4,464	4,720
Class B, 7.3% 8/3/15 (b)	2,810	3,101
Class D, 7.97% 8/3/15 (b)	2,310	2,548
J.P. Morgan Chase Commercial Mortgage Securities Corp.:
Series 2004-C1 Class X2, 1.0725% 1/15/38 (b)(g)(i)	25,069	1,092
Series 2004-CB8 Class X2, 1.2163% 1/12/39 (b)(g)(i)	30,786	1,509
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
LB-UBS Commercial Mortgage Trust:
sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	$ 10,855	$ 12,378
Series 2003-C3 Class A2, 3.086% 5/15/27	9,205	8,894
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (b)(i)	67,045	3,189
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (b)	5,000	4,684
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2003-LLFA Class K1, 5.5% 12/16/14 (b)(g)	4,035	4,042
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1997-HF1 Class A2, 7.27% 7/15/29 (b)	729	737
Series 1998-HF2 Class A2, 6.48% 11/15/30	6,110	6,460
Series 2003-IQ5 Class X2, 1.1277% 4/15/38 (b)(g)(i)	59,540	2,339
Series 2003-IQ6 Class X2, 0.6296% 12/15/41 (b)(g)(i)	101,370	2,966
Series 2005-IQ9 Class X2, 1.0828% 7/15/56 (b)(g)(i)	84,950	4,671
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.24% 8/5/14 (b)(g)	6,495	6,560
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	7,224	7,595
Prudential Securities Secured Financing Corp. sequential pay Series 1998-C1 Class A1B, 6.506% 7/15/08	10,000	10,549
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	11,242	12,228
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (b)	5,000	5,271
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (b)	13,990	14,562
Class E3, 7.253% 3/15/13 (b)	5,845	6,133
Wachovia Bank Commercial Mortgage Trust:
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	13,550	13,457
Series 2005-C16 Class A2, 4.38% 10/15/41	9,160	9,117
Series 2003-C8 Class XP, 0.7191% 11/15/35 (b)(g)(i)	77,428	1,672
Series 2003-C9 Class XP, 0.6728% 12/15/35 (b)(g)(i)	52,406	1,254
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $556,910)		556,289
Foreign Government and Government Agency Obligations - 1.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	$ 11,436	$ 12,952
Israeli State 4.625% 6/15/13	2,440	2,371
Korean Republic 4.875% 9/22/14	5,220	5,151
Manitoba Province yankee 5.5% 10/1/08	15,000	15,615
Saskatchewan Province 7.125% 3/15/08	4,800	5,184
United Mexican States:
4.625% 10/8/08	12,315	12,229
5.875% 1/15/14	20,200	20,402
6.375% 1/16/13	7,820	8,156
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $80,177)		82,060
Supranational Obligations - 0.2%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $10,366)	10,460	11,617
Fixed-Income Funds - 11.1%
	Shares
Fidelity Ultra-Short Central Fund (h) (Cost $807,621)	8,130,819	809,179
Cash Equivalents - 3.9%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 2.96%, dated 4/29/05 due 5/2/05) (Cost $285,648)	$ 285,719	285,648
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $7,332,759)		7,365,065
NET OTHER ASSETS - (1.3)%		(93,545)
NET ASSETS - 100%		$ 7,271,520
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap

Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (f)

	March 2010	$ 35,000	$ (144)
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (f)	March 2015	35,000	(424)
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	7,800	34
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	3,275	14
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	5,700	25
Receive quarterly notional amount multiplied by .75% and pay Bank of America upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	5,000	57
Receive quarterly notional amount multiplied by .8% and pay Morgan Stanley, Inc. upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	10,000	136
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap - continued
Receive quarterly notional amount multiplied by 1.45% and pay Deutsche Bank upon default event of News America, Inc., par value of the notional amount of News America, Inc. 6.625% 1/9/08	April 2010	$ 5,000	$ 217
Receive quarterly notional amount multiplied by 1.45% and pay Deutsche Bank upon default event of News America, Inc., par value of the notional amount of News America, Inc. 6.625% 1/9/08	April 2010	5,000	217
TOTAL CREDIT DEFAULT SWAP		111,775	132
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.2955% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Feb. 2006	48,000	(52)
Receive quarterly a fixed rate equal to 4.039% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Feb. 2010	100,000	(621)
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	35,000	284
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	35,000	651
Recieve quarterly a fixed rate equal to 2.83852% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	Oct. 2006	355,000	(4,975)
TOTAL INTEREST RATE SWAP		573,000	(4,713)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Lehman Brothers, Inc.	July 2005	$ 30,000	$ 626
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Goldman Sachs	July 2005	27,060	353
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 15 basis points with Lehman Brothers, Inc.	July 2005	30,875	388
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Deutsche Bank	June 2005	10,790	126
Receive monthly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 37 basis points with Bank of America	June 2005	32,710	0
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America	May 2005	15,000	(176)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive quarterly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 10 basis points with Bank of America

	Sept. 2005	$ 60,000	$ 198
Receive quarterly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	May 2005	32,710	(212)
TOTAL RETURN SWAP		239,145	1,303
		$ 923,920	$ (3,278)
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $579,761,000 or 8.0% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security is subject to a forward commitment to sell.
(e) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $3,986,000.
(f) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of this report.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2005

Assets
Investment in securities, at value (including repurchase agreements of $285,648) (cost $7,332,759) - See accompanying schedule		$ 7,365,065
Commitment to sell securities on a delayed delivery basis	$ (5,216)
Receivable for securities sold on a delayed delivery basis	5,221	5
Receivable for investments sold, regular delivery		104,824
Cash		1
Receivable for fund shares sold		12,068
Interest receivable		61,047
Prepaid expenses		21
Other affiliated receivables		24
Total assets		7,543,055

Liabilities
Payable for investments purchased Regular delivery	254,465
Delayed delivery	5,230
Payable for fund shares redeemed	4,058
Distributions payable	439
Swap agreements, at value	3,278
Accrued management fee	2,548
Other affiliated payables	1,172
Other payables and accrued expenses	345
Total liabilities		271,535

Net Assets		$ 7,271,520
Net Assets consist of:
Paid in capital		$ 7,236,404
Undistributed net investment income		12,663
Accumulated undistributed net realized gain (loss) on investments		(6,388)
Net unrealized appreciation (depreciation) on investments		28,841
Net Assets, for 697,477 shares outstanding		$ 7,271,520
Net Asset Value, offering price and redemption price per share ($7,271,520 ÷ 697,477 shares)		$ 10.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2005

Investment Income
Interest		$ 288,926
Security lending		409
Total income		289,335

Expenses
Management fee	$ 29,924
Transfer agent fees	11,354
Accounting and security lending fees	1,275
Independent trustees' compensation	37
Custodian fees and expenses	185
Registration fees	110
Audit	112
Legal	19
Miscellaneous	290
Total expenses before reductions	43,306
Expense reductions	(189)	43,117
Net investment income		246,218
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,802
Swap agreements	1,910
Total net realized gain (loss)		9,712
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,349)
Swap agreements	3,401
Delayed delivery commitments	5
Total change in net unrealized appreciation (depreciation)		(23,943)
Net gain (loss)		(14,231)
Net increase (decrease) in net assets resulting from operations		$ 231,987

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 246,218	$ 240,009
Net realized gain (loss)	9,712	112,986
Change in net unrealized appreciation (depreciation)	(23,943)	(200,029)
Net increase (decrease) in net assets resulting from operations	231,987	152,966
Distributions to shareholders from net investment income	(243,233)	(244,852)
Distributions to shareholders from net realized gain	(68,797)	(129,453)
Total distributions	(312,030)	(374,305)
Share transactions Proceeds from sales of shares	1,674,786	2,382,403
Reinvestment of distributions	305,097	365,040
Cost of shares redeemed	(1,474,428)	(2,663,249)
Net increase (decrease) in net assets resulting from share transactions	505,455	84,194
Total increase (decrease) in net assets	425,412	(137,145)

Net Assets
Beginning of period	6,846,108	6,983,253
End of period (including undistributed net investment income of $12,663 and undistributed net investment income of $17,422, respectively)	$ 7,271,520	$ 6,846,108
Other Information Shares
Sold	159,740	221,833
Issued in reinvestment of distributions	29,181	33,925
Redeemed	(140,768)	(248,638)
Net increase (decrease)	48,153	7,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 10.87	$ 10.31	$ 10.13	$ 9.67
Income from Investment Operations
Net investment incomeB	.366	.374	.473	.560D	.641
Net realized and unrealized gain (loss)	(.009)	(.123)	.562	.172D	.455
Total from investment operations	.357	.251	1.035	.732	1.096
Distributions from net investment income	(.362)	(.381)	(.475)	(.552)	(.636)
Distributions from net realized gain	(.105)	(.200)	-	-	-
Total distributions	(.467)	(.581)	(.475)	(.552)	(.636)
Net asset value, end of period	$ 10.43	$ 10.54	$ 10.87	$ 10.31	$ 10.13
Total ReturnA	3.47%	2.33%	10.25%	7.36%	11.66%
Ratios to Average Net AssetsC
Expenses before expense reductions	.62%	.61%	.64%	.63%	.64%
Expenses net of voluntary waivers, if any	.62%	.61%	.64%	.63%	.64%
Expenses net of all reductions	.61%	.61%	.64%	.63%	.63%
Net investment income	3.50%	3.48%	4.47%	5.44%D	6.46%
Supplemental Data
Net assets, end of period (in millions)	$ 7,272	$ 6,846	$ 6,983	$ 5,064	$ 3,940
Portfolio turnover rate	74%	120%	117%	78%	83%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated fixed-income and money market central funds (Underlying Funds) managed by affiliates of Fidelity Management & Research Company (FMR). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund and underlying fixed-income funds (funds):

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Underlying Funds, are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income, including income from the Underlying Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 88,388
Unrealized depreciation	(58,677)
Net unrealized appreciation (depreciation)	29,711
Undistributed ordinary income	3,645
Undistributed long-term capital gain	1,871

Cost for federal income tax purposes	$ 7,335,354

The tax character of distributions paid was as follows:

	April 30, 2005	April 30, 2004
Ordinary Income	$ 259,919	$ 296,505
Long-term Capital Gains	52,111	77,800
Total	$ 312,030	$ 374,305

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. Certain funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. Certain funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. Certain funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts.

Mortgage Dollar Rolls. To earn additional income, certain funds may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $885,315 and $1,516,581, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. Certain funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $19,260 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $9 and $180, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 was the owner of record of approximately 11% of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of the fund.

9. New Fee Arrangements.

On May 19, 2005, the Board of Trustees approved an amended management contract effective June 1, 2005. The amended contract reduces the management fee from 0.43% to 0.33% of average net assets. A new Fundwide Operations and Expense Agreement has also been approved under which FMR will provide for fund level expenses (which do not include transfer agent or Rule 12b-1 fees) in return for a fee equal to .35% less the total amount of the management fee, effectively limiting overall fund level expenses, including management fees, to .35% of average net assets.

Under a separate amended contract, transfer agent fees will consist of an asset based fee which will be reduced to a rate of .10% of average net assets. The account fees will be eliminated.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 20, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee), Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Intermediate Bond (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 1997

Vice President of Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Intermediate Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford E. O'Neil (43)
Year of Election or Appointment: 1999 Vice President of Intermediate Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Intermediate Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Intermediate Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Intermediate Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The Board of Trustees of Fidelity Intermediate Bond voted to pay on June 6, 2005, to shareholders of record at the opening of business on June 3, 2005, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended April 30, 2005, $5,789,681, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended April 30, 2004, $48,115,743, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 17.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	12,221,814,216.15	73.238
Against	3,155,449,238.56	18.908
Abstain	587,539,807.37	3.521
Broker Non-Votes	723,047,068.58	4.333
TOTAL	16,687,850,330.66	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	15,841,707,644.41	94.930
Withheld	846,142,686.25	5.070
TOTAL	16,687,850,330.66	100.000
Ralph F. Cox
Affirmative	15,797,852,227.84	94.667
Withheld	889,998,102.82	5.333
TOTAL	16,687,850,330.66	100.000
Laura B. Cronin
Affirmative	15,839,639,342.73	94.917
Withheld	848,210,987.93	5.083
TOTAL	16,687,850,330.66	100.000
Dennis J. Dirks B
Affirmative	15,848,904,973.82	94.973
Withheld	838,945,356.84	5.027
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	15,823,470,035.51	94.820
Withheld	864,380,295.15	5.180
TOTAL	16,687,850,330.66	100.000
George H. Heilmeier
Affirmative	15,839,665,226.61	94.917
Withheld	848,185,104.05	5.083
TOTAL	16,687,850,330.66	100.000
Abigail P. Johnson
Affirmative	15,781,077,913.19	94.566
Withheld	906,772,417.47	5.434
TOTAL	16,687,850,330.66	100.000
Edward C. Johnson 3d
Affirmative	15,754,759,829.98	94.409
Withheld	933,090,500.68	5.591
TOTAL	16,687,850,330.66	100.000
Donald J. Kirk
Affirmative	15,813,230,768.50	94.759
Withheld	874,619,562.16	5.241
TOTAL	16,687,850,330.66	100.000
Marie L. Knowles
Affirmative	15,851,883,968.67	94.991
Withheld	835,966,361.99	5.009
TOTAL	16,687,850,330.66	100.000
Ned C. Lautenbach
Affirmative	15,854,530,564.20	95.006
Withheld	833,319,766.46	4.994
TOTAL	16,687,850,330.66	100.000
Marvin L. Mann
Affirmative	15,816,737,319.52	94.780
Withheld	871,113,011.14	5.220
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	15,823,167,179.17	94.818
Withheld	864,683,151.49	5.182
TOTAL	16,687,850,330.66	100.000
Robert L. Reynolds
Affirmative	15,845,001,714.22	94.949
Withheld	842,848,616.44	5.051
TOTAL	16,687,850,330.66	100.000
Cornelia M. Small B
Affirmative	15,840,247,943.36	94.921
Withheld	847,602,387.30	5.079
TOTAL	16,687,850,330.66	100.000
William S. Stavropoulos
Affirmative	15,830,742,293.62	94.864
Withheld	857,108,037.04	5.136
TOTAL	16,687,850,330.66	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

The following is a complete listing of Investments for Fidelity's fixed-income central fund as of April 30, 2005 which is an
investment of Intermediate Bond Fund.

Annual Report

Fidelity Ultra-Short Central Fund
Investments April 30, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 4.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.4%
Auto Components - 0.4%
DaimlerChrysler NA Holding Corp.:
3.45% 9/10/07 (e)	$ 16,665,000	$ 16,497,517
3.47% 5/24/06 (e)	4,700,000	4,703,929
		21,201,446
Media - 1.0%
AOL Time Warner, Inc. 5.625% 5/1/05	15,000,000	15,000,000
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,341,448
Cox Communications, Inc. 3.55% 12/14/07 (b)(e)	12,140,000	12,211,080
Liberty Media Corp. 4.51% 9/17/06 (e)	17,000,000	17,201,620
Time Warner, Inc. 7.75% 6/15/05	7,500,000	7,536,743
		60,290,891
TOTAL CONSUMER DISCRETIONARY		81,492,337
FINANCIALS - 1.2%
Capital Markets - 0.2%
State Street Capital Trust II 3.2944% 2/15/08 (e)	10,000,000	10,031,700
Commercial Banks - 0.3%
Wells Fargo & Co. 3% 3/10/08 (e)	16,600,000	16,588,264
Consumer Finance - 0.5%
General Motors Acceptance Corp.:
4.3948% 10/20/05 (e)	14,765,000	14,733,063
4.75% 5/19/05 (e)	6,855,000	6,857,002
Household Finance Corp. 8% 5/9/05	11,000,000	11,007,315
		32,597,380
Real Estate - 0.0%
Regency Centers LP 7.125% 7/15/05	700,000	705,242
Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp. 3.29% 4/11/07 (e)	11,025,000	11,026,918
TOTAL FINANCIALS		70,949,504
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.0%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,599,623
Deutsche Telekom International Finance BV 8.25% 6/15/05	16,638,000	16,731,372
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,762,047
GTE Corp. 6.36% 4/15/06	9,000,000	9,196,263
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Sprint Capital Corp. 4.78% 8/17/06	$ 6,000,000	$ 6,041,202
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,561,916
		60,892,423
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,659,049
TOTAL TELECOMMUNICATION SERVICES		66,551,472
UTILITIES - 0.4%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 3.63% 4/1/07 (b)(e)	12,800,000	12,793,958
Gas Utilities - 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,438,904
TOTAL UTILITIES		22,232,862
TOTAL NONCONVERTIBLE BONDS (Cost $241,607,358)		241,226,175
U.S. Government Agency Obligations - 2.5%

Fannie Mae:
1.55% 5/4/05	90,000,000	89,991,982
1.8% 5/27/05 (d)	60,000,000	59,945,100
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $150,000,004)		149,937,082
Asset-Backed Securities - 37.5%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.32% 7/25/34 (e)	9,019,681	9,019,255
Series 2004-3 Class 2A4, 3.32% 10/25/34 (e)	10,915,000	10,960,912
Series 2004-4:
Class A2D, 3.37% 1/25/35 (e)	3,986,475	3,997,856
Class M2, 4.37% 1/25/35 (e)	1,425,000	1,453,307
Class M3, 4.27% 1/25/35 (e)	550,000	567,437
Series 2005-1:
Class M1, 3.6% 4/25/35 (e)	11,280,000	11,294,252
Class M2, 3.71% 4/25/35 (e)	5,275,000	5,288,431
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.:
Series 2002-HE1:
Class A, 3.5% 6/25/32 (e)	$ 57,499	$ 57,506
Class M1, 3.66% 6/25/32 (e)	2,110,000	2,129,004
Series 2002-HE2 Class M1, 3.87% 8/25/32 (e)	21,525,000	21,631,682
Series 2003-FM1 Class M2, 4.87% 11/25/32 (e)	3,015,000	3,062,913
Series 2003-HS1:
Class M1, 3.71% 6/25/33 (e)	800,000	804,576
Class M2, 4.77% 6/25/33 (e)	856,000	872,891
Series 2003-NC1 Class M1, 3.8% 7/25/33 (e)	1,600,000	1,614,648
Series 2004-HE1:
Class M1, 3.62% 2/25/34 (e)	2,193,000	2,193,282
Class M2, 4.27% 2/25/34 (e)	2,475,000	2,476,025
Series 2004-OP1:
Class M1, 3.47% 4/25/34 (e)	4,420,000	4,424,363
Class M2, 3.52% 4/25/34 (e)	6,240,000	6,251,111
Series 2005-HE2:
Class M1, 3.54% 4/25/35 (e)	1,530,000	1,531,377
Class M2, 3.47% 4/25/35 (e)	1,803,000	1,803,000
Class M3, 3.42% 4/25/35 (e)	1,040,000	1,040,000
Class M4, 3.46% 4/25/35 (e)	1,340,000	1,340,576
Class M5, 3.47% 4/25/35 (e)	1,230,000	1,230,529
Series 2005-HE3:
Class A2A, 3.06% 5/25/35 (e)	8,735,000	8,735,000
Class A2B, 3.17% 5/25/35 (e)	4,370,000	4,370,000
Series 2005-SD1 Class A1, 3.42% 11/25/50 (e)	3,152,564	3,153,398
Aesop Funding II LLC Series 2005-1A Class A2, 3.05% 4/20/09 (b)(e)	8,800,000	8,785,920
American Express Credit Account Master Trust:
Series 2002-4 Class B, 3.2638% 2/15/08 (e)	10,000,000	10,004,126
Series 2002-6 Class B, 3.4038% 3/15/10 (e)	5,000,000	5,035,808
Series 2004-1 Class B, 3.2038% 9/15/11 (e)	5,775,000	5,799,717
Series 2004-C Class C, 3.4538% 2/15/12 (b)(e)	17,992,640	18,031,662
Series 2005-1 Class A, 2.9838% 10/15/12 (e)	15,455,000	15,455,000
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,976,583
Series 2003-AM:
Class A3B, 3.2406% 6/6/07 (e)	2,289,874	2,290,971
Class A4B, 3.3406% 11/6/09 (e)	12,400,000	12,454,447
Series 2003-BX Class A4B, 3.2506% 1/6/10 (e)	3,265,000	3,278,330
Series 2003-CF Class A3, 2.75% 10/9/07	17,500,000	17,451,847
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,563,550
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 3.42% 8/25/32 (e)	$ 3,740,753	$ 3,754,949
Series 2002-AR1 Class M2, 4.32% 9/25/32 (e)	1,698,000	1,700,237
Series 2003-1:
Class A2, 3.43% 2/25/33 (e)	960,511	962,994
Class M1, 3.92% 2/25/33 (e)	3,330,000	3,390,874
Series 2003-3:
Class M1, 3.82% 3/25/33 (e)	1,564,902	1,584,236
Class S, 5% 9/25/05 (f)	4,457,447	71,560
Series 2003-6:
Class AV3, 3.34% 8/25/33 (e)	737,620	737,836
Class M1, 3.78% 8/25/33 (e)	7,560,000	7,610,464
Class M2, 4.87% 5/25/33 (e)	2,750,000	2,801,797
Series 2003-AR1 Class M1, 3.73% 1/25/33 (e)	7,000,000	7,082,751
Series 2004-R2:
Class M1, 3.45% 4/25/34 (e)	1,230,000	1,229,941
Class M2, 3.5% 4/25/34 (e)	950,000	949,955
Class M3, 3.57% 4/25/34 (e)	3,500,000	3,499,832
Class M4, 4.07% 4/25/34 (e)	4,500,000	4,499,780
Series 2004-R9 Class A3, 3.34% 10/25/34 (e)	9,340,000	9,368,730
Series 2005-R1:
Class M1, 3.47% 3/25/35 (e)	5,710,000	5,712,189
Class M2, 3.5% 3/25/35 (e)	1,925,000	1,925,724
Series 2005-R2 Class M1, 3.47% 4/25/35 (e)	12,500,000	12,500,000
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.35% 6/25/32 (e)	2,629,663	2,639,945
Series 2002-BC6 Class M1, 3.77% 8/25/32 (e)	24,900,000	25,125,923
Series 2002-BC7:
Class M1, 3.65% 10/25/32 (e)	10,000,000	10,096,880
Class M2, 3.92% 10/25/32 (e)	5,575,000	5,617,777
Series 2003-BC1 Class M2, 4.12% 1/25/32 (e)	2,049,617	2,055,237
ARG Funding Corp.:
Series 2005-1A Class A2, 2.952% 4/20/09 (b)(e)	11,000,000	11,000,000
Series 2005-2A Class A2, 2.97% 5/20/09 (b)(e)	5,200,000	5,200,000
Argent Securities, Inc.:
Series 2003-W3 Class M2, 4.82% 9/25/33 (e)	20,000,000	20,659,184
Series 2003-W7 Class A2, 3.41% 3/1/34 (e)	5,524,422	5,536,989
Series 2004-W5 Class M1, 3.62% 4/25/34 (e)	3,960,000	3,964,743
Series 2004-W7:
Class M1, 3.57% 5/25/34 (e)	4,085,000	4,084,803
Class M2, 3.62% 5/25/34 (e)	3,320,000	3,319,840
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2002-HE2 Class M2, 4.0838% 8/15/32 (e)	978,000	981,157
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2003-HE2:
Class A2, 3.3338% 4/15/33 (e)	$ 2,113,033	$ 2,114,582
Class M1, 3.8538% 4/15/33 (e)	9,000,000	9,057,508
Series 2003-HE3:
Class M1, 3.7838% 6/15/33 (e)	2,185,000	2,202,389
Class M2, 4.9538% 6/15/33 (e)	10,000,000	10,249,478
Series 2003-HE4 Class M2, 4.9538% 8/15/33 (e)	5,695,000	5,823,648
Series 2003-HE5 Class A2A, 3.3138% 8/15/33 (e)	3,859,234	3,862,681
Series 2003-HE6 Class M1, 3.67% 11/25/33 (e)	3,475,000	3,501,425
Series 2004-HE3:
Class M1, 3.56% 6/25/34 (e)	1,450,000	1,450,440
Class M2, 4.14% 6/25/34 (e)	3,350,000	3,350,893
Series 2004-HE6 Class A2, 3.38% 6/25/34 (e)	21,097,293	21,144,334
Series 2005-HE2:
Class M1, 3.47% 3/25/35 (e)	8,250,000	8,267,322
Class M2, 3.52% 3/25/35 (e)	2,065,000	2,069,748
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.3338% 12/15/09 (e)	20,655,000	20,754,200
Series 2002-B2 Class B2, 3.2938% 5/15/08 (e)	15,000,000	15,006,119
Series 2002-B3 Class B, 3.3138% 8/15/08 (e)	14,500,000	14,513,069
Series 2002-C1 Class C1, 3.9138% 12/15/09 (e)	7,980,000	8,078,097
Series 2002-C2 Class C2, 3.9438% 5/15/08 (e)	35,785,000	35,883,212
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.27% 5/28/44 (e)	9,677,240	9,677,467
Bayview Financial Asset Trust Series 2000-F Class A, 3.35% 9/28/43 (e)	10,623,302	10,645,753
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.3% 2/28/44 (e)	6,466,458	6,489,044
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.52% 2/25/35 (e)	6,655,000	6,662,876
Class M2, 3.77% 2/25/35 (e)	2,430,000	2,434,608
Series 2005-HE5 Class 1A1, 3.31% 11/25/28 (c)(e)	12,075,000	12,075,000
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	3,633,457	3,608,361
Series 2003-1 Class B, 3.4238% 6/15/10 (b)(e)	7,116,746	7,140,352
Series 2003-2 Class B, 3.2338% 1/15/09 (e)	3,333,951	3,339,298
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.2338% 1/15/10 (e)	9,630,000	9,659,860
Series 2004-B Class A4, 3.0638% 8/15/11 (e)	16,300,000	16,299,993
Asset-Backed Securities - continued
	Principal Amount	Value
Capital One Master Trust:
Series 1999-3 Class B, 3.4338% 9/15/09 (e)	$ 5,000,000	$ 5,005,867
Series 2001-1 Class B, 3.4638% 12/15/10 (e)	19,500,000	19,658,434
Series 2001-8A Class B, 3.5038% 8/17/09 (e)	9,585,000	9,644,489
Series 2002-4A Class B, 3.4538% 3/15/10 (e)	6,000,000	6,033,530
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 3.6338% 7/15/08 (e)	17,705,000	17,725,779
Series 2003-B1 Class B1, 4.1238% 2/17/09 (e)	15,470,000	15,609,518
Capital Trust Ltd. Series 2004-1:
Class A2, 3.44% 7/20/39 (b)(e)	2,968,000	2,968,000
Class B, 3.74% 7/20/39 (b)(e)	1,550,000	1,550,000
Class C, 4.09% 7/20/39 (b)(e)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.05% 1/25/32 (e)	4,244,221	4,265,690
Series 2002-HE2 Class M1, 3.72% 1/25/33 (e)	9,999,980	10,043,354
Series 2002-HE3:
Class M1, 4.12% 3/25/33 (e)	21,499,948	21,854,618
Class M2, 5.27% 3/25/33 (e)	9,968,976	10,195,021
Series 2003-HE1:
Class M1, 3.92% 8/25/33 (e)	1,989,998	1,999,310
Class M2, 4.97% 8/25/33 (e)	4,369,996	4,438,752
Series 2003-HE2 Class A, 3.37% 10/25/33 (e)	3,405,270	3,417,561
Series 2003-HE3:
Class M1, 3.72% 11/25/33 (e)	2,254,989	2,277,351
Class M2, 4.77% 11/25/33 (e)	1,719,992	1,759,027
Series 2004-HE2 Class M2, 4.22% 7/26/34 (e)	2,345,000	2,344,883
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.4338% 3/16/09 (e)	1,305,000	1,312,314
Series 2002-4 Class B, 3.2638% 10/15/07 (e)	12,000,000	12,001,374
Series 2002-6 Class B, 3.3038% 1/15/08 (e)	11,850,000	11,855,543
Series 2004-1 Class B, 3.1538% 5/15/09 (e)	4,105,000	4,104,199
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 3.7906% 10/15/07 (e)	17,500,000	17,530,126
Series 2001-B2 Class B2, 2.93% 12/10/08 (e)	11,945,000	12,008,037
Series 2002-B1 Class B1, 3.39% 6/25/09 (e)	9,010,000	9,047,856
Series 2002-C1 Class C1, 3.76% 2/9/09 (e)	17,500,000	17,720,038
Series 2003-B1 Class B1, 3.25% 3/7/08 (e)	25,000,000	25,052,343
Series 2003-C1 Class C1, 3.69% 4/7/10 (e)	17,785,000	18,203,410
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.43% 12/25/33 (b)(e)	8,707,614	8,708,517
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.45% 5/25/33 (e)	1,926,899	1,931,572
Series 2003-BC1 Class M2, 5.02% 9/25/32 (e)	11,065,000	11,220,056
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2003-SD3 Class A1, 3.44% 12/25/32 (b)(e)	$ 1,235,933	$ 1,243,025
Series 2004-2 Class M1, 3.52% 5/25/34 (e)	5,200,000	5,211,138
Series 2004-3:
Class 3A4, 3.27% 8/25/34 (e)	669,049	666,176
Class M1, 3.52% 6/25/34 (e)	1,475,000	1,476,373
Series 2004-4:
Class A, 3.39% 8/25/34 (e)	3,266,921	3,270,019
Class M1, 3.5% 7/25/34 (e)	3,650,000	3,663,804
Class M2, 3.55% 6/25/34 (e)	4,395,000	4,410,834
Series 2005-1:
Class 1AV2, 3.22% 5/25/35 (e)	8,780,000	8,780,000
Class M1, 3.44% 8/25/35 (e)	19,600,000	19,600,000
Class MV1, 3.42% 7/25/35 (e)	3,135,000	3,132,061
Class MV2, 3.46% 7/25/35 (e)	3,765,000	3,763,235
Class MV3, 3.5% 7/25/35 (e)	1,560,000	1,559,269
Series 2005-3 Class MV1, 3.44% 8/25/35 (e)	11,125,000	11,125,000
Series 2005-AB1 Class A2, 3.23% 8/25/35 (e)	17,520,000	17,525,475
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.41% 4/25/34 (e)	3,265,727	3,280,809
Series 2004-FRE1:
Class A2, 3.37% 4/25/34 (e)	3,857,201	3,857,023
Class M3, 3.67% 4/25/34 (e)	5,885,000	5,884,716
Discover Card Master Trust I Series 2003-4 Class B1, 3.2838% 5/16/11 (e)	8,155,000	8,203,261
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 2.8394% 5/28/35 (e)	8,864,848	8,867,929
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 3.7% 11/25/33 (e)	1,300,000	1,313,121
Class M2, 4.77% 11/25/33 (e)	700,000	720,960
Series 2004-1 Class M2, 4.12% 1/25/35 (e)	3,700,000	3,747,278
Series 2004-2 Class M2, 4.17% 7/25/34 (e)	9,890,000	9,889,518
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 2.96% 3/25/35 (e)	8,400,000	8,400,000
Series 2005-FF2 Class M6, 3.57% 3/25/35 (e)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 3.57% 3/25/34 (e)	400,000	401,577
Class M4, 3.92% 3/25/34 (e)	300,000	303,158
Class M6, 4.27% 3/25/34 (e)	400,000	403,794
First USA Credit Card Master Trust Series 2001-4 Class B, 3.31% 1/12/09 (e)	15,000,000	15,042,665
Asset-Backed Securities - continued
	Principal Amount	Value
First USA Secured Note Trust Series 2001-3 Class C, 4.04% 11/19/08 (b)(e)	$ 11,580,000	$ 11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.3838% 10/15/07 (e)	19,600,000	19,688,088
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.24% 2/25/34 (e)	3,507,165	3,507,005
Class M1, 3.47% 2/25/34 (e)	750,000	749,964
Class M2, 3.52% 2/25/34 (e)	800,000	799,962
Series 2004-C Class 2A2, 3.57% 8/25/34 (e)	10,000,000	10,090,707
Series 2005-A:
Class 2A2, 3.26% 2/25/35 (e)	11,850,000	11,866,003
Class M1, 3.45% 1/25/35 (e)	1,603,000	1,604,865
Class M2, 3.48% 1/25/35 (e)	2,325,000	2,328,490
Class M3, 3.51% 1/25/35 (e)	1,250,000	1,252,312
Class M4, 3.7% 1/25/35 (e)	925,000	928,424
Class M5, 3.72% 1/25/35 (e)	925,000	928,748
Class M6, 3.8% 1/25/35 (e)	1,125,000	1,127,446
GE Business Loan Trust Series 2003-1 Class A, 3.3838% 4/15/31 (b)(e)	5,995,317	6,036,685
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.8838% 8/15/08 (e)	1,520,000	1,521,712
Class C, 3.8838% 8/15/08 (e)	5,580,000	5,606,278
Series 6 Class B, 3.1438% 2/17/09 (e)	1,030,000	1,031,075
GSAMP Trust:
Series 2002-HE Class M1, 4.24% 11/20/32 (e)	3,017,000	3,077,782
Series 2002-NC1:
Class A2, 3.34% 7/25/32 (e)	866,997	876,628
Class M1, 3.66% 7/25/32 (e)	8,861,000	8,990,090
Series 2003-FM1 Class M1, 3.81% 3/20/33 (e)	15,000,000	15,197,616
Series 2004-FF3 Class M2, 4.16% 5/25/34 (e)	4,650,000	4,732,538
Series 2004-FM1:
Class M1, 3.67% 11/25/33 (e)	2,865,000	2,864,862
Class M2, 4.42% 11/25/33 (e)	1,975,000	2,010,087
Series 2004-FM2:
Class M1, 3.52% 1/25/34 (e)	3,500,000	3,499,832
Class M2, 4.12% 1/25/34 (e)	1,500,000	1,499,927
Class M3, 4.32% 1/25/34 (e)	1,500,000	1,499,926
Series 2004-HE1:
Class M1, 3.57% 5/25/34 (e)	4,045,000	4,044,805
Class M2, 4.17% 5/25/34 (e)	1,750,000	1,770,456
Class M3, 4.42% 5/25/34 (e)	1,250,000	1,270,611
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-FF2 Class M5, 3.5% 3/25/35 (e)	$ 3,500,000	$ 3,500,000
Series 2005-HE2 Class M, 3.45% 3/25/35 (e)	8,780,000	8,764,831
Series 2005-NC1 Class M1, 3.47% 2/25/35 (e)	9,010,000	9,021,581
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.17% 5/25/30 (c)(e)	14,000,000	13,983,439
Home Equity Asset Trust:
Series 2002-2 Class M1, 3.82% 6/25/32 (e)	10,000,000	10,033,700
Series 2002-3 Class A5, 3.46% 2/25/33 (e)	1,890,999	1,891,986
Series 2002-4:
Class A3, 3.5% 3/25/33 (e)	2,790,116	2,793,087
Class M2, 5.07% 3/25/33 (e)	1,850,000	1,878,562
Series 2002-5:
Class A3, 3.54% 5/25/33 (e)	4,052,809	4,079,035
Class M1, 4.22% 5/25/33 (e)	13,800,000	14,105,019
Series 2003-1:
Class A2, 3.49% 6/25/33 (e)	6,169,643	6,181,822
Class M1, 4.02% 6/25/33 (e)	5,700,000	5,734,767
Series 2003-2:
Class A2, 3.4% 8/25/33 (e)	354,701	356,165
Class M1, 3.9% 8/25/33 (e)	2,245,000	2,274,979
Series 2003-3:
Class A2, 3.38% 8/25/33 (e)	2,521,004	2,531,410
Class M1, 3.88% 8/25/33 (e)	8,185,000	8,284,311
Series 2003-4:
Class M1, 3.82% 10/25/33 (e)	3,415,000	3,447,260
Class M2, 4.92% 10/25/33 (e)	4,040,000	4,095,666
Series 2003-5:
Class A2, 3.37% 12/25/33 (e)	8,541,493	8,575,143
Class M1, 3.72% 12/25/33 (e)	3,175,000	3,203,432
Class M2, 4.75% 12/25/33 (e)	1,345,000	1,382,946
Series 2003-7 Class A2, 3.4% 3/25/34 (e)	4,163,244	4,173,012
Series 2004-2 Class A2, 3.31% 7/25/34 (e)	7,471,552	7,471,265
Series 2004-3:
Class M1, 3.59% 8/25/34 (e)	2,015,000	2,014,903
Class M2, 4.22% 8/25/34 (e)	2,200,000	2,199,892
Class M3, 4.47% 8/25/34 (e)	950,000	949,953
Series 2004-4 Class A2, 3.34% 10/25/34 (e)	10,005,758	10,045,356
Series 2004-6 Class A2, 3.37% 12/25/34 (e)	11,064,375	11,099,385
Series 2004-7 Class A3, 3.41% 1/25/35 (e)	3,345,418	3,362,587
Series 2005-1:
Class M1, 3.45% 5/25/35 (e)	9,705,000	9,712,375
Class M2, 3.47% 5/25/35 (e)	5,780,000	5,779,721
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M3, 3.52% 5/25/35 (e)	$ 5,825,000	$ 5,824,719
Series 2005-2:
Class 2A2, 3.22% 7/25/35 (e)	13,170,000	13,151,615
Class M1, 3.47% 7/25/35 (e)	10,085,000	10,084,950
Series 2005-3 Class M1, 3.47% 8/25/35 (e)	9,450,000	9,450,000
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.2438% 8/15/08 (e)	10,000,000	10,015,115
Household Credit Card Master Trust I Series 2002-1 Class B, 3.6038% 7/15/08 (e)	22,589,000	22,631,456
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.29% 4/20/32 (e)	3,414,440	3,419,549
Series 2002-3 Class A, 3.44% 7/20/32 (e)	2,738,511	2,743,110
Series 2003-1 Class M, 3.62% 10/20/32 (e)	911,396	912,798
Series 2003-2:
Class A, 3.32% 9/20/33 (e)	3,349,275	3,356,618
Class M, 3.57% 9/20/33 (e)	1,574,995	1,578,616
Series 2004-1 Class M, 3.51% 9/20/33 (e)	3,183,762	3,190,345
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 3.64% 2/20/33 (e)	2,099,070	2,108,691
Series 2004-HC1:
Class A, 3.34% 2/20/34 (e)	6,511,745	6,529,358
Class M, 3.49% 2/20/34 (e)	3,937,024	3,939,674
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.5038% 1/18/11 (e)	8,850,000	8,869,373
Series 2002-2:
Class A, 3.1238% 1/18/11 (e)	9,000,000	9,013,134
Class B, 3.5038% 1/18/11 (e)	14,275,000	14,366,807
Series 2002-3 Class B, 4.2038% 9/15/09 (e)	4,150,000	4,167,352
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.1938% 12/17/07 (e)	4,058,866	4,060,076
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.27% 6/25/35 (e)	13,164,203	13,166,374
Class M1, 3.49% 6/25/35 (e)	4,100,000	4,099,801
Class M2, 3.51% 6/25/35 (e)	2,775,000	2,776,050
Class M3, 3.54% 6/25/35 (e)	1,975,000	1,976,577
Class M4, 3.72% 6/25/35 (e)	4,940,000	4,950,134
Class M5, 3.75% 6/25/35 (e)	3,020,000	3,026,175
Keycorp Student Loan Trust Series 1999-A Class A2, 3.42% 12/27/09 (e)	17,060,109	17,124,500
Long Beach Mortgage Loan Trust:
Series 2003-1 Class A2, 3.42% 3/25/33 (e)	58,440	58,461
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust: - continued
Series 2003-2:
Class AV, 3.34% 6/25/33 (e)	$ 586,129	$ 586,624
Class M1, 3.84% 6/25/33 (e)	19,500,000	19,661,618
Series 2003-3 Class M1, 3.77% 7/25/33 (e)	7,770,000	7,842,331
Series 2004-2:
Class M1, 3.55% 6/25/34 (e)	4,275,000	4,285,859
Class M2, 4.1% 6/25/34 (e)	2,800,000	2,836,356
Series 2005-2 Class 2A2, 3.03% 4/25/35 (e)	12,000,000	12,000,000
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 3.75% 4/25/33 (e)	3,500,000	3,530,299
Class M2, 4.87% 4/25/33 (e)	1,500,000	1,537,489
Series 2004-FRE1 Class M1, 3.57% 7/25/34 (e)	5,223,000	5,249,719
MBNA Asset Backed Note Trust Series 2000-K Class C, 3.7538% 3/17/08 (b)(e)	7,250,000	7,268,560
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.3288% 10/15/08 (e)	30,000,000	30,056,580
Series 2001-B2 Class B2, 3.3138% 1/15/09 (e)	30,353,000	30,445,701
Series 2002-B2 Class B2, 3.3338% 10/15/09 (e)	20,000,000	20,099,864
Series 2002-B3 Class B3, 3.3538% 1/15/08 (e)	15,000,000	15,006,347
Series 2002-B4 Class B4, 3.4538% 3/15/10 (e)	14,800,000	14,931,199
Series 2003-B2 Class B2, 3.3438% 10/15/10 (e)	1,530,000	1,541,248
Series 2003-B3 Class B3, 3.3288% 1/18/11 (e)	1,130,000	1,135,915
Series 2003-B5 Class B5, 3.3238% 2/15/11 (e)	705,000	710,732
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.4706% 9/15/10 (e)	7,800,000	7,849,889
Series 1998-G Class B, 3.3538% 2/17/09 (e)	20,000,000	20,051,362
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.52% 7/25/34 (e)	2,125,000	2,124,899
Class M2, 3.57% 7/25/34 (e)	375,000	374,982
Class M3, 3.97% 7/25/34 (e)	775,000	774,962
Class M4, 4.12% 7/25/34 (e)	525,000	524,974
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 3.72% 7/25/34 (e)	2,321,000	2,336,634
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.12% 11/25/32 (e)	2,370,000	2,452,166
Series 2003-HE1 Class M2, 4.92% 5/25/33 (e)	6,185,000	6,261,301
Series 2003-NC5 Class M2, 5.02% 4/25/33 (e)	2,800,000	2,842,964
Series 2003-NC6 Class M2, 4.97% 6/27/33 (e)	12,835,000	13,196,866
Series 2003-NC7:
Class M1, 3.72% 6/25/33 (e)	1,785,000	1,793,061
Class M2, 4.87% 6/25/33 (e)	1,000,000	1,019,394
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2003-NC8 Class M1, 3.72% 9/25/33 (e)	$ 2,350,000	$ 2,369,260
Series 2004-HE6 Class A2, 3.36% 8/25/34 (e)	9,165,498	9,167,272
Series 2004-NC2 Class M1, 3.57% 12/25/33 (e)	2,595,000	2,607,836
Series 2004-NC6 Class A2, 3.36% 7/25/34 (e)	4,167,797	4,180,069
Series 2005-1:
Class M2, 3.49% 12/25/34 (e)	4,425,000	4,434,091
Class M3, 3.54% 12/25/34 (e)	4,000,000	4,006,475
Class M4, 3.72% 12/25/34 (e)	787,000	789,565
Series 2005-HE1:
Class A3B, 3.24% 12/25/34 (e)	3,885,000	3,890,834
Class M1, 3.47% 12/25/34 (e)	1,100,000	1,104,276
Class M2, 3.49% 12/25/34 (e)	2,970,000	2,991,811
Series 2005-HE2:
Class M1, 3.42% 1/25/35 (e)	2,665,000	2,665,000
Class M2, 3.46% 1/25/35 (e)	1,900,000	1,900,000
Series 2005-NC1:
Class M1, 3.46% 1/25/35 (e)	2,425,000	2,437,424
Class M2, 3.49% 1/25/35 (e)	2,425,000	2,430,034
Class M3, 3.53% 1/25/35 (e)	2,425,000	2,431,012
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 3.87% 2/25/32 (e)	1,510,288	1,520,488
Class M2, 4.42% 2/25/32 (e)	9,859,831	9,947,615
Series 2001-NC3 Class M2, 4.52% 10/25/31 (e)	3,122,543	3,144,289
Series 2001-NC4:
Class M1, 4.02% 1/25/32 (e)	3,827,881	3,849,824
Class M2, 4.67% 1/25/32 (e)	1,645,000	1,655,435
Series 2002-AM3 Class A3, 3.51% 2/25/33 (e)	2,058,485	2,063,347
Series 2002-HE1 Class M1, 3.62% 7/25/32 (e)	2,700,000	2,726,769
Series 2002-HE2:
Class M1, 3.72% 8/25/32 (e)	9,925,000	9,980,615
Class M2, 4.27% 8/25/32 (e)	1,550,000	1,560,588
Series 2002-NC3 Class A3, 3.36% 8/25/32 (e)	1,005,195	1,008,059
Series 2002-NC5 Class M3, 4.82% 10/25/32 (e)	920,000	940,519
Series 2002-OP1 Class M1, 3.77% 9/25/32 (e)	1,545,000	1,556,711
Series 2003-NC1:
Class M1, 4.07% 11/25/32 (e)	2,555,000	2,576,676
Class M2, 5.07% 11/25/32 (e)	1,880,000	1,903,613
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.45% 1/25/33 (e)	865,114	865,812
Class M2, 5.02% 1/25/33 (e)	4,600,000	4,679,367
Asset-Backed Securities - continued
	Principal Amount	Value
New Century Home Equity Loan Trust: - continued
Series 2003-6 Class M1, 3.74% 1/25/34 (e)	$ 5,180,000	$ 5,220,884
Series 2005-1:
Class M1, 3.47% 3/25/35 (e)	4,395,000	4,416,887
Class M2, 3.5% 3/25/35 (e)	4,395,000	4,400,196
Class M3, 3.54% 3/25/35 (e)	2,120,000	2,125,062
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.0938% 6/15/09 (e)	16,308,306	16,324,636
Series 2004-A Class A4A, 3.0238% 6/15/10 (e)	10,570,000	10,583,241
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.47% 6/25/34 (e)	1,450,000	1,451,157
Class M4, 3.995% 6/25/34 (e)	2,435,000	2,444,396
Ocala Funding LLC Series 2005-1A Class A, 4.49% 3/20/10 (b)(e)	3,675,000	3,675,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 3.65% 9/25/34 (e)	2,940,000	2,960,852
Class M2, 3.7% 9/25/34 (e)	1,755,000	1,768,378
Class M3, 4.27% 9/25/34 (e)	3,355,000	3,402,050
Class M4, 4.47% 9/25/34 (e)	4,700,000	4,779,392
Series 2004-WCW2 Class A2, 3.4% 10/25/34 (e)	10,042,694	10,084,587
Series 2005-WCH1:
Class A3B, 3.24% 1/25/35 (e)	2,775,000	2,781,319
Class M2, 3.54% 1/25/35 (e)	4,175,000	4,181,994
Class M3, 3.58% 1/25/35 (e)	3,290,000	3,299,630
Class M5, 3.9% 1/25/35 (e)	3,095,000	3,107,771
Class M6, 4% 1/25/35 (e)	2,320,000	2,323,723
Series 2005-WHQ2 Class M7, 4.3% 5/25/35 (e)	5,950,000	5,950,000
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.15% 9/25/24 (e)	8,735,000	8,735,000
Class M4, 3.67% 5/25/35 (e)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 3.6538% 6/15/09 (b)(e)	15,000,000	15,064,706
Residental Asset Securities Corp. Series 2005-KS4 Class M2, 3.62% 4/25/35 (c)(e)	1,040,000	1,040,000
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.27% 10/25/34 (e)	5,500,000	5,575,235
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.42% 4/25/33 (e)	1,234,111	1,240,472
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.55% 3/25/35 (e)	4,415,000	4,408,789
Series 2004-2 Class MV1, 3.6% 8/25/35 (e)	4,495,000	4,513,103
Asset-Backed Securities - continued
	Principal Amount	Value
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.3788% 2/15/10 (e)	$ 10,000,000	$ 9,982,574
Series 2002-4:
Class A, 3.0838% 8/18/09 (e)	27,000,000	27,009,018
Class B, 3.3788% 8/18/09 (e)	33,300,000	33,321,538
Series 2002-5 Class B, 4.2038% 11/17/09 (e)	30,000,000	30,117,177
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.54% 2/25/34 (e)	2,910,000	2,913,885
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 3.62% 11/25/34 (e)	1,810,000	1,821,247
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.38% 2/25/34 (e)	1,205,735	1,205,679
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.4038% 3/15/11 (b)(e)	10,835,000	10,843,462
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.45% 9/25/34 (e)	3,835,586	3,858,865
Series 2003-6HE Class A1, 3.49% 11/25/33 (e)	2,185,254	2,190,522
Triad Auto Receivables Owner Trust Series 2002-A Class A3, 2.62% 2/12/07	953,643	953,306
TOTAL ASSET-BACKED SECURITIES (Cost $2,217,087,667)		2,227,005,840
Collateralized Mortgage Obligations - 18.1%

Private Sponsor - 14.5%
Adjustable Rate Mortgage Trust:
floater:
Series 2004-2 Class 7A3, 3.42% 2/25/35 (e)	10,878,975	10,911,763
Series 2004-4 Class 5A2, 3.42% 3/25/35 (e)	4,364,527	4,377,163
Series 2005-1 Class 5A2, 3.35% 5/25/35 (e)	7,255,982	7,268,455
Series 2005-2:
Class 6A2, 3.3% 6/25/35 (e)	3,433,052	3,436,807
Class 6M2, 3.5% 6/25/35 (e)	10,145,000	10,152,923
Series 2005-3 Class 8A2, 3.26% 7/25/35 (e)	21,522,015	21,631,304
Series 2005-4 Class 7A2, 3.2944% 8/25/35 (e)	9,810,000	9,810,000
Bear Stearns Alt-A Trust:
floater:
Series 2005-1 Class A1, 3.3% 1/25/35 (e)	22,520,030	22,520,030
Series 2005-2 Class 1A1, 3.27% 3/25/35 (e)	16,731,154	16,731,154
Series 2005-5 Class 1A1, 3.31% 6/25/35 (c)(e)	20,000,000	20,000,000
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.42% 5/25/33 (e)	6,737,013	6,738,413
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.42% 9/25/34 (e)	$ 11,840,313	$ 11,829,170
Series 2005-1 Class 2A1, 3.31% 3/25/35 (e)	15,827,013	15,831,959
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-AR2 Class 6A1, 3.42% 3/25/34 (e)	6,496,852	6,493,797
Series 2004-AR3 Class 6A2, 3.39% 4/25/34 (e)	2,851,251	2,854,125
Series 2004-AR4 Class 5A2, 3.39% 5/25/34 (e)	2,575,485	2,573,918
Series 2004-AR5 Class 11A2, 3.39% 6/25/34 (e)	3,925,813	3,917,472
Series 2004-AR6 Class 9A2, 3.39% 10/25/34 (e)	4,884,395	4,889,329
Series 2004-AR7 Class 6A2, 3.4% 8/25/34 (e)	7,168,318	7,176,894
Series 2004-AR8 Class 8A2, 3.4% 9/25/34 (e)	5,681,094	5,690,673
Series 2003-TFLA Class F, 3.37% 4/15/13 (b)(e)	3,750,000	3,736,192
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.0663% 12/25/34 (e)	5,742,202	5,736,990
Granite Master Issuer PLC floater Series 2005-1:
Class A3, 3.13% 12/21/24 (e)	5,300,000	5,299,172
Class B1, 3.18% 12/20/54 (e)	7,050,000	7,045,594
Class M1, 3.28% 12/20/54 (e)	5,300,000	5,296,688
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.26% 3/20/44 (e)	1,415,000	1,415,453
Class 1C, 3.95% 3/20/44 (e)	4,075,000	4,095,375
Class 1M, 3.46% 3/20/44 (e)	1,875,000	1,877,681
Series 2004-2:
Class 1A2, 3.12% 6/20/28 (e)	6,500,000	6,500,152
Class 1B, 3.22% 6/20/44 (e)	1,230,000	1,230,480
Class 1C, 3.75% 6/20/44 (e)	4,475,000	4,486,537
Class 1M, 3.33% 6/20/44 (e)	3,285,000	3,287,310
Series 2004-3:
Class 1B, 3.21% 9/20/44 (e)	2,100,000	2,100,819
Class 1C, 3.64% 9/20/44 (e)	5,415,000	5,430,974
Class 1M, 3.32% 9/20/44 (e)	1,200,000	1,200,756
Harborview Mortgage Loan Trust Series 2005-2 Class 2A1A, 3.14% 5/19/35 (e)	12,001,376	12,001,376
Holmes Financing No. 7 PLC floater Series 2 Class M, 3.9406% 7/15/40 (e)	2,560,000	2,569,798
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.2206% 4/15/11 (e)	25,000,000	25,004,883
Class B, 3.1063% 7/15/40 (e)	2,695,000	2,695,844
Class C, 3.8606% 7/15/40 (e)	10,280,000	10,324,975
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Home Equity Asset Trust Series 2005-3 Class 2A1, 2.99% 8/25/35 (e)	$ 8,425,000	$ 8,419,734
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.47% 10/25/34 (e)	4,962,865	4,983,928
Impac CMB Trust:
floater:
Series 2004-11 Class 2A2, 3.39% 3/25/35 (e)	9,569,720	9,587,663
Series 2004-6 Class 1A2, 3.41% 10/25/34 (e)	4,062,087	4,057,781
Series 2005-1:
Class M1, 3.48% 4/25/35 (e)	3,455,458	3,457,618
Class M2, 3.52% 4/25/35 (e)	6,049,485	6,053,266
Class M3, 3.55% 4/25/35 (e)	1,484,387	1,485,025
Class M4, 3.77% 4/25/35 (e)	876,032	879,317
Class M5, 3.79% 4/25/35 (e)	876,032	878,769
Class M6, 3.84% 4/25/35 (e)	1,401,651	1,406,031
Series 2005-2 Class 1A2, 3.33% 4/25/35 (e)	13,928,216	13,928,216
Series 2005-3 Class A1, 3.26% 8/25/35 (e)	15,947,445	15,947,445
Series 2005-4 Class 1B1, 4.39% 6/25/35 (c)(e)	5,629,000	5,629,000
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.12% 3/25/35 (e)	15,704,488	15,704,488
Series 2004-6 Class 4A2, 4.1772% 7/25/34 (e)	5,969,000	5,956,586
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.41% 3/25/28 (e)	9,395,115	9,459,169
Series 2003-B Class A1, 3.36% 4/25/28 (e)	9,167,807	9,225,859
Series 2003-D Class A, 3.33% 8/25/28 (e)	8,749,659	8,773,423
Series 2003-E Class A2, 3.4425% 10/25/28 (e)	12,486,911	12,501,527
Series 2003-F Class A2, 3.7075% 10/25/28 (e)	14,957,642	14,983,179
Series 2004-A Class A2, 3.6175% 4/25/29 (e)	13,316,901	13,295,212
Series 2004-B Class A2, 2.8669% 6/25/29 (e)	10,914,115	10,894,788
Series 2004-C Class A2, 3.07% 7/25/29 (e)	15,331,987	15,296,055
Series 2004-D Class A2, 3.4725% 9/25/29 (e)	11,566,788	11,582,780
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (e)	9,478,493	9,454,389
Class A2D, 3.9175% 11/25/29 (e)	2,204,301	2,203,908
Series 2004-G Class A2, 3.07% 11/25/29 (e)	4,641,793	4,637,622
Series 2005-A Class A2, 3.38% 2/25/30 (e)	11,851,581	11,839,000
Mortgage Asset Backed Securities Trust floater Series 2002-NC1:
Class A2, 3.46% 10/25/32 (e)	877,630	878,022
Class M1, 3.87% 10/25/32 (e)	5,000,000	5,027,494
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
MortgageIT Trust:
floater Series 2004-2:
Class A1, 3.39% 12/25/34 (e)	$ 5,242,566	$ 5,252,168
Class A2, 3.47% 12/25/34 (e)	7,092,329	7,137,775
Series 2005-2 Class 1A1, 3.22% 5/25/35 (e)	5,390,000	5,403,475
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 3.64% 6/10/42 (e)	1,745,000	1,750,013
Permanent Financing No. 3 PLC floater Series 2 Class C, 3.51% 6/10/42 (e)	4,845,000	4,899,128
Permanent Financing No. 4 PLC floater Series 2 Class C, 3.18% 6/10/42 (e)	15,400,000	15,475,488
Permanent Financing No. 5 PLC floater:
Series 1 Class C, 2.96% 6/10/42 (e)	2,810,000	2,810,000
Series 2 Class C, 3.11% 6/10/42 (e)	4,215,000	4,237,394
Series 3 Class C, 3.28% 6/10/42 (e)	8,890,000	8,998,351
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 2.81% 6/10/42 (e)	4,000,000	4,000,625
Class 2C, 2.91% 6/10/42 (e)	5,350,000	5,348,537
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.1037% 6/10/42 (e)	2,000,000	2,000,000
Class 1C, 3.2937% 6/1/42 (e)	3,840,000	3,840,000
Class 2C, 3.3437% 6/10/42 (e)	8,065,000	8,065,000
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	5,246,958	5,379,394
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 4.57% 3/10/35 (b)(e)	5,518,272	5,601,046
Class B5, 5.12% 3/10/35 (b)(e)	5,710,893	5,844,210
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.52% 11/25/34 (e)	3,780,825	3,796,044
Series 2003-RP2 Class A1, 3.47% 6/25/33 (b)(e)	4,485,688	4,501,612
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (e)	12,857,317	12,853,221
Series 2003-7 Class A2, 2.885% 1/20/34 (e)	11,936,796	11,935,498
Series 2004-1 Class A, 3.2025% 2/20/34 (e)	7,474,764	7,457,591
Series 2004-10 Class A4, 2.5% 11/20/34 (e)	12,314,864	12,321,131
Series 2004-3 Class A, 3.5463% 5/20/34 (e)	12,763,217	12,699,829
Series 2004-4 Class A, 2.4613% 5/20/34 (e)	16,847,010	16,823,822
Series 2004-5 Class A3, 2.82% 6/20/34 (e)	10,884,219	10,884,219
Series 2004-6:
Class A3A, 3.0175% 6/20/35 (e)	9,831,271	9,840,126
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust: - continued
floater: - continued
Series 2004-6 Class A3B, 3.16% 7/20/34 (e)	$ 1,228,909	$ 1,231,239
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (e)	8,865,072	8,847,042
Class A3B, 3.4525% 7/20/34 (e)	1,595,224	1,600,734
Series 2004-8 Class A2, 3.45% 9/20/34 (e)	16,085,942	16,094,169
Series 2005-1 Class A2, 3.1688% 2/20/35 (e)	8,226,207	8,226,207
Series 2005-2 Class A2, 3.36% 3/20/35 (e)	15,854,121	15,846,071
Series 2005-3 Class A1, 3.22% 5/20/35 (e)	9,950,000	9,950,000
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.42% 9/25/33 (b)(e)	3,072,550	3,074,456
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.39% 9/25/34 (e)	24,082,955	24,144,997
WAMU Mortgage pass thru certificates Series 2005-AR6 Class 2A-1A, 3.26% 5/25/35 (e)	6,305,000	6,305,000
Wells Fargo Mortgage Backed Securities Trust Series 2004-M Class A3, 4.7118% 8/25/34 (e)	19,880,000	19,843,691
TOTAL PRIVATE SPONSOR		858,918,995
U.S. Government Agency - 3.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.47% 11/18/30 (e)	1,258,129	1,267,831
Series 2000-40 Class FA, 3.35% 7/25/30 (e)	2,767,704	2,779,965
Series 2002-89 Class F, 3.15% 1/25/33 (e)	4,130,294	4,136,274
target amortization class Series G94-2 Class D, 6.45% 1/25/24	5,261,306	5,414,067
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.37% 8/18/31 (e)	2,701,085	2,710,140
Series 2001-44 Class FB, 3.15% 9/25/31 (e)	2,489,807	2,496,756
Series 2001-46 Class F, 3.37% 9/18/31 (e)	7,170,646	7,213,312
Series 2002-11 Class QF, 3.35% 3/25/32 (e)	5,053,034	5,093,047
Series 2002-36 Class FT, 3.35% 6/25/32 (e)	1,649,714	1,664,198
Series 2002-64 Class FE, 3.32% 10/18/32 (e)	2,461,965	2,448,146
Series 2002-65 Class FA, 3.15% 10/25/17 (e)	3,006,970	2,997,713
Series 2002-74 Class FV, 3.3% 11/25/32 (e)	9,150,849	9,219,548
Series 2003-11:
Class DF, 3.3% 2/25/33 (e)	3,639,255	3,665,308
Class EF, 3.3% 2/25/33 (e)	3,021,713	3,039,937
Series 2003-63 Class F1, 3.15% 11/25/27 (e)	6,878,668	6,882,101
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	$ 1,663,327	$ 1,665,403
Series 2001-56 Class KD, 6.5% 7/25/30	409,367	409,024
Series 2001-62 Class PG, 6.5% 10/25/30	6,174,011	6,210,115
Series 2001-76 Class UB, 5.5% 10/25/13	2,415,343	2,425,636
Series 2002-16 Class QD, 5.5% 6/25/14	487,197	490,641
Series 2002-28 Class PJ, 6.5% 3/25/31	6,776,484	6,800,158
Series 2002-8 Class PD, 6.5% 7/25/30	5,324,492	5,369,878
Series 2003-17 Class PQ, 4.5% 3/25/16	2,252,713	2,249,300
Freddie Mac:
floater Series 2510 Class FE, 3.3538% 10/15/32 (e)	6,502,234	6,540,854
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	3,009,109	3,015,245
Series 2353 Class PC, 6.5% 9/15/15	1,915,557	1,925,462
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.1538% 7/15/31 (e)	5,671,822	5,678,223
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.3038% 7/15/17 (e)	5,013,501	5,035,619
Series 2526 Class FC, 3.3538% 11/15/32 (e)	4,186,427	4,204,464
Series 2538 Class FB, 3.3538% 12/15/32 (e)	7,249,860	7,217,477
Series 2551 Class FH, 3.4038% 1/15/33 (e)	3,688,423	3,704,652
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	14,698,243	14,797,585
Series 2394 Class ND, 6% 6/15/27	2,724,320	2,740,683
Series 2395 Class PE, 6% 2/15/30	7,981,361	8,071,912
Series 2398 Class DK, 6.5% 1/15/31	623,431	626,043
Series 2410 Class ML, 6.5% 12/15/30	3,367,647	3,398,909
Series 2420 Class BE, 6.5% 12/15/30	4,472,450	4,505,809
Series 2443 Class TD, 6.5% 10/15/30	4,561,786	4,605,320
Series 2461 Class PG, 6.5% 1/15/31	4,124,646	4,181,925
Series 2466 Class EC, 6% 10/15/27	1,216,134	1,216,012
Series 2483 Class DC, 5.5% 7/15/14	5,100,050	5,119,550
Series 2490 Class PM, 6% 7/15/28	992,366	992,495
Series 2556 Class PM, 5.5% 2/15/16	2,832,613	2,835,842
Series 2557 Class MA, 4.5% 7/15/16	714,784	714,773
Series 2776 Class UJ, 4.5% 5/15/20 (f)	7,720,159	428,242
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,964,031
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	$ 1,128,515	$ 1,131,641
Series 2480 Class QW, 5.75% 2/15/30	1,858,482	1,860,809
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.32% 5/16/23 (e)	3,229,269	3,243,954
Series 2001-50 Class FV, 3.17% 9/16/27 (e)	9,873,450	9,870,926
Series 2002-24 Class FX, 3.52% 4/16/32 (e)	2,934,817	2,964,062
Series 2002-31 Class FW, 3.37% 6/16/31 (e)	4,009,628	4,032,127
Series 2002-5 Class KF, 3.37% 8/16/26 (e)	863,567	864,792
TOTAL U.S. GOVERNMENT AGENCY		214,137,936
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,073,784,666)		1,073,056,931
Commercial Mortgage Securities - 6.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 6.944% 8/3/10 (b)(e)	5,025,000	5,073,575
Class D, 7.0373% 8/3/10 (b)(e)	6,695,000	6,760,766
Banc of America Large Loan, Inc. floater:
Series 2002-FL2A Class A2, 3.21% 9/8/14 (b)(e)	6,448,060	6,448,558
Series 2003-BBA2 Class A3, 3.2738% 11/15/15 (b)(e)	5,038,226	5,044,749
Series 2005-BOCA:
Class H, 3.9038% 12/15/16 (b)(e)	2,065,000	2,066,533
Class J, 4.0538% 12/15/16 (b)(e)	1,020,000	1,021,076
Class K, 4.3038% 12/15/16 (b)(e)	6,659,000	6,666,023
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 3.6% 8/25/33 (b)(e)	7,041,809	7,099,024
Series 2003-2:
Class A, 3.6% 12/25/33 (b)(e)	14,423,693	14,558,915
Class M1, 3.87% 12/25/33 (b)(e)	2,347,224	2,383,166
Series 2004-1:
Class A, 3.38% 4/25/34 (b)(e)	6,726,500	6,721,770
Class B, 4.92% 4/25/34 (b)(e)	698,857	703,225
Class M1, 3.58% 4/25/34 (b)(e)	611,500	612,838
Class M2, 4.22% 4/25/34 (b)(e)	524,143	527,664
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.45% 8/25/34 (b)(e)	$ 6,555,231	$ 6,574,948
Class M1, 3.6% 8/25/34 (b)(e)	2,113,690	2,122,111
Series 2004-3:
Class A1, 3.39% 1/25/35 (b)(e)	6,746,706	6,759,233
Class A2, 3.44% 1/25/35 (b)(e)	937,694	939,434
Class M1, 3.52% 1/25/35 (b)(e)	1,124,451	1,125,697
Class M2, 4.02% 1/25/35 (b)(e)	733,338	735,601
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class A1, 3.23% 4/14/15 (b)(e)	2,326,041	2,325,992
Class JFCM, 4.55% 4/14/15 (b)(e)	1,344,296	1,351,603
Class JMM, 4.45% 4/14/15 (b)(e)	1,384,053	1,382,109
Class KFCM, 4.8% 4/14/15 (b)(e)	1,436,661	1,438,008
Class KMM, 4.7% 4/14/15 (b)(e)	1,253,767	1,253,166
Class LFCM, 5.2% 4/14/15 (b)(e)	1,601,905	1,603,407
Class MFCM, 5.5% 4/14/15 (b)(e)	2,218,251	2,220,331
Series 2003-WEST Class A, 3.47% 1/3/15 (b)(e)	12,977,819	13,012,310
Series 2004-BBA3 Class E, 3.6538% 6/15/17 (b)(e)	10,415,000	10,416,462
Series 2004-ESA Class A2, 3.29% 5/14/16 (b)(e)	6,565,000	6,579,379
Series 2004-HS2A:
Class E, 3.85% 1/14/16 (b)(e)	1,725,000	1,730,126
Class F, 4% 1/14/16 (b)(e)	1,125,000	1,128,341
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.37% 12/12/13 (b)(e)	896,672	896,905
Class C, 3.72% 12/12/13 (b)(e)	1,793,345	1,795,091
COMM floater:
Series 2001-FL5A Class E, 4.4538% 11/15/13 (b)(e)	3,205,357	3,204,338
Series 2002-FL6:
Class F, 4.4038% 6/14/14 (b)(e)	11,163,000	11,202,179
Class G, 4.8538% 6/14/14 (b)(e)	5,000,000	5,017,674
Series 2002-FL7 Class A2, 3.3038% 11/15/14 (b)(e)	942,949	943,324
Series 2003-FL9 Class B, 3.4538% 11/15/15 (b)(e)	12,821,545	12,851,908
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.2538% 9/15/14 (b)(e)	3,570,000	3,574,303
Class G, 3.9338% 9/15/14 (b)(e)	1,345,000	1,346,612
Class H, 4.0338% 9/15/14 (b)(e)	1,430,000	1,431,712
Class J, 4.5538% 9/15/14 (b)(e)	490,000	490,584
Class K, 4.9538% 9/15/14 (b)(e)	770,000	770,914
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-CNL Class L, 5.1538% 9/15/14 (b)(e)	$ 625,000	$ 624,899
Series 2004-HTL1:
Class B, 3.4038% 7/15/16 (b)(e)	501,320	501,784
Class D, 3.5038% 7/15/16 (b)(e)	1,139,116	1,139,355
Class E, 3.7038% 7/15/16 (b)(e)	815,391	815,803
Class F, 3.7538% 7/15/16 (b)(e)	862,895	863,598
Class H, 4.2538% 7/15/16 (b)(e)	2,501,991	2,504,620
Class J, 4.4038% 7/15/16 (b)(e)	961,742	962,751
Class K, 5.3038% 7/15/16 (b)(e)	1,082,578	1,082,415
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.1838% 4/15/17 (b)(e)	7,080,000	7,080,000
Class C, 3.2238% 4/15/17 (b)(e)	3,006,000	3,006,000
Class D, 3.2638% 4/15/17 (b)(e)	2,440,000	2,440,000
Class E, 3.3238% 4/15/17 (b)(e)	1,821,000	1,821,000
Class F, 3.3638% 4/15/17 (b)(e)	1,035,000	1,035,000
Class G, 3.5038% 4/15/17 (b)(e)	1,035,000	1,035,000
Class H, 3.5738% 4/15/17 (b)(e)	1,035,000	1,035,000
Class I, 3.8038% 4/15/17 (b)(e)	335,000	335,000
Class MOA3, 3.2538% 3/15/20 (b)(e)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 4.7038% 12/15/11 (b)(e)	3,720,000	3,692,562
Series 2002-TFLA Class C, 3.3938% 11/18/12 (b)(e)	3,675,000	3,686,490
Series 2003-TF2A Class A2, 3.2738% 11/15/14 (b)(e)	9,500,000	9,506,364
Series 2004-FL1 Class B, 3.4038% 5/15/14 (b)(e)	11,230,000	11,237,698
Series 2004-HC1:
Class A2, 3.4538% 12/15/21 (b)(e)	1,475,000	1,474,916
Class B, 3.7038% 12/15/21 (b)(e)	3,835,000	3,834,781
Series 2004-TFL1:
Class A2, 3.1438% 2/15/14 (b)(e)	7,005,000	7,008,398
Class E, 3.5038% 2/15/14 (b)(e)	2,800,000	2,805,485
Class F, 3.5538% 2/15/14 (b)(e)	2,325,000	2,330,298
Class G, 3.8038% 2/15/14 (b)(e)	1,875,000	1,879,293
Class H, 4.0538% 2/15/14 (b)(e)	1,400,000	1,406,013
Class J, 4.3538% 2/15/14 (b)(e)	750,000	753,812
Series 2005-TFLA:
Class C, 3.1938% 2/15/20 (b)(e)	5,650,000	5,649,989
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TFLA: - continued
Class E, 3.2838% 2/15/20 (b)(e)	$ 2,055,000	$ 2,054,996
Class F, 3.3338% 2/15/20 (b)(e)	1,745,000	1,744,997
Class G, 3.4738% 2/15/20 (b)(e)	505,000	504,999
Class H, 3.7038% 2/15/20 (b)(e)	715,000	714,999
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	585,368	594,542
Series 2003-TFLA Class A2, 3.3238% 4/15/13 (b)(e)	7,205,000	7,216,491
Series 2003-TFLA Class G, 3.37% 4/15/13 (b)(e)	2,095,000	2,036,149
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 3.76% 2/11/11 (b)(e)	500,000	499,317
Greenwich Capital Commercial Funding Corp. floater Series 2003-FL1 Class MCH, 6.12% 7/5/18 (b)(e)	2,113,426	2,113,426
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.23% 5/28/20 (b)(e)	2,896,279	2,896,653
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.0785% 4/10/15 (b)(e)	8,245,000	8,150,339
Lehman Brothers Floating Rate Commercial Mortgage Trust floater:
Series 2003-C4A:
Class F, 5.16% 7/11/15 (b)(e)	813,387	813,758
Class H, 5.91% 7/11/15 (b)(e)	8,267,264	8,306,017
Series 2003-LLFA:
Class A2, 3.34% 12/16/14 (b)(e)	11,700,000	11,712,396
Class B, 3.55% 12/16/14 (b)(e)	4,615,000	4,630,942
Class C, 3.65% 12/16/14 (b)(e)	4,982,000	5,003,555
Morgan Stanley Dean Witter Capital I Trust floater:
Series 2001-XLF:
Class A2, 3.42% 10/7/13 (b)(e)	3,489,876	3,492,074
Class D, 4.39% 10/7/13 (b)(e)	1,172,220	1,173,307
Class F, 4.81% 10/7/13 (b)(e)	6,431,229	6,332,985
Class G1, 5.62% 10/7/13 (b)(e)	6,000,000	6,000,000
Series 2002-XLF Class F, 5.02% 8/5/14 (b)(e)	7,793,922	7,871,958
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 3.7538% 2/15/13 (b)(e)	10,495,000	10,162,324
Class D, 3.7538% 2/15/13 (b)(e)	4,000,000	3,822,620
Series 2003-CDCA:
Class HEXB, 4.8538% 2/15/15 (b)(e)	770,000	770,939
Class JEXB, 5.0538% 2/15/15 (b)(e)	1,300,000	1,301,586
Class KEXB, 5.4538% 2/15/15 (b)(e)	960,000	961,171
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.: - continued
Series 2000-NL1 Class E, 6.8148% 10/15/30 (b)(e)	$ 4,054,262	$ 4,076,835
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.2938% 5/15/09 (b)(e)	18,000,000	18,012,870
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.5% 3/24/18 (b)(e)	7,702,080	7,702,080
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.1338% 3/15/14 (b)(e)	3,510,000	3,512,120
Class E, 3.4538% 3/15/14 (b)(e)	2,190,000	2,194,299
Class F, 3.5038% 3/15/14 (b)(e)	1,755,000	1,758,368
Class G, 3.7338% 3/15/14 (b)(e)	875,000	877,552
Series 2005-WL5A:
Class KHP1, 3.3038% 1/15/18 (b)(e)	1,745,000	1,745,000
Class KHP2, 3.5038% 1/15/18 (b)(e)	1,745,000	1,745,000
Class KHP3, 3.8038% 1/15/18 (b)(e)	2,060,000	2,060,000
Class KHP4, 3.9038% 1/15/18 (b)(e)	1,600,000	1,600,000
Class KHP5, 4.1038% 1/15/18 (b)(e)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $405,686,044)		406,071,672
Cash Equivalents - 32.0%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 2.96%, dated 4/29/05 due 5/2/05) (h)	$ 1,417,820,978	$ 1,417,471,000
With:
Goldman Sachs & Co. at 3.1%, dated 3/23/05 due 5/24/05 (Collateralized by Mortgage Loan Obligations with principal amounts of $1,149,367,925, 0.08%- 6.38%, 1/15/10 - 7/25/44) (e)(g)	266,414,785	264,995,575
Morgan Stanley & Co. at 3.08%, dated 4/29/05 due 5/2/05 (Collateralized by Mortgage Loan Obligations with principal amounts of $1,049,702,241, 0.32%- 10.75%, 12/1/09 - 7/5/35)	215,055,183	215,000,000
TOTAL CASH EQUIVALENTS (Cost $1,897,471,000)		1,897,466,575
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $5,985,636,739)		5,994,764,275
NET OTHER ASSETS - (1.0)%		(58,830,681)
NET ASSETS - 100%		$ 5,935,933,594
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
69 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 68,321,212	$ (25,254)
32 Eurodollar 90 Day Index Contracts	March 2006	31,675,200	(16,046)
16 Eurodollar 90 Day Index Contracts	June 2006	15,833,200	(12,414)
11 Eurodollar 90 Day Index Contracts	Sept. 2006	10,882,850	(6,519)
10 Eurodollar 90 Day Index Contracts	Dec. 2006	9,891,625	(6,040)
9 Eurodollar 90 Day Index Contracts	March 2007	8,901,900	(5,661)
8 Eurodollar 90 Day Index Contracts	June 2007	7,912,100	(5,332)
7 Eurodollar 90 Day Index Contracts	Sept. 2007	6,922,563	(5,015)
6 Eurodollar 90 Day Index Contracts	Dec. 2007	5,932,950	(4,449)
6 Eurodollar 90 Day Index Contracts	March 2008	5,932,650	(4,674)
TOTAL EURODOLLAR CONTRACTS		$ 172,206,250	$ (91,404)
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerCrystler NA Holding Corp., par value of the notional amount of DaimlerCrystler NA Holding Corp. 7.2% 9/1/09, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (13,805)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	127,570
		$ 24,000,000	$ 113,765
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $574,410,994 or 9.7% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,998,170.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) The maturity amount is based on the rate at period end.
(h) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$1,417,471,000 due 5/2/05 at 2.96%
Banc of America Securities LLC	$ 216,704,391
Bank of America, National Association	92,277,933
Barclays Capital Inc.	369,111,735
Bear Stearns & Co. Inc.	57,673,708
Countrywide Securities Corporation	92,277,933
Credit Suisse First Boston LLC	46,138,967
Repurchase Agreement/ Counterparty	Value
J.P. Morgan Securities, Inc.	$ 23,069,483
Lehman Brothers Inc..	46,138,967
Morgan Stanley & Co. Incorporated.	266,452,533
UBS Securities LLC	207,625,350
$ 1,417,471,000
Income Tax Information

At April 30, 2005, the aggregate cost of investment securities for income tax purposes was $5,984,936,997. Net unrealized appreciation aggregated $9,827,278, of which $14,386,475 related to appreciated investment securities and $4,559,197 related to depreciated investment securities.

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Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
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5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

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To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
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California

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Maine

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Maryland

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Michigan

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Ann Arbor, MI

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Missouri

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Nevada

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New Jersey

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3518 Route 1 North
Princeton, NJ

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Utah

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Virginia

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Washington, DC

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Wisconsin

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

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Investment Adviser

Fidelity Management & Research
Company
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Investment Sub-Advisers

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Fidelity®

Large Cap Stock

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Past 5 years	Life of fundA
Fidelity® Large Cap Stock	1.21%	-7.32%	7.37%

A From June 22, 1995.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Stock Fund on June 22, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity® Large Cap Stock Fund on May 2, 2005, after the period covered by this report.

U.S. equity markets overcame significant adversity to record positive returns for the one-year period ending April 30, 2005. Among the topics that dominated financial headlines were the economic recovery, inflation fears, seven hikes in short-term interest rates, a presidential election and record-high commodity prices. Oil was at center stage for much of the period, as investors worried that rising energy prices would hinder economic growth. However, stocks rallied when oil prices retreated at the close of 2004, providing bellwether indexes with enough momentum to finish the year with a gain. Unfortunately, the markets slipped during the first quarter of 2005 when oil prices reached new heights. Stocks also drifted lower after inflation concerns re-emerged. Those worries were amplified when core consumer prices trended upward during the quarter, reaching levels not seen in more than two years. For the year overall, the Standard & Poor's 500SM Index was up 6.34%, the Dow Jones Industrial AverageSM rose 1.84% and the tech-heavy NASDAQ Composite® Index returned 0.65%.

For the 12 months that ended April 30, 2005, Fidelity Large Cap Stock Fund had a total return of 1.21%, trailing both the S&P 500® index and the LipperSM Growth Funds Average, the latter of which rose 3.99%. An overweighting of and stock selection in the lagging pharmaceuticals and biotechnology industry within health care detracted from results versus the index, as did an underweighting in energy stocks, which outperformed the overall market as demand rose and oil and natural gas prices jumped. Within health care, a number of holdings suffered major product disappointments. Pharmaceutical firm Merck was forced to withdraw Vioxx, a pain relief medication used in the treatment of arthritis, after tests disclosed a link to cardiovascular problems. Biotechnology company Biogen Idec voluntarily withdrew a new multiple sclerosis treatment after the discovery of a serious side effect. Other drug stocks that disappointed included Cephalon and AstraZeneca. Although technology hardware stocks underperformed as a group, Apple Computer was a big contributor to performance, as sales of its iPod digital music players led to strong earnings and stock price appreciation. Other individual contributors included oil refiner Valero Energy, semiconductor company Marvell Technology, and wireless service provider Nextel Partners.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,009.90	$ 3.84
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.98	$ 3.86

* Expenses are equal to the Fund's annualized expense ratio of .77%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.4	3.3
Microsoft Corp.	3.2	4.2
Intel Corp.	2.6	1.5
Time Warner, Inc.	2.3	1.9
Honeywell International, Inc.	2.3	1.4
Schlumberger Ltd. (NY Shares)	2.2	1.6
Exxon Mobil Corp.	2.1	1.9
American Express Co.	2.0	1.6
Walt Disney Co.	2.0	2.0
Dell, Inc.	1.9	2.0
	24.0
Top Five Market Sectors as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.0	23.9
Industrials	17.6	15.0
Health Care	13.1	12.9
Financials	12.2	14.0
Consumer Staples	9.5	8.1
Asset Allocation (% of fund's net assets)
As of April 30, 2005*		As of October 31, 2004* *
	Stocks 97.6%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	8.1%	* * Foreign investments	8.1%

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.0%
American Axle & Manufacturing Holdings, Inc.	200	$ 4
Hotels, Restaurants & Leisure - 0.9%
Hilton Group PLC	403,203	2,124
McDonald's Corp.	111,700	3,274
		5,398
Leisure Equipment & Products - 0.5%
Brunswick Corp.	78,400	3,293
Media - 5.8%
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR	70,424	2,938
Citadel Broadcasting Corp. (a)	143,200	1,800
Comcast Corp. Class A (special) (a)	93,200	2,957
Time Warner, Inc. (a)(d)	843,700	14,183
Univision Communications, Inc. Class A (a)	55,500	1,459
Walt Disney Co.	456,490	12,051
		35,388
Specialty Retail - 1.5%
Gap, Inc.	67,900	1,450
Home Depot, Inc.	209,300	7,403
		8,853
TOTAL CONSUMER DISCRETIONARY		52,936
CONSUMER STAPLES - 9.5%
Beverages - 1.9%
PepsiCo, Inc.	111,800	6,221
The Coca-Cola Co.	122,700	5,330
		11,551
Food & Staples Retailing - 2.4%
Wal-Mart Stores, Inc.	195,300	9,206
Walgreen Co.	120,200	5,176
		14,382
Food Products - 1.1%
General Mills, Inc.	70,600	3,488
Kellogg Co.	73,000	3,281
		6,769
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - 1.3%
Colgate-Palmolive Co.	66,300	$ 3,301
Procter & Gamble Co.	85,100	4,608
		7,909
Personal Products - 2.2%
Alberto-Culver Co.	145,200	6,461
Gillette Co.	140,300	7,245
		13,706
Tobacco - 0.6%
Altria Group, Inc.	58,700	3,815
TOTAL CONSUMER STAPLES		58,132
ENERGY - 7.7%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	66,700	2,943
Schlumberger Ltd. (NY Shares)	200,500	13,716
		16,659
Oil & Gas - 5.0%
ChevronTexaco Corp.	144,100	7,493
Exxon Mobil Corp.	229,800	13,105
Occidental Petroleum Corp.	57,500	3,968
Valero Energy Corp.	89,700	6,147
		30,713
TOTAL ENERGY		47,372
FINANCIALS - 12.2%
Capital Markets - 1.9%
Ameritrade Holding Corp. (a)	130,600	1,369
Charles Schwab Corp.	162,900	1,686
Janus Capital Group, Inc.	12,800	166
Morgan Stanley	156,700	8,246
		11,467
Commercial Banks - 3.2%
Bank of America Corp.	163,200	7,351
Wachovia Corp.	113,200	5,794
Wells Fargo & Co.	104,100	6,240
		19,385
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Consumer Finance - 3.1%
American Express Co.	235,130	$ 12,391
Capital One Financial Corp.	42,800	3,034
Dollar Financial Corp.	26,200	266
MBNA Corp.	163,500	3,229
		18,920
Diversified Financial Services - 1.7%
Citigroup, Inc.	170,200	7,993
J.P. Morgan Chase & Co.	77,940	2,766
		10,759
Insurance - 2.3%
AMBAC Financial Group, Inc.	54,200	3,623
American International Group, Inc.	146,412	7,445
PartnerRe Ltd.	26,000	1,515
Prudential Financial, Inc.	29,300	1,674
		14,257
TOTAL FINANCIALS		74,788
HEALTH CARE - 13.1%
Biotechnology - 1.2%
Biogen Idec, Inc. (a)	44,200	1,602
Cephalon, Inc. (a)	80,300	3,525
Protein Design Labs, Inc. (a)	129,300	2,312
		7,439
Health Care Equipment & Supplies - 1.2%
Medtronic, Inc.	135,400	7,136
Waters Corp. (a)	6,300	250
		7,386
Health Care Providers & Services - 1.2%
Caremark Rx, Inc. (a)	32,100	1,286
UnitedHealth Group, Inc.	64,600	6,105
		7,391
Pharmaceuticals - 9.5%
Abbott Laboratories	229,900	11,302
Allergan, Inc.	60,200	4,237
Johnson & Johnson	134,300	9,217
Medicis Pharmaceutical Corp. Class A	45,000	1,265
Merck & Co., Inc.	92,740	3,144
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	344,778	$ 9,368
Roche Holding AG (participation certificate)	63,997	7,763
Schering-Plough Corp.	285,900	5,967
Wyeth	126,800	5,698
		57,961
TOTAL HEALTH CARE		80,177
INDUSTRIALS - 17.6%
Aerospace & Defense - 6.1%
Armor Holdings, Inc. (a)	96,100	3,364
Honeywell International, Inc.	391,200	13,989
L-3 Communications Holdings, Inc.	34,600	2,456
Precision Castparts Corp.	29,400	2,166
The Boeing Co.	143,100	8,517
United Technologies Corp.	67,260	6,842
		37,334
Airlines - 0.4%
Southwest Airlines Co.	146,900	2,186
Building Products - 1.0%
American Standard Companies, Inc.	139,900	6,255
Commercial Services & Supplies - 0.8%
Monster Worldwide, Inc. (a)	144,581	3,327
Robert Half International, Inc.	62,700	1,556
		4,883
Industrial Conglomerates - 4.8%
General Electric Co.	572,740	20,732
Tyco International Ltd.	277,000	8,673
		29,405
Machinery - 2.5%
Caterpillar, Inc.	58,200	5,125
Deere & Co.	42,500	2,658
Graco, Inc.	122,325	4,131
Harsco Corp.	27,600	1,481
Timken Co.	84,400	2,096
		15,491
Marine - 0.2%
Alexander & Baldwin, Inc.	31,500	1,283
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 1.3%
Norfolk Southern Corp.	252,800	$ 7,938
Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc. Class A	46,300	1,244
W.W. Grainger, Inc.	30,500	1,686
		2,930
TOTAL INDUSTRIALS		107,705
INFORMATION TECHNOLOGY - 22.0%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	535,380	9,251
Juniper Networks, Inc. (a)	131,500	2,971
QUALCOMM, Inc.	110,300	3,848
Research In Motion Ltd. (a)	25,900	1,668
		17,738
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	146,700	5,290
Dell, Inc. (a)	340,200	11,849
EMC Corp. (a)	446,200	5,854
International Business Machines Corp.	57,400	4,384
		27,377
Electronic Equipment & Instruments - 1.4%
CDW Corp.	37,300	2,040
Hon Hai Precision Industries Co. Ltd.	596,949	2,838
Molex, Inc.	77,322	1,965
Vishay Intertechnology, Inc. (a)	132,600	1,417
		8,260
Internet Software & Services - 1.7%
CNET Networks, Inc. (a)	194,500	1,928
Yahoo!, Inc. (a)	254,200	8,772
		10,700
IT Services - 1.8%
DST Systems, Inc. (a)	91,900	4,172
NTT Data Corp.	492	1,516
Obic Co. Ltd.	10,900	1,989
Paychex, Inc.	61,000	1,867
TIS, Inc.	35,800	1,297
		10,841
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 6.0%
Altera Corp. (a)	170,500	$ 3,534
Analog Devices, Inc.	191,400	6,529
Intel Corp.	687,300	16,165
Marvell Technology Group Ltd. (a)	150,900	5,052
Texas Instruments, Inc.	81,400	2,032
Tokyo Electron Ltd.	31,500	1,628
Xilinx, Inc.	71,500	1,926
		36,866
Software - 3.7%
Microsoft Corp.	783,602	19,825
Oracle Corp. (a)	260,700	3,014
		22,839
TOTAL INFORMATION TECHNOLOGY		134,621
MATERIALS - 1.4%
Chemicals - 1.2%
Monsanto Co.	122,500	7,181
Metals & Mining - 0.2%
Newmont Mining Corp.	43,500	1,652
TOTAL MATERIALS		8,833
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 2.6%
BellSouth Corp.	59,800	1,584
Philippine Long Distance Telephone Co. sponsored ADR	77,100	1,987
SBC Communications, Inc.	169,800	4,041
Verizon Communications, Inc.	227,900	8,159
		15,771
Wireless Telecommunication Services - 2.1%
Mobile TeleSystems OJSC sponsored ADR	42,700	1,435
MTN Group Ltd.	203,700	1,442
Nextel Communications, Inc. Class A (a)	178,300	4,991
Nextel Partners, Inc. Class A (a)	204,000	4,798
		12,666
TOTAL TELECOMMUNICATION SERVICES		28,437
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.7%
Electric Utilities - 0.7%
Exelon Corp.	89,400	$ 4,425
TOTAL COMMON STOCKS (Cost $574,110)		597,426
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 2.84% (b)	11,478,113	11,478
Fidelity Securities Lending Cash Central Fund, 2.86% (b)(c)	8,521,500	8,522
TOTAL MONEY MARKET FUNDS (Cost $20,000)		20,000
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $594,110)		617,426
NET OTHER ASSETS - (0.9)%		(5,435)
NET ASSETS - 100%		$ 611,991
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At April 30, 2005, the fund had a capital loss carryforward of approximately $150,559,000 of which $52,208,000 and $98,351,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2005

Assets
Investment in securities, at value (including securities loaned of $8,304) (cost $594,110) - See accompanying schedule		$ 617,426
Cash		5
Foreign currency held at value (cost $40)		42
Receivable for investments sold		11,393
Receivable for fund shares sold		638
Dividends receivable		662
Interest receivable		27
Prepaid expenses		2
Other receivables		64
Total assets		630,259

Liabilities
Payable for investments purchased	$ 8,731
Payable for fund shares redeemed	554
Accrued management fee	189
Other affiliated payables	187
Other payables and accrued expenses	85
Collateral on securities loaned, at value	8,522
Total liabilities		18,268

Net Assets		$ 611,991
Net Assets consist of:
Paid in capital		$ 745,949
Undistributed net investment income		1,391
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(158,668)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,319
Net Assets, for 44,610 shares outstanding		$ 611,991
Net Asset Value, offering price and redemption price per share ($611,991 ÷ 44,610 shares)		$ 13.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2005

Investment Income
Dividends		$ 8,280
Special Dividends		3,095
Interest		268
Security lending		19
Total income		11,662

Expenses
Management fee Basic fee	$ 3,955
Performance adjustment	(1,196)
Transfer agent fees	2,168
Accounting and security lending fees	238
Independent trustees' compensation	4
Custodian fees and expenses	40
Registration fees	34
Audit	46
Legal	3
Miscellaneous	51
Total expenses before reductions	5,343
Expense reductions	(174)	5,169
Net investment income (loss)		6,493
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	47,201
Foreign currency transactions	13
Total net realized gain (loss)		47,214
Change in net unrealized appreciation (depreciation) on: Investment securities	(42,387)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		(42,382)
Net gain (loss)		4,832
Net increase (decrease) in net assets resulting from operations		$ 11,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,493	$ 3,637
Net realized gain (loss)	47,214	56,421
Change in net unrealized appreciation (depreciation)	(42,382)	51,088
Net increase (decrease) in net assets resulting from operations	11,325	111,146
Distributions to shareholders from net investment income	(7,097)	(3,597)
Share transactions Proceeds from sales of shares	129,041	163,631
Reinvestment of distributions	6,962	3,527
Cost of shares redeemed	(236,483)	(165,865)
Net increase (decrease) in net assets resulting from share transactions	(100,480)	1,293
Total increase (decrease) in net assets	(96,252)	108,842

Net Assets
Beginning of period	708,243	599,401
End of period (including undistributed net investment income of $1,391 and undistributed net investment income of $1,758, respectively)	$ 611,991	$ 708,243
Other Information Shares
Sold	9,245	12,261
Issued in reinvestment of distributions	488	272
Redeemed	(16,843)	(12,460)
Net increase (decrease)	(7,110)	73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 13.69	$ 11.61	$ 13.79	$ 16.51	$ 21.32
Income from Investment Operations
Net investment income (loss) B	.13E	.07	.07	.05	- D
Net realized and unrealized gain (loss)	.04	2.08	(2.19)	(2.73)	(4.01)
Total from investment operations	.17	2.15	(2.12)	(2.68)	(4.01)
Distributions from net investment income	(.14)	(.07)	(.06)	(.04)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.63)
Distributions in excess of net realized gain	-	-	-	-	(.16)
Total distributions	(.14)	(.07)	(.06)	(.04)	(.80)
Net asset value, end of period	$ 13.72	$ 13.69	$ 11.61	$ 13.79	$ 16.51
Total Return A	1.21%	18.55%	(15.39)%	(16.25)%	(19.57)%
Ratios to Average Net Assets C
Expenses before expense reductions	.78%	.78%	.83%	.91%	.96%
Expenses net of voluntary waivers, if any	.78%	.78%	.83%	.91%	.96%
Expenses net of all reductions	.75%	.76%	.78%	.87%	.93%
Net investment income (loss)	.94%E	.53%	.59%	.37%	(.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 612	$ 708	$ 599	$ 623	$ 778
Portfolio turnover rate	55%	62%	86%	99%	118%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Amount represents less than $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .49%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 62,404
Unrealized depreciation	(47,194)
Net unrealized appreciation (depreciation)	15,210
Undistributed ordinary income	1,392
Capital loss carryforward	(150,559)

Cost for federal income tax purposes	$ 602,216

The tax character of distributions paid was as follows:

	April 30, 2005	April 30, 2004
Ordinary Income	$ 7,097	$ 3,597

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $370,739 and $472,583, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting rec-ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $267 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $158 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $16.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Large Cap Stock (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001- present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-mary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Large Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Large Cap Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Large Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Large Cap Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Large Cap Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Large Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Large Cap Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Large Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1995 Assistant Treasurer of Large Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Large Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Large Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	12,221,814,216.15	73.238
Against	3,155,449,238.56	18.908
Abstain	587,539,807.37	3.521
Broker Non-Votes	723,047,068.58	4.333
TOTAL	16,687,850,330.66	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	15,841,707,644.41	94.930
Withheld	846,142,686.25	5.070
TOTAL	16,687,850,330.66	100.000
Ralph F. Cox
Affirmative	15,797,852,227.84	94.667
Withheld	889,998,102.82	5.333
TOTAL	16,687,850,330.66	100.000
Laura B. Cronin
Affirmative	15,839,639,342.73	94.917
Withheld	848,210,987.93	5.083
TOTAL	16,687,850,330.66	100.000
Dennis J. Dirks B
Affirmative	15,848,904,973.82	94.973
Withheld	838,945,356.84	5.027
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	15,823,470,035.51	94.820
Withheld	864,380,295.15	5.180
TOTAL	16,687,850,330.66	100.000
George H. Heilmeier
Affirmative	15,839,665,226.61	94.917
Withheld	848,185,104.05	5.083
TOTAL	16,687,850,330.66	100.000
Abigail P. Johnson
Affirmative	15,781,077,913.19	94.566
Withheld	906,772,417.47	5.434
TOTAL	16,687,850,330.66	100.000
Edward C. Johnson 3d
Affirmative	15,754,759,829.98	94.409
Withheld	933,090,500.68	5.591
TOTAL	16,687,850,330.66	100.000
Donald J. Kirk
Affirmative	15,813,230,768.50	94.759
Withheld	874,619,562.16	5.241
TOTAL	16,687,850,330.66	100.000
Marie L. Knowles
Affirmative	15,851,883,968.67	94.991
Withheld	835,966,361.99	5.009
TOTAL	16,687,850,330.66	100.000
Ned C. Lautenbach
Affirmative	15,854,530,564.20	95.006
Withheld	833,319,766.46	4.994
TOTAL	16,687,850,330.66	100.000
Marvin L. Mann
Affirmative	15,816,737,319.52	94.780
Withheld	871,113,011.14	5.220
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	15,823,167,179.17	94.818
Withheld	864,683,151.49	5.182
TOTAL	16,687,850,330.66	100.000
Robert L. Reynolds
Affirmative	15,845,001,714.22	94.949
Withheld	842,848,616.44	5.051
TOTAL	16,687,850,330.66	100.000
Cornelia M. Small B
Affirmative	15,840,247,943.36	94.921
Withheld	847,602,387.30	5.079
TOTAL	16,687,850,330.66	100.000
William S. Stavropoulos
Affirmative	15,830,742,293.62	94.864
Withheld	857,108,037.04	5.136
TOTAL	16,687,850,330.66	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

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(U.K.) Inc.

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Advisors (U.K.) Limited

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Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(automated graphic)    Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

Fidelity®

Mid-Cap Stock

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid-Cap Stock Fund	2.69%	-0.61%	12.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund on March 29, 1994, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Shep Perkins and Steve Calhoun, who became Portfolio Managers of Fidelity® Mid-Cap Stock Fund on January 12, 2005, and March 1, 2005, respectively

U.S. equity markets overcame significant adversity to record positive returns for the one-year period ending April 30, 2005. Among the topics that dominated financial headlines were the economic recovery, inflation fears, seven hikes in short-term interest rates, a presidential election and record-high commodity prices. Oil was at center stage for much of the period, as investors worried that rising energy prices would hinder economic growth. However, stocks rallied when oil prices retreated at the close of 2004, providing bellwether indexes with enough momentum to finish the year with a gain. Unfortunately, the markets slipped during the first quarter of 2005 when oil prices reached new heights. Stocks also drifted lower after inflation concerns re-emerged. Those worries were amplified when core consumer prices trended upward during the quarter, reaching levels not seen in more than two years. For the year overall, the Standard & Poor's 500SM Index was up 6.34%, the Dow Jones Industrial AverageSM rose 1.84% and the tech-heavy NASDAQ Composite® Index returned 0.65%.

It was a somewhat disappointing year for Fidelity Mid-Cap Stock Fund. For the 12 months ending April 30, 2005, the fund returned a modest 2.69%, compared with gains of 9.74% for the Standard & Poor's® MidCap 400 Index and 6.39% for the LipperSM Mid-Cap Funds Average. The health care sector was the biggest area of disappointment, led mainly by a particularly inopportune stock pick: Elan, the Irish biotechnology company, whose newly launched multiple sclerosis drug was voluntarily withdrawn in the wake of a serious unforeseen side effect, sending Elan's stock into a free fall. An overweighting in the weak-performing technology sector also held back performance, with such stocks as U.K.-based Lastminute.com - which we sold - electronics manufacturing outsourcer Solectron and French telecom equipment maker Alcatel detracting the most. Poor stock selection in diversified financials - specifically First Marblehead, the student loan servicer, and online broker Ameritrade - detracted as well. On the upside, independent oil refiner Valero Energy boosted performance, along with Cyberonics, a medical devices company with strong prospects in neurological therapies, and national homebuilder Toll Brothers.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,003.60	$ 3.48
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.32	$ 3.51

* Expenses are equal to the Fund's annualized expense ratio of .70%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	3.0	0.0
Potash Corp. of Saskatchewan	2.9	0.0
Microchip Technology, Inc.	2.4	0.2
Comverse Technology, Inc.	2.3	0.5
Valero Energy Corp.	1.8	0.5
L-3 Communications Holdings, Inc.	1.6	0.9
Qwest Communications International, Inc.	1.6	0.0
Flextronics International Ltd.	1.4	0.0
St. Jude Medical, Inc.	1.4	0.2
Getty Images, Inc.	1.3	0.4
	19.7
Top Five Market Sectors as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.0	22.9
Health Care	14.8	24.6
Consumer Discretionary	12.7	12.7
Industrials	12.0	10.2
Materials	9.5	2.0
Asset Allocation (% of fund's net assets)
As of April 30, 2005*		As of October 31, 2004* *
	Stocks 98.7%		Stocks 92.5%
	Convertible Securities 0.0%		Convertible Securities 2.6%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	14.1%	* *Foreign investments	12.6%

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.7%
Hotels, Restaurants & Leisure - 0.9%
Penn National Gaming, Inc. (a)	854,300	$ 26,910
Wendy's International, Inc.	1,037,900	44,557
		71,467
Household Durables - 2.3%
Harman International Industries, Inc.	1,086,200	85,354
LG Electronics, Inc.	871,030	58,092
Toll Brothers, Inc. (a)	479,700	36,361
		179,807
Internet & Catalog Retail - 0.4%
Blue Nile, Inc. (d)(e)	1,135,400	28,578
Leisure Equipment & Products - 0.9%
Brunswick Corp.	1,680,500	70,581
Media - 3.7%
Getty Images, Inc. (a)	1,460,500	104,499
JC Decaux SA (a)	1,408,262	37,483
Lamar Advertising Co. Class A (a)	1,980,300	74,024
Univision Communications, Inc. Class A (a)	1,475,318	38,786
XM Satellite Radio Holdings, Inc. Class A (a)	1,426,124	39,561
		294,353
Multiline Retail - 0.6%
Federated Department Stores, Inc.	725,900	41,739
Target Corp.	65,000	3,017
		44,756
Specialty Retail - 3.4%
American Eagle Outfitters, Inc.	768,700	20,155
Chico's FAS, Inc. (a)	3,496,900	89,626
GameStop Corp. Class A (a)	718,407	17,680
Sports Authority, Inc. (a)(d)	1,273,450	33,874
Staples, Inc.	2,211,450	42,172
Tiffany & Co., Inc.	1,500,000	45,225
Urban Outfitters, Inc. (a)	498,400	22,079
		270,811
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc. (a)	1,648,800	44,188
TOTAL CONSUMER DISCRETIONARY		1,004,541
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.2%
Rite Aid Corp. (a)	3,938,600	$ 14,297
Food Products - 0.1%
Archer-Daniels-Midland Co.	699,400	12,582
TOTAL CONSUMER STAPLES		26,879
ENERGY - 9.0%
Energy Equipment & Services - 5.8%
BJ Services Co.	605,200	29,504
Halliburton Co.	1,315,300	54,703
National Oilwell Varco, Inc. (a)	1,548,950	61,555
Noble Corp.	1,636,000	83,272
Pride International, Inc. (a)	2,726,937	60,811
Smith International, Inc.	477,700	27,793
Transocean, Inc. (a)	1,251,500	58,032
Weatherford International Ltd. (a)	1,605,500	83,727
		459,397
Oil & Gas - 3.2%
Frontline Ltd. (NY Shares)	589,100	25,867
General Maritime Corp. (a)	627,300	27,507
Quicksilver Resources, Inc. (a)	650,000	33,365
Teekay Shipping Corp.	671,500	28,163
Valero Energy Corp.	2,038,600	139,705
		254,607
TOTAL ENERGY		714,004
FINANCIALS - 5.6%
Capital Markets - 1.9%
Ameritrade Holding Corp. (a)	6,571,686	68,871
E*TRADE Financial Corp. (a)	7,119,400	79,097
		147,968
Commercial Banks - 1.7%
North Fork Bancorp, Inc., New York	1,931,471	54,371
Silicon Valley Bancshares (a)	554,850	26,300
Wintrust Financial Corp.	1,084,065	49,769
		130,440
Consumer Finance - 0.3%
First Marblehead Corp. (a)	650,000	25,045
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 0.4%
Moody's Corp.	400,000	$ 32,856
Insurance - 0.8%
AMBAC Financial Group, Inc.	482,300	32,242
American International Group, Inc.	97,800	4,973
W.R. Berkley Corp.	908,100	29,513
		66,728
Thrifts & Mortgage Finance - 0.5%
Sovereign Bancorp, Inc.	1,421,200	29,234
W Holding Co., Inc.	1,642,777	13,290
		42,524
TOTAL FINANCIALS		445,561
HEALTH CARE - 14.8%
Biotechnology - 3.3%
Celgene Corp. (a)	1,466,374	55,590
Genentech, Inc. (a)	935,800	66,386
MedImmune, Inc. (a)	2,383,500	60,469
ONYX Pharmaceuticals, Inc. (a)	692,800	21,401
OSI Pharmaceuticals, Inc. (a)	577,000	27,312
QIAGEN NV (a)	2,686,877	34,929
		266,087
Health Care Equipment & Supplies - 9.2%
American Medical Systems Holdings, Inc. (a)	1,700,000	29,682
Bausch & Lomb, Inc.	500,000	37,500
Beckman Coulter, Inc.	473,700	31,601
Cooper Companies, Inc.	500,000	33,775
Cyberonics, Inc. (a)(d)(e)	2,389,100	90,045
Cytyc Corp. (a)	813,073	17,327
Dade Behring Holdings, Inc. (a)	509,900	31,446
DENTSPLY International, Inc.	1,200,000	65,592
Gen-Probe, Inc. (a)	750,000	37,643
Integra LifeSciences Holdings Corp. (a)	1,000,000	35,430
Kinetic Concepts, Inc. (a)	1,322,100	81,243
Medtronic, Inc.	521,000	27,457
St. Jude Medical, Inc. (a)	2,787,300	108,788
Ventana Medical Systems, Inc. (a)	861,800	34,317
Waters Corp. (a)	1,731,000	68,600
		730,446
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.9%
Henry Schein, Inc. (a)	1,124,700	$ 42,187
Humana, Inc. (a)	905,100	31,362
PacifiCare Health Systems, Inc. (a)	528,952	31,610
Patterson Companies, Inc. (a)	500,000	25,275
Pharmaceutical Product Development, Inc. (a)	514,500	23,348
		153,782
Pharmaceuticals - 0.4%
Medicis Pharmaceutical Corp. Class A (d)	1,000,000	28,100
TOTAL HEALTH CARE		1,178,415
INDUSTRIALS - 12.0%
Aerospace & Defense - 4.2%
L-3 Communications Holdings, Inc.	1,831,100	129,953
Precision Castparts Corp.	1,337,100	98,491
Rockwell Collins, Inc.	2,242,300	102,877
		331,321
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	89,552	4,621
UTI Worldwide, Inc.	450,000	28,863
		33,484
Airlines - 0.2%
JetBlue Airways Corp. (a)	679,545	13,625
Northwest Airlines Corp. (a)(d)	1,350,000	6,993
		20,618
Commercial Services & Supplies - 1.2%
Cintas Corp.	1,328,900	51,282
Robert Half International, Inc.	1,718,500	42,653
		93,935
Electrical Equipment - 0.6%
AMETEK, Inc.	1,000,000	37,870
Evergreen Solar, Inc. (a)	1,354,184	7,401
		45,271
Machinery - 2.2%
ITT Industries, Inc.	500,000	45,230
Manitowoc Co., Inc.	800,000	32,000
Pentair, Inc.	732,100	29,123
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Timken Co.	1,200,000	$ 29,808
Toro Co.	1,000,000	41,320
		177,481
Road & Rail - 2.5%
Burlington Northern Santa Fe Corp.	1,304,700	62,952
Landstar System, Inc. (a)	963,998	29,547
Norfolk Southern Corp.	3,321,200	104,286
		196,785
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. Class A	1,000,000	26,870
WESCO International, Inc. (a)	1,100,000	26,598
		53,468
TOTAL INDUSTRIALS		952,363
INFORMATION TECHNOLOGY - 31.0%
Communications Equipment - 6.1%
Alcatel SA sponsored ADR (a)(d)	6,830,700	73,498
CIENA Corp. (a)	13,810,800	31,765
Comverse Technology, Inc. (a)	7,870,700	179,373
Juniper Networks, Inc. (a)	2,950,100	66,643
Motorola, Inc.	6,782,300	104,040
Plantronics, Inc.	17,200	542
Research In Motion Ltd. (a)	500,000	32,193
		488,054
Computers & Peripherals - 2.1%
Diebold, Inc.	952,133	46,055
Electronics for Imaging, Inc. (a)	2,122,899	34,858
NCR Corp. (a)	1,542,000	50,886
Western Digital Corp. (a)	2,705,800	34,337
		166,136
Electronic Equipment & Instruments - 6.0%
Amphenol Corp. Class A	1,964,957	77,498
Arrow Electronics, Inc. (a)	1,297,287	31,576
Benchmark Electronics, Inc. (a)	568,400	15,370
CDW Corp.	687,600	37,605
Celestica, Inc. (sub. vtg.) (a)	4,423,900	51,152
Flextronics International Ltd. (a)	10,118,400	112,820
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
National Instruments Corp.	1,500,000	$ 32,310
Solectron Corp. (a)	29,601,300	97,684
Tech Data Corp. (a)	591,800	21,618
		477,633
Internet Software & Services - 1.6%
Akamai Technologies, Inc. (a)	4,731,800	55,883
CNET Networks, Inc. (a)	2,615,200	25,930
Homestore, Inc. (a)(e)	14,672,099	28,757
NetRatings, Inc. (a)	698,600	10,151
Terremark Worldwide, Inc. (a)	3,940,400	2,364
		123,085
IT Services - 1.5%
Cognizant Technology Solutions Corp. Class A (a)	1,190,600	50,017
Sapient Corp. (a)(e)	6,700,000	47,905
Telvent GIT SA (e)	2,773,900	24,272
		122,194
Office Electronics - 0.6%
Zebra Technologies Corp. Class A (a)	1,007,925	48,138
Semiconductors & Semiconductor Equipment - 8.6%
ARM Holdings PLC sponsored ADR	4,800,000	25,920
Cypress Semiconductor Corp. (a)	1,995,100	23,921
FormFactor, Inc. (a)	1,542,800	35,238
Freescale Semiconductor, Inc.:
Class A	942,400	17,642
Class B (a)	3,541,655	66,796
Intersil Corp. Class A	2,000,000	34,920
Marvell Technology Group Ltd. (a)	709,100	23,741
Microchip Technology, Inc.	6,662,542	189,749
NVIDIA Corp. (a)	2,000,000	43,880
ON Semiconductor Corp. (a)	7,179,450	24,697
PMC-Sierra, Inc. (a)	2,106,550	16,979
Samsung Electronics Co. Ltd.	208,310	94,430
SigmaTel, Inc. (a)	544,352	14,257
Silicon Laboratories, Inc. (a)	1,370,300	34,806
Varian Semiconductor Equipment Associates, Inc. (a)	918,336	34,245
		681,221
Software - 4.5%
Amdocs Ltd. (a)	2,010,200	53,692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
BEA Systems, Inc. (a)	5,150,600	$ 35,539
Citrix Systems, Inc. (a)	1,500,000	33,750
Cognos, Inc. (a)	1,000,000	38,543
FileNET Corp. (a)	1,749,089	46,351
Hyperion Solutions Corp. (a)	1,000,000	40,670
NAVTEQ Corp.	1,290,200	46,989
Siebel Systems, Inc. (a)	2,349,600	21,146
TIBCO Software, Inc. (a)	5,346,200	38,172
		354,852
TOTAL INFORMATION TECHNOLOGY		2,461,313
MATERIALS - 9.5%
Chemicals - 7.1%
Agrium, Inc.	2,500,000	44,701
Cytec Industries, Inc.	620,300	28,608
Monsanto Co.	4,030,400	236,258
Mosaic Co. (a)	2,000,000	25,700
Potash Corp. of Saskatchewan	2,764,300	232,725
		567,992
Construction Materials - 0.6%
Florida Rock Industries, Inc.	700,000	40,656
Vulcan Materials Co.	82,300	4,365
		45,021
Containers & Packaging - 0.8%
Packaging Corp. of America	1,012,100	22,661
Temple-Inland, Inc.	1,127,900	38,067
		60,728
Metals & Mining - 1.0%
Peabody Energy Corp.	1,927,400	84,362
TOTAL MATERIALS		758,103
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.0%
Qwest Communications International, Inc. (a)(d)	37,436,800	128,034
Time Warner Telecom, Inc. Class A (a)(e)	7,504,045	30,541
		158,575
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.8%
Nextel Communications, Inc. Class A (a)	2,477,500	$ 69,345
Nextel Partners, Inc. Class A (a)	1,532,400	36,042
NII Holdings, Inc. (a)	733,735	36,738
		142,125
TOTAL TELECOMMUNICATION SERVICES		300,700
TOTAL COMMON STOCKS (Cost $7,784,640)		7,841,879
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 2.84% (b)	104,110,367	104,110
Fidelity Securities Lending Cash Central Fund, 2.86% (b)(c)	67,616,150	67,616
TOTAL MONEY MARKET FUNDS (Cost $171,726)		171,726
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,956,366)		8,013,605
NET OTHER ASSETS - (0.9)%		(71,609)
NET ASSETS - 100%		$ 7,941,996
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Canada	5.0%
Korea (South)	1.9%
Singapore	1.4%
France	1.4%
Cayman Islands	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	2.4%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ -	$ 7,000	$ 4,950	$ -	$ -
Alnylam Pharmaceuticals, Inc.	-	6,309	8,144	-	-
Axcelis Technologies, Inc.	46,253	30,379	57,639	-	-
Blue Nile, Inc.	-	29,065	35	-	28,578
Cyberonics, Inc.	-	60,031	-	-	90,045
FileNET Corp.	33,809	31,869	20,183	-	-
Homestore, Inc.	-	35,800	-	-	28,757
Internet Security Systems, Inc.	41,603	671	60,227	-	-
Lastminute.com PLC	-	24,481	67,287	-	-
Sapient Corp.	-	47,744	-	-	47,905
Telvent GIT SA	-	28,632	-	-	24,272
Time Warner Telecom, Inc. Class A	-	28,819	-	-	30,541
Varian Semiconductor Equipment Associates, Inc.	47,883	59,659	79,912	-	-
Total	$ 169,548	$ 390,459	$ 298,377	$ -	$ 250,098
Income Tax Information
At April 30, 2005, the fund had a capital loss carryforward of approximately $145,770,000 all of which will expire on April 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2005

Assets
Investment in securities, at value (including securities loaned of $65,851) (cost $7,956,366) - See accompanying schedule		$ 8,013,605
Foreign currency held at value (cost $1,191)		1,197
Receivable for investments sold		127,672
Receivable for fund shares sold		10,809
Dividends receivable		1,180
Interest receivable		303
Prepaid expenses		25
Other affiliated receivables		10
Other receivables		3,774
Total assets		8,158,575

Liabilities
Payable for investments purchased	$ 131,174
Payable for fund shares redeemed	12,632
Accrued management fee	2,719
Other affiliated payables	2,022
Other payables and accrued expenses	416
Collateral on securities loaned, at value	67,616
Total liabilities		216,579

Net Assets		$ 7,941,996
Net Assets consist of:
Paid in capital		$ 8,030,468
Undistributed net investment income		15,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(161,246)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,241
Net Assets, for 368,213 shares outstanding		$ 7,941,996
Net Asset Value, offering price and redemption price per share ($7,941,996 ÷ 368,213 shares)		$ 21.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2005

Investment Income
Dividends		$ 52,766
Special Dividends		4,842
Interest		12,025
Security lending		579
Total income		70,212

Expenses
Management fee Basic fee	$ 48,067
Performance adjustment	(13,468)
Transfer agent fees	22,334
Accounting and security lending fees	1,193
Independent trustees' compensation	45
Appreciation in deferred trustee compensation account	1
Custodian fees and expenses	273
Registration fees	67
Audit	84
Legal	26
Interest	2
Miscellaneous	439
Total expenses before reductions	59,063
Expense reductions	(7,156)	51,907
Net investment income (loss)		18,305
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(93,075) from affiliated issuers)	801,726
Foreign currency transactions	(306)
Total net realized gain (loss)		801,420
Change in net unrealized appreciation (depreciation) on: Investment securities	(574,195)
Assets and liabilities in foreign currencies	(34)
Total change in net unrealized appreciation (depreciation)		(574,229)
Net gain (loss)		227,191
Net increase (decrease) in net assets resulting from operations		$ 245,496

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,305	$ 24,882
Net realized gain (loss)	801,420	843,364
Change in net unrealized appreciation (depreciation)	(574,229)	615,184
Net increase (decrease) in net assets resulting from operations	245,496	1,483,430
Distributions to shareholders from net investment income	(27,220)	(31,826)
Share transactions Proceeds from sales of shares	1,782,192	2,505,888
Reinvestment of distributions	26,657	31,039
Cost of shares redeemed	(2,298,258)	(1,283,322)
Net increase (decrease) in net assets resulting from share transactions	(489,409)	1,253,605
Redemption fees	212	257
Total increase (decrease) in net assets	(270,921)	2,705,466

Net Assets
Beginning of period	8,212,917	5,507,451
End of period (including undistributed net investment income of $15,533 and undistributed net investment income of $25,033, respectively)	$ 7,941,996	$ 8,212,917
Other Information Shares
Sold	81,686	122,333
Issued in reinvestment of distributions	1,184	1,556
Redeemed	(104,392)	(61,953)
Net increase (decrease)	(21,522)	61,936

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 21.07	$ 16.80	$ 21.42	$ 24.14	$ 25.13
Income from Investment Operations
Net investment income (loss) B	.05 C	.07	.13	.18 E	.20
Net realized and unrealized gain (loss)	.52	4.29	(4.66)	(2.74) E	1.41
Total from investment operations	.57	4.36	(4.53)	(2.56)	1.61
Distributions from net investment income	(.07)	(.09)	(.09)	(.16)	(.10)
Distributions from net realized gain	-	-	-	-	(1.99)
Distributions in excess of net realized gain	-	-	-	-	(.51)
Total distributions	(.07)	(.09)	(.09)	(.16)	(2.60)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 21.57	$ 21.07	$ 16.80	$ 21.42	$ 24.14
Total Return A	2.69%	25.99%	(21.17)%	(10.67)%	6.47%
Ratios to Average Net Assets D
Expenses before expense reductions	.71%	.70%	.74%	.94%	.90%
Expenses net of voluntary waivers, if any	.71%	.70%	.74%	.94%	.90%
Expenses net of all reductions	.62%	.65%	.66%	.87%	.84%
Net investment income (loss)	.22% C	.34%	.75%	.79% E	.81%
Supplemental Data
Net assets, end of period (in millions)	$ 7,942	$ 8,213	$ 5,507	$ 6,728	$ 6,958
Portfolio turnover rate	186%	137%	120%	200%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .16%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 579,061
Unrealized depreciation	(533,052)
Net unrealized appreciation (depreciation)	46,009
Undistributed ordinary income	11,360
Capital loss carryforward	(145,770)

Cost for federal income tax purposes	$ 7,967,596

The tax character of distributions paid was as follows:

	April 30, 2005	April 30, 2004
Ordinary Income	$ 27,220	$ 31,826

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $15,241,250 and $15,830,951, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting rec-ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,881 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $764 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 12,351	1.13%	$ -	$ 2

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

Annual Report

6. Security Lending - continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $6,977 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $9 and $170, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Mid-Cap Stock (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001- present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-mary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Mid-Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Shep Perkins (34)

Year of Election or Appointment: 2005

Vice President of Mid-Cap Stock. Prior to assuming his current responsibilities, Mr. Perkins served as a research analyst and portfolio manager. Mr. Perkins also serves as Vice President of FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Mid-Cap Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Mid-Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Mid-Cap Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Mid-Cap Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Mid-Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Mid-Cap Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Mid-Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Mid-Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Mid-Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1994 Assistant Treasurer of Mid-Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Mid-Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Mid-Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The fund designates 100% and 100% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 100% of the dividends distributed in June and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	12,221,814,216.15	73.238
Against	3,155,449,238.56	18.908
Abstain	587,539,807.37	3.521
Broker Non-Votes	723,047,068.58	4.333
TOTAL	16,687,850,330.66	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	15,841,707,644.41	94.930
Withheld	846,142,686.25	5.070
TOTAL	16,687,850,330.66	100.000
Ralph F. Cox
Affirmative	15,797,852,227.84	94.667
Withheld	889,998,102.82	5.333
TOTAL	16,687,850,330.66	100.000
Laura B. Cronin
Affirmative	15,839,639,342.73	94.917
Withheld	848,210,987.93	5.083
TOTAL	16,687,850,330.66	100.000
Dennis J. Dirks B
Affirmative	15,848,904,973.82	94.973
Withheld	838,945,356.84	5.027
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	15,823,470,035.51	94.820
Withheld	864,380,295.15	5.180
TOTAL	16,687,850,330.66	100.000
George H. Heilmeier
Affirmative	15,839,665,226.61	94.917
Withheld	848,185,104.05	5.083
TOTAL	16,687,850,330.66	100.000
Abigail P. Johnson
Affirmative	15,781,077,913.19	94.566
Withheld	906,772,417.47	5.434
TOTAL	16,687,850,330.66	100.000
Edward C. Johnson 3d
Affirmative	15,754,759,829.98	94.409
Withheld	933,090,500.68	5.591
TOTAL	16,687,850,330.66	100.000
Donald J. Kirk
Affirmative	15,813,230,768.50	94.759
Withheld	874,619,562.16	5.241
TOTAL	16,687,850,330.66	100.000
Marie L. Knowles
Affirmative	15,851,883,968.67	94.991
Withheld	835,966,361.99	5.009
TOTAL	16,687,850,330.66	100.000
Ned C. Lautenbach
Affirmative	15,854,530,564.20	95.006
Withheld	833,319,766.46	4.994
TOTAL	16,687,850,330.66	100.000
Marvin L. Mann
Affirmative	15,816,737,319.52	94.780
Withheld	871,113,011.14	5.220
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	15,823,167,179.17	94.818
Withheld	864,683,151.49	5.182
TOTAL	16,687,850,330.66	100.000
Robert L. Reynolds
Affirmative	15,845,001,714.22	94.949
Withheld	842,848,616.44	5.051
TOTAL	16,687,850,330.66	100.000
Cornelia M. Small B
Affirmative	15,840,247,943.36	94.921
Withheld	847,602,387.30	5.079
TOTAL	16,687,850,330.66	100.000
William S. Stavropoulos
Affirmative	15,830,742,293.62	94.864
Withheld	857,108,037.04	5.136
TOTAL	16,687,850,330.66	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

Annual Report

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(Far East) Inc.

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(U.K.) Inc.

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Advisors

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Fidelity Distributors Corporation

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Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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(automated graphic)    Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

Fidelity®

Small Cap Retirement

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Life of fundA
Fidelity® Small Cap Retirement Fund	3.31%	9.31%

A From September 26, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Retirement Fund on September 26, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Portfolio Manager of Fidelity® Small Cap Retirement Fund

U.S. equity markets overcame significant adversity to record positive returns for the year ending April 30, 2005. Among the topics that dominated financial headlines were the economic recovery, inflation fears, seven hikes in short-term interest rates, a presidential election and record-high commodity prices. Oil was at center stage for much of the period, as investors worried that rising energy prices would hinder economic growth. However, stocks rallied when oil prices retreated at the close of 2004, providing bellwether indexes with enough momentum to finish the year with a gain. Unfortunately, the markets slipped during the first quarter of 2005 when oil prices reached new heights. Stocks also drifted lower after inflation concerns re-emerged. Those worries were amplified when core consumer prices trended upward during the quarter, reaching levels not seen in more than two years. For the year overall, the Standard & Poor's 500SM Index was up 6.34%, the Dow Jones Industrial AverageSM rose 1.84% and the tech-heavy NASDAQ Composite® Index returned 0.65%.

The fund returned 3.31% during the past year, trailing the Russell 2000® Index and the LipperSM Small-Cap Funds Average, which gained 4.71% and 4.98%, respectively. Weak results within financials fueled the shortfall. Some of the fund's bank stocks retreated due to concerns over interest rates and regulatory issues. Shares of R&G Financial, a Puerto Rican mortgage bank, were hit hard when the company announced that it would change the way it accounted for the profits from the mortgages it sold. A number of Puerto Rican commercial banks we owned, including W Holding Co., fell in sympathy with R&G. Elsewhere, auto-related retailers such as Pep Boys - a provider of aftermarket parts and services - struggled due to concerns about higher oil prices, operational problems and troubles at General Motors. Oil prices also hurt some of the fund's transportation stocks, including regional airlines such as Pinnacle. In contrast, technology and health care were bright spots for the fund. In health care, health maintenance organizations (HMOs) were the strongest area, led by Centene, which was rewarded by the market for its strong revenue growth and track record of helping states lower their Medicaid costs. Other HMOs, including WellChoice, also were solid performers. The fund had a couple of big winners in technology: Websense, the leading provider of employee Internet management software, and graphics chip maker NVIDIA each had strong runs despite a tough period for tech stocks overall. Some stocks I've mentioned weren't held at period end because I felt they had reached fair value.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,040.50	$ 5.31
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.59	$ 5.26

* Expenses are equal to the Fund's annualized expense ratio of 1.05%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Fisher Scientific International, Inc.	2.7	2.6
Alliant Techsystems, Inc.	2.3	2.1
Philadelphia Consolidated Holding Corp.	2.3	2.0
Renal Care Group, Inc.	1.9	1.7
BJ's Wholesale Club, Inc.	1.8	2.1
Fidelity National Financial, Inc.	1.7	2.2
Jarden Corp.	1.7	1.5
Affiliated Computer Services, Inc. Class A	1.6	2.5
WellChoice, Inc.	1.5	1.1
The Geo Group, Inc.	1.5	1.2
	19.0
Top Five Market Sectors as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	23.5
Consumer Discretionary	16.9	14.8
Industrials	15.9	15.8
Health Care	14.1	14.7
Energy	12.9	5.4
Asset Allocation (% of fund's net assets)
As of April 30, 2005*		As of October 31, 2004**
	Stocks 98.5%		Stocks 90.9%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 9.1%
* Foreign investments	3.5%	** Foreign investments	2.3%

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 1.8%
Keystone Automotive Industries, Inc. (a)	56,241	$ 1,126,507
LKQ Corp. (a)	35,100	706,914
Noble International Ltd.	31,900	646,932
		2,480,353
Distributors - 0.1%
Advanced Marketing Services, Inc. (a)	37,700	170,404
Hotels, Restaurants & Leisure - 2.0%
Ambassadors Group, Inc.	26,068	871,453
Domino's Pizza, Inc.	88,100	1,599,896
Nevada Gold & Casinos, Inc. (a)	20,900	261,041
Total Entertainment Restaurant Corp. (a)	12,800	140,160
		2,872,550
Household Durables - 3.3%
Blount International, Inc. (a)	45,800	678,298
Jarden Corp. (a)	54,150	2,418,881
William Lyon Homes, Inc. (a)	10,000	884,000
Yankee Candle Co., Inc.	22,200	616,938
		4,598,117
Internet & Catalog Retail - 0.9%
Insight Enterprises, Inc. (a)	64,600	1,169,260
Varsity Group, Inc. (a)	13,800	83,490
		1,252,750
Leisure Equipment & Products - 0.8%
RC2 Corp. (a)	34,069	1,180,832
Media - 0.6%
New Frontier Media, Inc. (a)	140,220	846,929
Multiline Retail - 0.8%
Dollar Tree Stores, Inc. (a)	45,600	1,116,744
Specialty Retail - 6.0%
Asbury Automotive Group, Inc. (a)	56,200	772,188
Big 5 Sporting Goods Corp.	64,202	1,533,786
Group 1 Automotive, Inc. (a)	5,900	148,385
Lithia Motors, Inc. Class A (sub. vtg.)	36,975	911,804
Pacific Sunwear of California, Inc. (a)	37,900	856,919
Pomeroy IT Solutions, Inc. (a)	25,385	342,444
Regis Corp.	35,550	1,270,202
The Men's Wearhouse, Inc. (a)	22,600	932,702
The Pep Boys - Manny, Moe & Jack	40,800	578,544
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
United Auto Group, Inc.	13,000	$ 368,420
Whitehall Jewellers, Inc. (a)	104,000	757,120
		8,472,514
Textiles, Apparel & Luxury Goods - 0.6%
Perry Ellis International, Inc. (a)	31,800	636,318
Rocky Shoes Boots, Inc. (a)	4,800	128,587
		764,905
TOTAL CONSUMER DISCRETIONARY		23,756,098
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 1.8%
BJ's Wholesale Club, Inc. (a)	97,176	2,589,740
Personal Products - 0.0%
Inter Parfums, Inc.	1,062	15,346
TOTAL CONSUMER STAPLES		2,605,086
ENERGY - 12.9%
Energy Equipment & Services - 3.9%
Input/Output, Inc. (a)	161,600	976,064
Oceaneering International, Inc. (a)	15,000	492,150
Offshore Logistics, Inc. (a)	24,500	709,765
Oil States International, Inc. (a)	73,200	1,486,692
Superior Energy Services, Inc. (a)	53,900	802,032
Unit Corp. (a)	24,700	947,492
		5,414,195
Oil & Gas - 9.0%
Atlas America, Inc. (d)	14,800	489,288
Denbury Resources, Inc. (a)	17,200	545,928
Encore Acquisition Co. (a)	40,100	1,472,472
Energy Partners Ltd. (a)	39,200	896,112
Forest Oil Corp. (a)	30,500	1,175,165
Holly Corp.	30,900	1,058,943
KCS Energy, Inc. (a)	48,400	679,536
OMI Corp.	59,200	1,076,848
Petroleum Development Corp. (a)	28,500	729,600
Plains Exploration & Production Co. (a)	45,600	1,467,408
Vintage Petroleum, Inc.	38,400	1,109,376
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Whiting Petroleum Corp. New (a)	25,700	$ 777,939
World Fuel Services Corp.	49,400	1,235,000
		12,713,615
TOTAL ENERGY		18,127,810
FINANCIALS - 22.6%
Capital Markets - 0.3%
Waddell & Reed Financial, Inc. Class A	23,800	414,358
Commercial Banks - 3.9%
Hanmi Financial Corp.	84,598	1,239,361
Independent Bank Corp., Massachusetts	14,033	385,066
Nara Bancorp, Inc.	17,108	229,932
Old Second Bancorp, Inc.	24,069	712,683
Prosperity Bancshares, Inc.	16,500	421,575
Republic Bancorp, Inc., Kentucky Class A	200	4,225
Santander Bancorp	25,300	560,648
Southwest Bancorp, Inc., Oklahoma	10,746	202,670
UCBH Holdings, Inc.	34,000	534,820
Umpqua Holdings Corp.	30,200	671,044
Wilshire Bancorp, Inc.	35,844	490,346
		5,452,370
Consumer Finance - 1.1%
Student Loan Corp.	7,900	1,530,625
Diversified Financial Services - 1.3%
EuroBancshares, Inc.	54,379	764,569
Marlin Business Services Corp. (a)	50,819	1,000,626
		1,765,195
Insurance - 11.2%
AmerUs Group Co.	22,700	1,067,127
Aspen Insurance Holdings Ltd.	1,700	46,410
Berkshire Hathaway, Inc. Class A (a)	16	1,349,600
Direct General Corp.	12,000	213,120
Fidelity National Financial, Inc.	76,300	2,449,993
Hilb Rogal & Hobbs Co.	42,800	1,498,428
IPC Holdings Ltd.	15,607	587,291
LandAmerica Financial Group, Inc.	16,300	808,480
Montpelier Re Holdings Ltd.	25,230	837,384
Philadelphia Consolidated Holding Corp. (a)	43,453	3,258,975
Protective Life Corp.	17,500	669,200
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Reinsurance Group of America, Inc.	16,100	$ 719,992
StanCorp Financial Group, Inc.	18,500	1,415,620
Universal American Financial Corp. (a)	48,990	820,583
		15,742,203
Real Estate - 0.4%
Education Realty Trust, Inc.	38,600	617,600
Thrifts & Mortgage Finance - 4.4%
Doral Financial Corp.	42,500	597,125
Farmer Mac Class C (non-vtg.)	40,100	696,136
Flushing Financial Corp.	59,918	980,258
NetBank, Inc.	59,209	486,106
R&G Financial Corp. Class B	66,500	944,965
Rainier Pacific Financial Group, Inc.	44,524	678,546
Sterling Financial Corp., Washington	28,860	943,433
W Holding Co., Inc.	114,311	924,776
		6,251,345
TOTAL FINANCIALS		31,773,696
HEALTH CARE - 14.1%
Health Care Equipment & Supplies - 3.7%
Fisher Scientific International, Inc. (a)	62,864	3,732,859
Merit Medical Systems, Inc. (a)	56,200	710,930
Nutraceutical International Corp. (a)	61,700	771,250
		5,215,039
Health Care Providers & Services - 10.2%
Allied Healthcare International, Inc. (a)	48,600	284,310
American Dental Partners, Inc. (a)	13,838	331,974
Apria Healthcare Group, Inc. (a)	34,200	1,029,420
Corvel Corp. (a)	27,901	573,087
DaVita, Inc. (a)	41,700	1,680,510
Humana, Inc. (a)	37,300	1,292,445
IMS Health, Inc.	34,200	820,116
Omnicare, Inc.	56,204	1,948,593
Pediatrix Medical Group, Inc. (a)	6,100	415,349
Per-Se Technologies, Inc. (a)	18,400	286,304
Renal Care Group, Inc. (a)	69,950	2,668,593
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	12,600	$ 815,094
WellChoice, Inc. (a)	38,100	2,141,220
		14,287,015
Pharmaceuticals - 0.2%
InKine Pharmaceutical, Inc. (a)	135,200	319,072
TOTAL HEALTH CARE		19,821,126
INDUSTRIALS - 15.9%
Aerospace & Defense - 4.0%
Alliant Techsystems, Inc. (a)	47,400	3,279,132
DRS Technologies, Inc. (a)	38,700	1,712,475
Engineered Support Systems, Inc.	1,673	59,090
SI International, Inc. (a)	25,625	577,588
		5,628,285
Air Freight & Logistics - 0.8%
Pacer International, Inc. (a)	55,600	1,152,588
Airlines - 0.3%
ExpressJet Holdings, Inc. Class A (a)	24,004	213,156
Pinnacle Airlines Corp. (a)	24,100	249,194
		462,350
Building Products - 0.5%
Universal Forest Products, Inc.	18,441	701,864
Commercial Services & Supplies - 6.3%
Corrections Corp. of America (a)	48,951	1,852,795
Duratek, Inc. (a)	14,300	331,331
FTI Consulting, Inc. (a)	53,900	1,190,112
Jackson Hewitt Tax Service, Inc.	36,500	672,330
NCO Group, Inc. (a)	18,076	336,756
SOURCECORP, Inc. (a)	46,442	828,990
The Geo Group, Inc. (a)	77,610	2,038,039
Waste Connections, Inc. (a)	22,200	781,884
West Corp. (a)	23,231	752,452
		8,784,689
Construction & Engineering - 1.7%
Chicago Bridge & Iron Co. NV (NY Shares)	49,320	1,103,782
URS Corp. (a)	40,800	1,254,600
		2,358,382
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Genlyte Group, Inc. (a)	10,600	$ 841,004
Machinery - 0.6%
Gardner Denver, Inc. (a)	23,900	873,306
Trading Companies & Distributors - 1.1%
BlueLinx Corp.	61,200	734,400
UAP Holding Corp.	58,800	846,132
		1,580,532
TOTAL INDUSTRIALS		22,383,000
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 0.5%
Black Box Corp.	23,000	747,960
Electronic Equipment & Instruments - 1.0%
Measurement Specialties, Inc. (a)	66,400	1,472,752
Internet Software & Services - 1.0%
j2 Global Communications, Inc. (a)	37,400	1,335,928
IT Services - 4.5%
Affiliated Computer Services, Inc. Class A (a)	45,882	2,187,195
CACI International, Inc. Class A (a)	12,900	801,348
Computer Sciences Corp. (a)	42,300	1,839,204
The BISYS Group, Inc. (a)	102,500	1,447,300
		6,275,047
Semiconductors & Semiconductor Equipment - 0.3%
California Micro Devices Corp. (a)	39,500	166,295
ESS Technology, Inc. (a)	76,100	292,224
		458,519
Software - 1.7%
Blackbaud, Inc.	76,000	991,800
EPIQ Systems, Inc. (a)	25,884	392,660
Pervasive Software, Inc. (a)	81,450	376,299
SERENA Software, Inc. (a)	31,300	595,639
		2,356,398
TOTAL INFORMATION TECHNOLOGY		12,646,604
MATERIALS - 2.2%
Chemicals - 0.7%
RPM International, Inc.	58,600	1,010,850
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - 0.3%
Packaging Dynamics Corp.	26,900	$ 367,992
Metals & Mining - 1.2%
Compania de Minas Buenaventura SA sponsored ADR	60,000	1,281,000
Olympic Steel, Inc. (a)	33,300	487,179
		1,768,179
TOTAL MATERIALS		3,147,021
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)	64,900	700,920
Wireless Telecommunication Services - 1.4%
NII Holdings, Inc. (a)	39,747	1,990,132
TOTAL TELECOMMUNICATION SERVICES		2,691,052
UTILITIES - 1.2%
Multi-Utilities & Unregulated Power - 1.2%
CMS Energy Corp. (a)	136,000	1,757,120
TOTAL COMMON STOCKS (Cost $133,084,680)		138,708,613
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 2.84% (b)	5,867,001	5,867,001
Fidelity Securities Lending Cash Central Fund, 2.86% (b)(c)	334,125	334,125
TOTAL MONEY MARKET FUNDS (Cost $6,201,126)		6,201,126
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $139,285,806)		144,909,739
NET OTHER ASSETS - (2.9)%		(4,066,819)
NET ASSETS - 100%		$ 140,842,920
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2005
Assets
Investment in securities, at value (including securities loaned of $327,294) (cost $139,285,806) - See accompanying schedule		$ 144,909,739
Receivable for investments sold		122,982
Receivable for fund shares sold		445,930
Dividends receivable		21,127
Interest receivable		21,337
Prepaid expenses		297
Other affiliated receivables		26
Other receivables		24,046
Total assets		145,545,484

Liabilities
Payable for investments purchased	$ 3,914,375
Payable for fund shares redeemed	283,687
Accrued management fee	76,015
Other affiliated payables	47,493
Other payables and accrued expenses	46,869
Collateral on securities loaned, at value	334,125
Total liabilities		4,702,564

Net Assets		$ 140,842,920
Net Assets consist of:
Paid in capital		$ 130,190,485
Undistributed net investment income		331,171
Accumulated undistributed net realized gain (loss) on investments		4,697,331
Net unrealized appreciation (depreciation) on investments		5,623,933
Net Assets, for 9,615,777 shares outstanding		$ 140,842,920
Net Asset Value, offering price and redemption price per share ($140,842,920 ÷ 9,615,777 shares)		$ 14.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2005
Investment Income
Dividends		$ 449,370
Special Dividends		882,765
Interest		134,221
Security lending		6,572
Total income		1,472,928

Expenses
Management fee Basic fee	$ 823,234
Performance adjustment	(86,430)
Transfer agent fees	434,125
Accounting and security lending fees	43,628
Independent trustees' compensation	572
Custodian fees and expenses	23,569
Registration fees	29,824
Audit	42,400
Legal	1,540
Miscellaneous	9,916
Total expenses before reductions	1,322,378
Expense reductions	(180,621)	1,141,757
Net investment income (loss)		331,171
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		7,484,571
Change in net unrealized appreciation (depreciation) on investment securities		(6,643,014)
Net gain (loss)		841,557
Net increase (decrease) in net assets resulting from operations		$ 1,172,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 331,171	$ (453,496)
Net realized gain (loss)	7,484,571	11,148,724
Change in net unrealized appreciation (depreciation)	(6,643,014)	9,324,278
Net increase (decrease) in net assets resulting from operations	1,172,728	20,019,506
Share transactions Proceeds from sales of shares	75,530,799	37,263,423
Cost of shares redeemed	(27,685,373)	(16,992,834)
Net increase (decrease) in net assets resulting from share transactions	47,845,426	20,270,589
Redemption fees	48,099	17,162
Total increase (decrease) in net assets	49,066,253	40,307,257

Net Assets
Beginning of period	91,776,667	51,469,410
End of period (including undistributed net investment income of $331,171 and $0, respectively)	$ 140,842,920	$ 91,776,667
Other Information Shares
Sold	5,009,066	2,818,113
Redeemed	(1,867,560)	(1,311,855)
Net increase (decrease)	3,141,506	1,506,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.18	$ 10.36	$ 13.95	$ 11.41	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04 E	(.08)	(.05)	(.06)	(.01)
Net realized and unrealized gain (loss)	.42	3.90	(3.26)	2.63	1.40
Total from investment operations	.46	3.82	(3.31)	2.57	1.39
Distributions from net realized gain	-	-	(.29)	(.06)	-
Redemption fees added to paid in capital D	.01	- H	.01	.03	.02
Net asset value, end of period	$ 14.65	$ 14.18	$ 10.36	$ 13.95	$ 11.41
Total Return B, C	3.31%	36.87%	(24.06)%	22.87%	14.10%
Ratios to Average Net Assets G
Expenses before expense reductions	1.16%	1.45%	1.71%	1.91%	7.54% A
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05% A
Expenses net of all reductions	1.00%	.99%	.86%	.92%	.93% A
Net investment income (loss)	.29% E	(.63)%	(.49)%	(.48)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,843	$ 91,777	$ 51,469	$ 57,579	$ 5,708
Portfolio turnover rate	94%	151%	242%	338%	820% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects special dividends which amounted to $.11 per share. Excluding these special dividends, the ratio of net investment income to average net assets would have been (.49)%.

F For the period September 26, 2000 (commencement of operations) to April 30, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,139,051
Unrealized depreciation	(10,812,786)
Net unrealized appreciation (depreciation)	5,326,265
Undistributed ordinary income	848,602
Undistributed long-term capital gain	4,394,763

Cost for federal income tax purposes	$ 139,583,474

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $151,969,913 and $100,843,929, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .38% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $139,786 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,802 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $130,107.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $47,633 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $170 and $2,711, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Retirement (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-mary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Small Cap Retirement. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

James M. Harmon (34)

Year of Election or Appointment: 2002

Vice President of Small Cap Retirement. Mr. Harmon also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Harmon managed a variety of Fidelity funds. Mr. Harmon also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of Small Cap Retirement. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Small Cap Retirement. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Retirement. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Retirement. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Retirement. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Small Cap Retirement. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Retirement. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Retirement. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Retirement. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of Small Cap Retirement. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Retirement. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Retirement. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Retirement Fund voted to pay on June 6, 2005, to shareholders of record at the opening of business on June 3, 2005, a distribution of $.51 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.04 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended April 30, 2005, $4,394,763, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended April 30, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	12,221,814,216.15	73.238
Against	3,155,449,238.56	18.908
Abstain	587,539,807.37	3.521
Broker Non-Votes	723,047,068.58	4.333
TOTAL	16,687,850,330.66	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	15,841,707,644.41	94.930
Withheld	846,142,686.25	5.070
TOTAL	16,687,850,330.66	100.000
Ralph F. Cox
Affirmative	15,797,852,227.84	94.667
Withheld	889,998,102.82	5.333
TOTAL	16,687,850,330.66	100.000
Laura B. Cronin
Affirmative	15,839,639,342.73	94.917
Withheld	848,210,987.93	5.083
TOTAL	16,687,850,330.66	100.000
Dennis J. Dirks B
Affirmative	15,848,904,973.82	94.973
Withheld	838,945,356.84	5.027
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	15,823,470,035.51	94.820
Withheld	864,380,295.15	5.180
TOTAL	16,687,850,330.66	100.000
George H. Heilmeier
Affirmative	15,839,665,226.61	94.917
Withheld	848,185,104.05	5.083
TOTAL	16,687,850,330.66	100.000
Abigail P. Johnson
Affirmative	15,781,077,913.19	94.566
Withheld	906,772,417.47	5.434
TOTAL	16,687,850,330.66	100.000
Edward C. Johnson 3d
Affirmative	15,754,759,829.98	94.409
Withheld	933,090,500.68	5.591
TOTAL	16,687,850,330.66	100.000
Donald J. Kirk
Affirmative	15,813,230,768.50	94.759
Withheld	874,619,562.16	5.241
TOTAL	16,687,850,330.66	100.000
Marie L. Knowles
Affirmative	15,851,883,968.67	94.991
Withheld	835,966,361.99	5.009
TOTAL	16,687,850,330.66	100.000
Ned C. Lautenbach
Affirmative	15,854,530,564.20	95.006
Withheld	833,319,766.46	4.994
TOTAL	16,687,850,330.66	100.000
Marvin L. Mann
Affirmative	15,816,737,319.52	94.780
Withheld	871,113,011.14	5.220
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	15,823,167,179.17	94.818
Withheld	864,683,151.49	5.182
TOTAL	16,687,850,330.66	100.000
Robert L. Reynolds
Affirmative	15,845,001,714.22	94.949
Withheld	842,848,616.44	5.051
TOTAL	16,687,850,330.66	100.000
Cornelia M. Small B
Affirmative	15,840,247,943.36	94.921
Withheld	847,602,387.30	5.079
TOTAL	16,687,850,330.66	100.000
William S. Stavropoulos
Affirmative	15,830,742,293.62	94.864
Withheld	857,108,037.04	5.136
TOTAL	16,687,850,330.66	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

SMR-UANN-0605
1.784729.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Small Cap Stock

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Managements' Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Stock Fund	4.63%	7.29%	9.87%

A From March 12, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Stock Fund on March 12, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Managements' Discussion of Fund Performance

Comments from Katherine Collins and Rich Thompson, who became interim Portfolio Managers of Fidelity® Small Cap Stock Fund on April 6, 2005

U.S. equity markets overcame significant adversity to record positive returns for the one-year period ending April 30, 2005. Among the topics that dominated financial headlines were the economic recovery, inflation fears, seven hikes in short-term interest rates, a presidential election and record-high commodity prices. Oil was at center stage for much of the period, as investors worried that rising energy prices would hinder economic growth. However, stocks rallied when oil prices retreated at the close of 2004, providing bellwether indexes with enough momentum to finish the year with a gain. Unfortunately, the markets slipped during the first quarter of 2005 when oil prices reached new heights. Stocks also drifted lower after inflation concerns re-emerged. Those worries were amplified when core consumer prices trended upward during the quarter, reaching levels not seen in more than two years. For the year overall, the Standard & Poor's 500SM Index was up 6.34%, the Dow Jones Industrial AverageSM rose 1.84% and the tech-heavy NASDAQ Composite® Index returned 0.65%.

The fund advanced 4.63% during the past year, compared to 4.71% for the Russell 2000® Index and 4.98% for the LipperSM Small-Cap Funds Average. Health care-related stocks were among the fund's best performers, including American Healthways, a provider of disease management programs for conditions such as diabetes; Cerner, a provider of health care information systems; and AMERIGROUP, a managed care company focused on serving people who receive benefits from public programs such as Medicaid. We have since sold AMERIGROUP. The fund's technology weighting rose significantly in the second half of the period. Our tech stocks had a negative return overall, but beat the Russell's stake in the sector by a two-to-one margin. Ingram Micro, the largest wholesale distributor of computer products in the world, was the best relative performer. Conversely, Electronics for Imaging, a provider of software and hardware to copier and printer vendors, did poorly, as did business consulting and systems integration firm BearingPoint. Underweighting interest-rate-sensitive areas such as financials and utilities also detracted.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,012.60	$ 5.19
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.64	$ 5.21

* Expenses are equal to the Fund's annualized expense ratio of 1.04%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Cerner Corp.	3.8	1.1
Foot Locker, Inc.	3.3	2.3
American Healthways, Inc.	2.5	2.7
Priority Healthcare Corp. Class B	2.5	2.1
The Pep Boys - Manny, Moe & Jack	2.1	1.5
Arrow Electronics, Inc.	1.9	1.1
Ingram Micro, Inc. Class A	1.8	3.3
Baldor Electric Co.	1.3	0.3
Owens-Illinois, Inc.	1.3	0.4
RONA, Inc.	1.1	0.8
	21.6
Top Five Market Sectors as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.3	15.9
Health Care	22.0	19.5
Industrials	20.0	22.0
Consumer Discretionary	18.0	17.2
Financials	6.2	5.6
Asset Allocation (% of fund's net assets)
As of April 30, 2005*		As of October 31, 2004* *
	Stocks 97.1%		Stocks 84.3%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 15.6%
* Foreign investments	15.4%	* * Foreign investments	13.1%

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.0%
Auto Components - 0.6%
Amerigon, Inc. (a)(e)	1,099,424	$ 4,508
LKQ Corp. (a)	50,158	1,010
Midas, Inc. (a)(e)	808,900	17,488
		23,006
Hotels, Restaurants & Leisure - 2.3%
Buffalo Wild Wings, Inc. (a)	200,000	6,084
Domino's Pizza UK & IRL PLC	2,705,830	14,205
Famous Dave's of America, Inc. (a)(e)	1,049,058	11,340
Friendly Ice Cream Corp. (a)	324,500	3,034
LA Fitness PLC	777,423	2,883
London Clubs International PLC (a)	908,183	2,213
Paddy Power PLC	800,000	14,088
Penn National Gaming, Inc. (a)	586,258	18,467
Sportingbet PLC (a)	3,384,400	18,582
		90,896
Household Durables - 0.7%
Fourlis Holdings SA (a)	321,840	2,733
Interface, Inc. Class A (a)	1,573,821	9,443
Lifetime Hoan Corp.	422,624	7,125
Tempur-Pedic International, Inc. (a)	500,100	9,547
		28,848
Internet & Catalog Retail - 0.5%
Blue Nile, Inc. (d)	499,500	12,572
Collegiate Pacific, Inc. (d)(e)	565,800	5,036
Sportsmans Guide, Inc. (a)	154,850	3,120
		20,728
Leisure Equipment & Products - 0.7%
Jumbo SA (a)	1,450,000	14,329
RC2 Corp. (a)	398,163	13,800
		28,129
Media - 1.9%
ADVO, Inc.	86,000	2,478
Harris Interactive, Inc. (a)	2,120,100	8,820
Independent News & Media PLC (Ireland)	5,956,316	18,965
Maiden Group PLC	1,000,000	4,354
Modern Times Group AB (MTG) (B Shares) (a)	605,000	18,739
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Salem Communications Corp. Class A (a)	905,841	$ 17,410
Trader Classified Media NV (A Shares)	491,450	6,387
		77,153
Multiline Retail - 0.2%
Gifi	143,646	7,150
Specialty Retail - 9.6%
Big 5 Sporting Goods Corp.	939,700	22,449
Carphone Warehouse Group PLC	5,000,000	14,208
Fielmann AG	230,000	15,798
Foot Locker, Inc.	4,931,500	131,474
Guitar Center, Inc. (a)	80,000	3,948
JD Group Ltd.	1,819,800	18,676
Jos. A. Bank Clothiers, Inc. (a)(d)	100,000	3,280
Kesa Electricals PLC	1,400,000	7,140
La Senza Corp. (sub. vtg.)	844,100	9,123
RONA, Inc. (a)	2,279,400	43,782
Select Comfort Corp. (a)	448,500	9,921
The Children's Place Retail Stores, Inc. (a)	452,000	16,819
The Men's Wearhouse, Inc. (a)	100,000	4,127
The Pep Boys - Manny, Moe & Jack (e)	5,799,830	82,242
		382,987
Textiles, Apparel & Luxury Goods - 1.5%
Ashworth, Inc. (a)	197,300	2,168
Bijou Brigitte Modische Accessoires AG	180,000	31,932
Hartmarx Corp. (a)	300,000	2,589
Oxford Industries, Inc.	199,100	7,291
Reebok International Ltd.	200,500	8,142
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	724,400	8,867
		60,989
TOTAL CONSUMER DISCRETIONARY		719,886
CONSUMER STAPLES - 1.0%
Food Products - 0.7%
Global Bio-Chem Technology Group Co. Ltd.	24,000,000	15,702
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	1,750,000	77
Richmond Foods PLC	1,020,745	12,634
		28,413
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 0.3%
NBTY, Inc. (a)	625,000	$ 13,325
TOTAL CONSUMER STAPLES		41,738
ENERGY - 1.8%
Energy Equipment & Services - 0.3%
Maverick Tube Corp. (a)	450,000	13,091
Oil & Gas - 1.5%
Forest Oil Corp. (a)	347,800	13,401
Gastar Exploration Ltd. (a)	170,900	587
Holly Corp.	550,800	18,876
Plains Exploration & Production Co. (a)	274,700	8,840
Range Resources Corp.	717,000	16,240
		57,944
TOTAL ENERGY		71,035
FINANCIALS - 6.2%
Capital Markets - 0.2%
TradeStation Group, Inc. (a)	1,094,622	7,060
Commercial Banks - 3.7%
Boston Private Financial Holdings, Inc.	457,063	10,211
Cathay General Bancorp	607,255	19,960
Center Financial Corp., California	438,823	8,750
East West Bancorp, Inc.	181,568	5,832
Finansbank AS	450,000	1,222
Hanmi Financial Corp.	780,616	11,436
Nara Bancorp, Inc.	766,723	10,305
PrivateBancorp, Inc.	301,116	9,410
Silicon Valley Bancshares (a)	670,000	31,758
Texas Capital Bancshares, Inc. (a)	1,097,698	19,616
UCBH Holdings, Inc.	633,094	9,959
Wintrust Financial Corp.	226,250	10,387
		148,846
Insurance - 1.7%
Endurance Specialty Holdings Ltd.	326,000	11,801
Hilb Rogal & Hobbs Co.	400,000	14,004
Montpelier Re Holdings Ltd.	244,000	8,098
Scottish Re Group Ltd.	95,200	2,235
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
United America Indemnity Ltd. Class A (a)	648,789	$ 11,691
USI Holdings Corp. (a)	1,674,069	18,984
		66,813
Real Estate - 0.2%
InnVest Real Estate Investment Trust	996,500	9,052
Thrifts & Mortgage Finance - 0.4%
Commercial Capital Bancorp, Inc.	477,956	7,547
W Holding Co., Inc.	1,140,648	9,228
		16,775
TOTAL FINANCIALS		248,546
HEALTH CARE - 21.9%
Biotechnology - 1.4%
Alkermes, Inc. (a)	654,400	7,362
ImmunoGen, Inc. (a)	1,376,400	6,951
Myriad Genetics, Inc. (a)(d)	1,406,100	22,723
ONYX Pharmaceuticals, Inc. (a)	162,600	5,023
Serologicals Corp. (a)	635,543	13,683
		55,742
Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (a)	652,000	5,490
Aspect Medical Systems, Inc. (a)	719,200	18,002
Axis Shield PLC (a)	211,125	1,068
BioLase Technology, Inc. (d)	1,013,000	6,666
Cholestech Corp. (a)(e)	1,346,100	13,838
CONMED Corp. (a)	14,600	434
Cytyc Corp. (a)	237,000	5,050
DJ Orthopedics, Inc. (a)	1,077,600	27,102
Nutraceutical International Corp. (a)(e)	656,100	8,201
Regeneration Technologies, Inc. (a)(e)	1,499,400	13,779
ResMed, Inc. (a)	541,550	33,630
Respironics, Inc. (a)	171,675	10,848
Synovis Life Technologies, Inc. (a)	343,800	2,998
		147,106
Health Care Providers & Services - 15.7%
Air Methods Corp. (a)(e)	929,251	6,663
Allscripts Healthcare Solutions, Inc. (a)(d)	675,000	8,836
America Service Group, Inc. (a)(e)	651,069	14,792
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
American Healthways, Inc. (a)(e)	2,701,400	$ 100,897
Carriage Services, Inc. Class A (a)	639,900	3,839
Cerner Corp. (a)(d)(e)	2,590,444	150,409
CML Healthcare Income Fund	1,325,000	13,373
Covance, Inc. (a)	537,100	24,513
DaVita, Inc. (a)	274,900	11,078
HealthTronics Surgical Services, Inc. (a)(e)	1,949,100	24,169
ICON PLC sponsored ADR (a)	365,900	12,161
Patientline PLC (a)(e)	7,850,000	13,459
Pediatrix Medical Group, Inc. (a)	342,700	23,334
Per-Se Technologies, Inc. (a)(e)	2,611,800	40,640
Pharmaceutical Product Development, Inc. (a)	686,900	31,172
Priority Healthcare Corp. Class B (a)(e)	4,362,574	99,379
PSS World Medical, Inc. (a)	70,000	781
Psychiatric Solutions, Inc. (a)	58,700	2,525
Renal Care Group, Inc. (a)	355,500	13,562
Rural/Metro Corp. (a)(d)	345,750	1,466
Service Corp. International (SCI)	1,264,000	8,899
Sunrise Senior Living, Inc. (a)(d)	240,100	12,303
WebMD Corp. (a)	999,600	9,496
		627,746
Pharmaceuticals - 1.1%
Atherogenics, Inc. (a)	363,400	3,903
Connetics Corp. (a)	1,159,600	25,198
Par Pharmaceutical Companies, Inc. (a)	200,000	6,006
Salix Pharmaceuticals Ltd. (a)	100,000	1,430
Valeant Pharmaceuticals International	300,000	6,225
		42,762
TOTAL HEALTH CARE		873,356
INDUSTRIALS - 20.0%
Aerospace & Defense - 2.0%
AAR Corp. (a)	1,045,300	15,397
BE Aerospace, Inc. (a)	2,668,411	32,395
CAE, Inc.	3,845,000	18,120
DRS Technologies, Inc. (a)	44,200	1,956
Ducommun, Inc. (a)	19,200	343
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Hexcel Corp. (a)	100,000	$ 1,640
SI International, Inc. (a)	381,100	8,590
		78,441
Air Freight & Logistics - 1.0%
Dynamex, Inc. (a)(e)	817,500	14,658
EGL, Inc. (a)	460,273	8,980
Hub Group, Inc. Class A (a)	195,443	10,749
Pacer International, Inc. (a)	360,355	7,470
		41,857
Airlines - 0.2%
Frontier Airlines, Inc. (a)	721,243	7,003
Building Products - 0.6%
Aaon, Inc. (a)	166,209	3,037
Quixote Corp. (e)	566,152	11,397
York International Corp.	273,900	10,718
		25,152
Commercial Services & Supplies - 3.4%
Asset Acceptance Capital Corp. (a)	309,900	6,337
Bowne & Co., Inc.	59,800	779
Bright Horizons Family Solutions, Inc. (a)	131,958	4,472
Consolidated Graphics, Inc. (a)	183,400	8,418
Datamonitor PLC (e)	5,570,595	17,707
EVCI Career Colleges, Inc. (a)(e)	1,195,800	6,983
G&K Services, Inc. Class A	477,468	18,325
Kforce, Inc. (a)	886,500	7,074
Laureate Education, Inc. (a)	175,000	7,774
Medialink Worldwide, Inc. (a)(d)(e)	602,200	2,210
PHS Group PLC	2,173,100	3,443
Providence Service Corp. (a)(e)	797,400	20,405
RemedyTemp, Inc. Class A (a)	289,877	2,826
Tele Atlas NV (a)	981,100	15,173
United Stationers, Inc. (a)	353,448	14,908
		136,834
Construction & Engineering - 2.4%
Bilfinger & Berger Bau AG	190,000	8,939
Comfort Systems USA, Inc. (a)(e)	2,637,600	18,832
EMCOR Group, Inc. (a)	228,300	10,200
Granite Construction, Inc.	759,200	17,143
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc. (a)(d)	1,699,100	$ 11,469
Perini Corp. (a)	743,800	10,309
URS Corp. (a)	566,100	17,408
		94,300
Electrical Equipment - 3.5%
A.O. Smith Corp. (e)	1,530,700	43,625
Acuity Brands, Inc.	774,200	18,511
Baldor Electric Co. (e)	2,155,800	53,679
Energy Conversion Devices, Inc. (a)(d)	135,100	3,045
SolarWorld AG	22,000	3,072
Solon AG Fuer Solartechnik (a)	260,800	10,134
XP Power PLC (e)	1,000,000	7,725
		139,791
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	175,100	12,576
Machinery - 5.1%
Albany International Corp. Class A	133,400	4,183
Astec Industries, Inc. (a)	309,600	7,214
Bucyrus International, Inc. Class A	95,060	3,702
Deutz AG (a)(d)	2,500,000	11,534
Flowserve Corp. (a)	212,000	5,885
Lincoln Electric Holdings, Inc.	100,000	3,055
Manitowoc Co., Inc.	1,049,500	41,980
Navistar International Corp. (a)	1,122,600	33,150
Railpower Technologies Corp. (a)	1,118,600	5,147
Railpower Technologies Corp. (a)(f)	166,000	764
Timken Co.	1,508,700	37,476
Wabash National Corp. (d)	787,600	20,084
Wabtec Corp.	1,211,100	24,222
Zenon Environmental, Inc. (a)	209,500	3,606
		202,002
Marine - 0.3%
Alexander & Baldwin, Inc.	245,211	9,987
Road & Rail - 0.2%
Landstar System, Inc. (a)	312,773	9,586
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc. Class A	1,174,300	$ 31,553
WESCO International, Inc. (a)	350,000	8,463
		40,016
TOTAL INDUSTRIALS		797,545
INFORMATION TECHNOLOGY - 24.3%
Communications Equipment - 0.8%
Alvarion Ltd. (a)	1,099,500	9,599
COM DEV International Ltd. (a)(e)	3,193,700	6,573
Oplink Communications, Inc. (a)	6,019,416	9,089
Sierra Wireless, Inc. (a)	1,137,000	7,536
		32,797
Computers & Peripherals - 1.3%
Avid Technology, Inc. (a)	150,000	7,427
Electronics for Imaging, Inc. (a)	418,449	6,871
Emulex Corp. (a)	791,700	12,295
iCAD, Inc. (a)	1,191,769	4,779
Mobility Electronics, Inc. (a)(e)	1,621,247	12,581
UNOVA, Inc. (a)	570,231	10,127
		54,080
Electronic Equipment & Instruments - 9.4%
Arrow Electronics, Inc. (a)	3,111,400	75,731
Avnet, Inc. (a)	750,300	14,173
AVX Corp. (d)	1,789,200	19,484
BEI Technologies, Inc.	399,000	9,177
Bell Microproducts, Inc. (a)(e)	1,982,354	15,859
FARO Technologies, Inc. (a)	399,700	10,732
Ingram Micro, Inc. Class A (a)	4,325,850	72,069
KEMET Corp. (a)(e)	5,311,672	33,198
Kingboard Chemical Holdings Ltd.	6,879,000	20,473
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	187,900	157
Nippon Chemi-con Corp.	1,300,000	7,390
PC Connection, Inc. (a)(e)	1,257,157	7,241
Premier Farnell PLC	5,000,000	14,280
SYNNEX Corp. (a)	1,042,800	15,736
Tech Data Corp. (a)	597,461	21,825
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
TTM Technologies, Inc. (a)(e)	2,305,164	$ 20,770
Xyratex Ltd.	923,300	15,345
		373,640
Internet Software & Services - 1.6%
Digital River, Inc. (a)(d)	543,435	14,455
Digitas, Inc. (a)	899,291	8,966
InfoSpace, Inc. (a)	100,000	3,099
j2 Global Communications, Inc. (a)(d)	229,100	8,183
ValueClick, Inc. (a)	800,000	8,288
Websense, Inc. (a)	375,365	19,913
		62,904
IT Services - 2.2%
BearingPoint, Inc. (a)(d)	4,097,600	25,364
Computer Horizons Corp. (a)(e)	3,027,142	9,112
Inforte Corp.	135,954	428
Intelligroup, Inc. (a)(e)	1,660,897	2,043
Lionbridge Technologies, Inc. (a)(e)	4,676,275	19,874
Ness Technologies, Inc.	1,231,032	13,172
The BISYS Group, Inc. (a)	600,000	8,472
Tyler Technologies, Inc. (a)	1,554,110	8,983
		87,448
Semiconductors & Semiconductor Equipment - 4.9%
AMIS Holdings, Inc. (a)	379,503	4,273
California Micro Devices Corp. (a)	958,500	4,035
Credence Systems Corp. (a)	1,236,295	7,776
Exar Corp. (a)	643,000	8,160
Fairchild Semiconductor International, Inc. (a)	1,814,700	24,408
FormFactor, Inc. (a)	852,723	19,476
Integrated Device Technology, Inc. (a)	1,450,000	15,515
Intersil Corp. Class A	1,550,100	27,065
Kontron AG (a)	1,000,000	8,058
O2Micro International Ltd. (a)	238,000	2,454
ON Semiconductor Corp. (a)	4,364,700	15,015
Silicon Laboratories, Inc. (a)	406,500	10,325
STATS ChipPAC Ltd. (sponsored) ADR (a)	1,999,870	12,119
Tessera Technologies, Inc. (a)	475,000	12,616
Trident Microsystems, Inc. (a)	584,064	9,947
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Varian Semiconductor Equipment Associates, Inc. (a)	163,800	$ 6,108
Vitesse Semiconductor Corp. (a)	4,000,200	8,320
		195,670
Software - 4.1%
Agile Software Corp. (a)	1,750,246	11,499
Ansoft Corp. (a)(e)	791,656	18,366
Bottomline Technologies, Inc. (a)(e)	1,501,818	20,109
DATATRAK International, Inc. (a)(e)	570,345	8,800
Fundtech Ltd. (a)(e)	1,323,700	13,237
Macrovision Corp. (a)	500,000	10,225
Moldflow Corp. (a)(e)	666,116	8,513
MSC.Software Corp. (a)(d)(e)	1,600,800	16,968
NAVTEQ Corp.	250,000	9,105
NDS Group PLC sponsored ADR (a)	39,900	1,248
Phase Forward, Inc. (e)	3,008,215	16,244
Plato Learning, Inc. (a)(e)	1,692,694	12,407
TIBCO Software, Inc. (a)	2,100,000	14,994
Visual Networks, Inc. (a)(e)	2,462,591	3,152
		164,867
TOTAL INFORMATION TECHNOLOGY		971,406
MATERIALS - 3.6%
Chemicals - 1.1%
Albemarle Corp.	448,300	16,412
K&S AG (d)	275,000	14,006
PolyOne Corp. (a)	1,540,300	11,891
Spartech Corp.	80,600	1,569
		43,878
Construction Materials - 0.4%
Eagle Materials, Inc.	17,100	1,287
Martin Marietta Materials, Inc.	121,000	6,654
U.S. Concrete, Inc. (a)	891,241	5,365
		13,306
Containers & Packaging - 2.1%
Myers Industries, Inc.	1,489,404	14,313
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - continued
Owens-Illinois, Inc. (a)	2,059,308	$ 50,494
Packaging Corp. of America	885,700	19,831
		84,638
TOTAL MATERIALS		141,822
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	627,900	10,819
TOTAL COMMON STOCKS (Cost $3,665,980)		3,876,153
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Lifelink Monitoring Corp. Series A (g)	1,421,380	0
Health Care Providers & Services - 0.1%
Lifemasters Supported Selfcare, Inc. Series F (g)	461,818	5,100
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (a)(g)	43,000	37
TOTAL PREFERRED STOCKS (Cost $11,348)		5,137
Money Market Funds - 6.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.84% (b)	120,678,335	$ 120,678
Fidelity Securities Lending Cash Central Fund, 2.86% (b)(c)	143,873,860	143,874
TOTAL MONEY MARKET FUNDS (Cost $264,552)		264,552
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $3,941,880)		4,145,842
NET OTHER ASSETS - (3.8)%		(151,895)
NET ASSETS - 100%		$ 3,993,947
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $764,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,137,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc. Series A	7/7/00	$ 237
Lifelink Monitoring Corp. Series A	11/28/00-11/14/02	$ 6,012
Lifemasters Supported Selfcare, Inc. Series F	6/24/02	$ 5,100
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.6%
United Kingdom	3.3%
Canada	2.9%
Germany	2.6%
Ireland	1.1%
Cayman Islands	1.0%
Others (individually less than 1%)	4.5%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.O. Smith Corp.	$ 11,984	$ 32,029	$ 2,395	$ 773	$ 43,625
Accredo Health, Inc.	120,020	27,997	100,066	-	-
Air Methods Corp.	1,948	5,994	441	-	6,663
America Service Group, Inc.	-	16,388	-	-	14,792
American Healthways, Inc.	76,850	13,322	31,992	-	100,897
Amerigon, Inc.	-	5,593	-	-	4,508
Ansoft Corp.	-	18,284	-	-	18,366
Baldor Electric Co.	8,059	53,473	5,349	624	53,679
BE Aerospace, Inc.	21,744	15,505	20,256	-	-
Bell Microproducts, Inc.	12,925	-	-	-	15,859
Bottomline Technologies, Inc.	12,351	1,526	-	-	20,109
Celadon Group, Inc.	6,510	434	9,269	-	-
Centene Corp.	49,272	-	62,156	-	-
Cenveo, Inc.	11,114	2,347	25,839	-	-
Cerner Corp.	14,493	111,760	-	-	150,409
Cholestech Corp.	3,030	9,559	-	-	13,838
Collegiate Pacific, Inc.	-	5,610	74	40	5,036
COM DEV International Ltd.	5,658	-	-	-	6,573
Comfort Systems USA, Inc.	-	20,002	-	-	18,832
Computer Horizons Corp.	-	11,723	-	-	9,112
Datamonitor PLC	-	12,902	-	346	17,707
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DATATRAK International, Inc.	$ 717	$ 5,989	$ -	$ -	$ 8,800
DigitalThink, Inc.	10,522	-	10,435	194	-
DJ Orthopedics, Inc.	11,506	20,042	8,444	-	-
Domino's Pizza UK & IRL PLC	9,829	55	-	265	-
Dynamex, Inc.	5,950	5,286	328	-	14,658
EVCI Career Colleges, Inc.	-	13,187	-	-	6,983
Famous Dave's of America, Inc.	9,506	-	1,983	-	11,340
Fundtech Ltd.	-	13,106	-	-	13,237
Hanger Orthopedic Group, Inc.	15,866	3,495	9,731	-	-
HealthTronics Surgical Services, Inc.	-	22,000	2,511	-	24,169
IMPAC Medical Systems, Inc.	17,193	15,240	26,762	-	-
Inforte Corp.	1,241	8,937	4,295	605	-
Ingram Micro, Inc. Class A	94,280	33,648	106,608	-	-
Intelligroup, Inc.	-	7,815	69	-	2,043
KEMET Corp.	-	44,912	-	-	33,198
LA Fitness PLC	805	8,290	6,114	36	-
Labor Ready, Inc.	35,784	4,441	56,441	-	-
Lionbridge Technologies, Inc.	-	25,465	-	-	19,874
Mariner Health Care, Inc.	13,514	14,770	39,729	-	-
Medialink Worldwide, Inc.	2,353	137	-	-	2,210
Midas, Inc.	23,948	1,894	9,974	-	17,488
Mobility Electronics, Inc.	-	13,600	-	-	12,581
Moldflow Corp.	-	8,942	-	-	8,513
MSC.Software Corp.	-	16,783	-	-	16,968
Myriad Genetics, Inc.	9,516	43,630	20,429	-	-
Nutraceutical International Corp.	6,210	6,460	1,328	-	8,201
Patientline PLC	-	18,146	-	-	13,459
PC Connection, Inc.	-	11,333	68	-	7,241
Pemstar, Inc.	10,031	-	7,963	-	-
Penn-America Group, Inc.	6,503	6,577	15,864	103	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Per-Se Technologies, Inc.	$ 6,542	$ 27,203	$ -	$ -	$ 40,640
Phase Forward, Inc.	-	20,918	-	-	16,244
Phoenix Technologies Ltd.	9,231	-	8,673	-	-
Plato Learning, Inc.	10,375	12,927	7,960	-	12,407
Priority Healthcare Corp. Class B	78,397	22,272	11,414	-	99,379
Providence Service Corp.	-	18,353	-	-	20,405
Quixote Corp.	2,739	9,174	809	73	11,397
Regeneration Technologies, Inc.	-	15,475	-	-	13,779
SCS Transportation, Inc.	13,723	10,745	20,968	-	-
The Pep Boys - Manny, Moe & Jack	36,060	85,140	12,297	1,061	82,242
TTM Technologies, Inc.	-	30,405	5,471	-	20,770
Tyler Technologies, Inc.	10,870	12,123	6,611	-	-
Ultimate Leisure Group PLC	-	11,215	11,847	228	-
Vastera, Inc.	10,196	-	5,121	-	-
Visual Networks, Inc.	1,325	7,920	-	-	3,152
Wabash National Corp.	43,250	9,351	33,297	58	-
XP Power PLC	-	9,713	-	152	7,725
Total	$ 863,940	$ 1,041,562	$ 711,381	$ 4,558	$ 1,049,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2005

Assets
Investment in securities, at value (including securities loaned of $141,242) (cost $3,941,880) - See accompanying schedule		$ 4,145,842
Cash		58
Foreign currency held at value (cost $ 1,739)		1,739
Receivable for investments sold		51,058
Receivable for fund shares sold		12,870
Dividends receivable		1,917
Interest receivable		328
Prepaid expenses		11
Other affiliated receivables		3
Other receivables		1,131
Total assets		4,214,957

Liabilities
Payable for investments purchased	$ 66,423
Payable for fund shares redeemed	6,782
Accrued management fee	2,675
Other affiliated payables	937
Other payables and accrued expenses	319
Collateral on securities loaned, at value	143,874
Total liabilities		221,010

Net Assets		$ 3,993,947
Net Assets consist of:
Paid in capital		$ 3,644,124
Undistributed net investment income		232
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		145,640
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		203,951
Net Assets, for 238,562 shares outstanding		$ 3,993,947
Net Asset Value, offering price and redemption price per share ($3,993,947 ÷ 238,562 shares)		$ 16.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2005

Investment Income
Dividends (including $4,558 received from affiliated issuers)		$ 22,873
Interest		5,877
Security lending		773
Total income		29,523

Expenses
Management fee Basic fee	$ 27,515
Performance adjustment	1,935
Transfer agent fees	9,211
Accounting and security lending fees	1,004
Independent trustees' compensation	20
Custodian fees and expenses	355
Registration fees	181
Audit	61
Legal	10
Miscellaneous	177
Total expenses before reductions	40,469
Expense reductions	(2,389)	38,080
Net investment income (loss)		(8,557)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $56,504 from affiliated issuers)	306,063
Foreign currency transactions	81
Total net realized gain (loss)		306,144
Change in net unrealized appreciation (depreciation) on: Investment securities	(155,916)
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		(155,919)
Net gain (loss)		150,225
Net increase (decrease) in net assets resulting from operations		$ 141,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,557)	$ (7,765)
Net realized gain (loss)	306,144	345,548
Change in net unrealized appreciation (depreciation)	(155,919)	347,574
Net increase (decrease) in net assets resulting from operations	141,668	685,357
Distributions to shareholders from net realized gain	(273,944)	(9,918)
Share transactions Proceeds from sales of shares	1,659,700	1,786,835
Reinvestment of distributions	265,060	9,514
Cost of shares redeemed	(1,118,813)	(566,317)
Net increase (decrease) in net assets resulting from share transactions	805,947	1,230,032
Redemption fees	1,190	1,079
Total increase (decrease) in net assets	674,861	1,906,550

Net Assets
Beginning of period	3,319,086	1,412,536
End of period (including undistributed net investment income of $232 and undistributed net investment income of $1,070, respectively)	$ 3,993,947	$ 3,319,086
Other Information Shares
Sold	95,502	107,739
Issued in reinvestment of distributions	15,391	580
Redeemed	(64,652)	(35,052)
Net increase (decrease)	46,241	73,267

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 17.26	$ 11.86	$ 15.11	$ 13.16	$ 13.74
Income from Investment Operations
Net investment income (loss) B	(.04)	(.05) C	.01	.03	.05
Net realized and unrealized gain (loss)	.84	5.51	(2.98)	1.91	.02
Total from investment operations	.80	5.46	(2.97)	1.94	.07
Distributions from net investment income	-	-	-	(.02)	(.04)
Distributions from net realized gain	(1.33)	(.07)	(.31)	-	(.49)
Distributions in excess of net realized gain	-	-	-	-	(.16)
Total distributions	(1.33)	(.07)	(.31)	(.02)	(.69)
Redemption fees added to paid in capital B	.01	.01	.03	.03	.04
Net asset value, end of period	$ 16.74	$ 17.26	$ 11.86	$ 15.11	$ 13.16
Total Return A	4.63%	46.15%	(19.78)%	14.98%	.78%
Ratios to Average Net Assets D
Expenses before expense reductions	1.07%	1.13%	1.20%	1.12%	1.10%
Expenses net of voluntary waivers, if any	1.07%	1.13%	1.20%	1.12%	1.10%
Expenses net of all reductions	1.00%	1.08%	1.10%	1.07%	1.05%
Net investment income (loss)	(.23)%	(.34)%	.05%	.24%	.36%
Supplemental Data
Net assets, end of period (in millions)	$ 3,994	$ 3,319	$ 1,413	$ 1,754	$ 1,163
Portfolio turnover rate	99%	96%	116%	132%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.01 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 517,918
Unrealized depreciation	(329,257)
Net unrealized appreciation (depreciation)	188,661
Undistributed long-term capital gain	143,545

Cost for federal income tax purposes	$ 3,957,181

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2005	April 30, 2004
Ordinary Income	$ 106,993	$ -
Long-term Capital Gains	166,951	9,918
Total	$ 273,944	$ 9,918

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,114,152 and $3,489,666, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting rec-ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,757 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $529 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,347 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $11 and $31, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Stock (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001- present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-mary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Small Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Paul Antico (36)
Year of Election or Appointment: 1999 Vice President of Small Cap Stock. Mr. Antico also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Small Cap Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Small Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Small Cap Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Small Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Stock Fund voted to pay on June 6, 2005, to shareholders of record at the opening of business on June 3, 2005, a distribution of $.62 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended April 30, 2005, $268,097,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended April 30, 2004, $51,841,000, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 3% and 38% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 16% and 71% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	12,221,814,216.15	73.238
Against	3,155,449,238.56	18.908
Abstain	587,539,807.37	3.521
Broker Non-Votes	723,047,068.58	4.333
TOTAL	16,687,850,330.66	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	15,841,707,644.41	94.930
Withheld	846,142,686.25	5.070
TOTAL	16,687,850,330.66	100.000
Ralph F. Cox
Affirmative	15,797,852,227.84	94.667
Withheld	889,998,102.82	5.333
TOTAL	16,687,850,330.66	100.000
Laura B. Cronin
Affirmative	15,839,639,342.73	94.917
Withheld	848,210,987.93	5.083
TOTAL	16,687,850,330.66	100.000
Dennis J. Dirks B
Affirmative	15,848,904,973.82	94.973
Withheld	838,945,356.84	5.027
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	15,823,470,035.51	94.820
Withheld	864,380,295.15	5.180
TOTAL	16,687,850,330.66	100.000
George H. Heilmeier
Affirmative	15,839,665,226.61	94.917
Withheld	848,185,104.05	5.083
TOTAL	16,687,850,330.66	100.000
Abigail P. Johnson
Affirmative	15,781,077,913.19	94.566
Withheld	906,772,417.47	5.434
TOTAL	16,687,850,330.66	100.000
Edward C. Johnson 3d
Affirmative	15,754,759,829.98	94.409
Withheld	933,090,500.68	5.591
TOTAL	16,687,850,330.66	100.000
Donald J. Kirk
Affirmative	15,813,230,768.50	94.759
Withheld	874,619,562.16	5.241
TOTAL	16,687,850,330.66	100.000
Marie L. Knowles
Affirmative	15,851,883,968.67	94.991
Withheld	835,966,361.99	5.009
TOTAL	16,687,850,330.66	100.000
Ned C. Lautenbach
Affirmative	15,854,530,564.20	95.006
Withheld	833,319,766.46	4.994
TOTAL	16,687,850,330.66	100.000
Marvin L. Mann
Affirmative	15,816,737,319.52	94.780
Withheld	871,113,011.14	5.220
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	15,823,167,179.17	94.818
Withheld	864,683,151.49	5.182
TOTAL	16,687,850,330.66	100.000
Robert L. Reynolds
Affirmative	15,845,001,714.22	94.949
Withheld	842,848,616.44	5.051
TOTAL	16,687,850,330.66	100.000
Cornelia M. Small B
Affirmative	15,840,247,943.36	94.921
Withheld	847,602,387.30	5.079
TOTAL	16,687,850,330.66	100.000
William S. Stavropoulos
Affirmative	15,830,742,293.62	94.864
Withheld	857,108,037.04	5.136
TOTAL	16,687,850,330.66	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SLCX-UANN-0605
1.784727.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

500 Index

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>	Board approval of an amendment to the fund's management contract.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Past 5 years	Past 10 years
Spartan® 500 Index Fund	6.25%	-3.05%	10.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund on April 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees Spartan® 500 Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC

U.S. equity markets overcame significant adversity to record positive returns for the year ending April 30, 2005. Among the topics that dominated financial headlines were the economic recovery, inflation fears, seven hikes in short-term interest rates, a presidential election and record-high commodity prices. Oil was at center stage for much of the period, as investors worried that rising energy prices would hinder economic growth. However, stocks rallied when oil prices retreated at the close of 2004, providing bellwether indexes with enough momentum to finish the year with a gain. Unfortunately, the markets slipped during the first quarter of 2005 when oil prices reached new heights. Stocks also drifted lower after inflation concerns re-emerged. Those worries were amplified when core consumer prices trended upward during the quarter, reaching levels not seen in more than two years. For the year overall, the Standard & Poor's 500SM Index was up 6.34%, the Dow Jones Industrial AverageSM rose 1.84% and the tech-heavy NASDAQ Composite® Index returned 0.65%.

For the 12 months ending April 30, 2005, the fund gained 6.25%, in line with the S&P 500®. The LipperSM S&P 500 Index Objective Funds Average gained 5.76% during the same time frame. Sharply rising oil prices provided a tremendous boost to the market-leading energy sector and helped energy companies such as ChevronTexaco, ConocoPhillips and Exxon Mobil. Apple Computer was a bright spot in the lagging technology sector, benefiting from meteoric sales of its iPod digital music player. Elsewhere, food and tobacco giant Altria, formerly Philip Morris, gained as consensus emerged that the company's smoking-related litigation risk was declining. Large-cap drug makers Pfizer, Eli Lilly and Merck were among the worst performers. Many pharmaceutical companies, including these three, have faced costly litigation challenges. The industry's troubles were compounded by safety concerns about Merck's pain-management drug, Vioxx, and Pfizer's competing offerings, Celebrex and Bextra. Shares of insurance giant American International Group (AIG) tumbled in October 2004 after two of its executives admitted fraud in a price-fixing and collusion investigation. AIG's shares subsequently recovered, only to fall even further during the period's final three months in the face of further regulatory concerns, the resignation of the company's longtime CEO and questions about the company's accounting.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,032.60	$ .50
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,024.30	$ .50

* Expenses are equal to the Fund's annualized expense ratio of .10%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.6	3.3
Exxon Mobil Corp.	3.4	3.0
Microsoft Corp.	2.4	2.8
Citigroup, Inc.	2.3	2.1
Johnson & Johnson	1.9	1.6
Pfizer, Inc.	1.9	2.0
Bank of America Corp.	1.7	1.7
Wal-Mart Stores, Inc.	1.5	2.1
Intel Corp.	1.4	1.3
Procter & Gamble Co.	1.3	1.2
	21.4
Market Sectors as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	20.3
Information Technology	14.6	16.1
Health Care	13.5	12.5
Industrials	11.6	11.4
Consumer Discretionary	10.8	11.2
Consumer Staples	10.3	10.4
Energy	8.3	7.2
Utilities	3.3	3.0
Telecommunication Services	3.1	3.2
Materials	3.0	3.0
Asset Allocation (% of fund's net assets)

To match the Standard & Poor's 500SM Index, Spartan® 500 Index seeks 100% investment exposure to stocks at all times.

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	78,359	$ 1,367
Dana Corp.	167,683	1,915
Delphi Corp.	626,680	2,068
Goodyear Tire & Rubber Co. (a)(d)	196,292	2,330
Johnson Controls, Inc.	213,483	11,714
Visteon Corp.	144,652	506
		19,900
Automobiles - 0.4%
Ford Motor Co.	2,044,552	18,626
General Motors Corp. (d)	630,737	16,828
Harley-Davidson, Inc. (d)	326,043	15,331
		50,785
Distributors - 0.1%
Genuine Parts Co.	195,105	8,370
Hotels, Restaurants & Leisure - 1.4%
Carnival Corp. unit	588,328	28,757
Darden Restaurants, Inc.	164,988	4,950
Harrah's Entertainment, Inc. (d)	127,112	8,341
Hilton Hotels Corp.	429,607	9,378
International Game Technology	385,307	10,361
Marriott International, Inc. Class A	224,382	14,080
McDonald's Corp.	1,420,563	41,637
Starbucks Corp. (a)	446,268	22,099
Starwood Hotels & Resorts Worldwide, Inc. unit	237,261	12,893
Wendy's International, Inc.	127,278	5,464
Yum! Brands, Inc.	325,382	15,280
		173,240
Household Durables - 0.6%
Black & Decker Corp.	89,584	7,492
Centex Corp. (d)	141,322	8,157
Fortune Brands, Inc.	161,793	13,684
KB Home	93,028	5,303
Leggett & Platt, Inc.	213,114	5,746
Maytag Corp. (d)	88,783	860
Newell Rubbermaid, Inc.	306,867	6,668
Pulte Homes, Inc.	132,312	9,454
Snap-On, Inc. (d)	64,696	2,146
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
The Stanley Works	83,956	$ 3,613
Whirlpool Corp.	74,658	4,633
		67,756
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	1,351,561	42,885
Leisure Equipment & Products - 0.2%
Brunswick Corp.	108,197	4,544
Eastman Kodak Co. (d)	320,132	8,003
Hasbro, Inc.	186,389	3,526
Mattel, Inc.	465,310	8,399
		24,472
Media - 3.8%
Clear Channel Communications, Inc.	588,573	18,799
Comcast Corp. Class A (a)	2,470,201	79,318
Dow Jones & Co., Inc.	78,830	2,636
Gannett Co., Inc.	280,479	21,597
Interpublic Group of Companies, Inc. (a)	472,238	6,073
Knight-Ridder, Inc.	84,310	5,455
McGraw-Hill Companies, Inc.	212,676	18,520
Meredith Corp.	50,788	2,387
News Corp. Class A	3,219,499	49,194
Omnicom Group, Inc.	208,070	17,249
The New York Times Co. Class A	162,786	5,431
Time Warner, Inc. (a)	5,132,188	86,272
Tribune Co.	333,078	12,857
Univision Communications, Inc. Class A (a)	325,937	8,569
Viacom, Inc. Class B (non-vtg.)	1,903,994	65,916
Walt Disney Co.	2,286,292	60,358
		460,631
Multiline Retail - 1.1%
Big Lots, Inc. (a)	126,035	1,283
Dillard's, Inc. Class A	78,872	1,835
Dollar General Corp.	336,633	6,850
Family Dollar Stores, Inc.	187,278	5,053
Federated Department Stores, Inc.	188,950	10,865
JCPenney Co., Inc.	301,933	14,315
Kohl's Corp. (a)	363,971	17,325
Nordstrom, Inc.	140,781	7,156
Sears Holdings Corp. (a)	107,222	14,501
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Target Corp.	999,915	$ 46,406
The May Department Stores Co.	326,059	11,438
		137,027
Specialty Retail - 2.2%
AutoNation, Inc. (a)	252,174	4,607
AutoZone, Inc. (a)	75,575	6,273
Bed Bath & Beyond, Inc. (a)	337,918	12,574
Best Buy Co., Inc.	333,387	16,783
Circuit City Stores, Inc.	213,596	3,375
Gap, Inc.	885,213	18,899
Home Depot, Inc.	2,452,206	86,735
Limited Brands, Inc.	426,622	9,253
Lowe's Companies, Inc.	862,936	44,968
Office Depot, Inc. (a)	349,276	6,839
OfficeMax, Inc.	104,360	3,390
RadioShack Corp.	176,962	4,419
Sherwin-Williams Co.	141,338	6,299
Staples, Inc.	829,576	15,820
Tiffany & Co., Inc.	162,479	4,899
TJX Companies, Inc.	538,104	12,188
Toys 'R' Us, Inc. (a)	240,153	6,088
		263,409
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	427,008	11,444
Jones Apparel Group, Inc. (d)	136,699	4,162
Liz Claiborne, Inc.	121,216	4,295
NIKE, Inc. Class B	256,543	19,705
Reebok International Ltd.	62,563	2,541
VF Corp.	111,657	6,319
		48,466
TOTAL CONSUMER DISCRETIONARY		1,296,941
CONSUMER STAPLES - 10.3%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	867,624	40,666
Brown-Forman Corp. Class B (non-vtg.)	100,653	5,586
Coca-Cola Enterprises, Inc.	393,879	7,996
Molson Coors Brewing Co. Class B (d)	89,765	5,543
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
Pepsi Bottling Group, Inc.	220,794	$ 6,330
PepsiCo, Inc.	1,874,002	104,269
The Coca-Cola Co.	2,529,849	109,897
		280,287
Food & Staples Retailing - 2.8%
Albertsons, Inc. (d)	411,006	8,134
Costco Wholesale Corp.	527,479	21,405
CVS Corp.	446,750	23,043
Kroger Co. (a)	817,614	12,894
Safeway, Inc. (a)	499,720	10,639
SUPERVALU, Inc.	150,871	4,761
Sysco Corp.	711,229	24,609
Wal-Mart Stores, Inc.	3,783,235	178,342
Walgreen Co.	1,140,568	49,113
		332,940
Food Products - 1.2%
Archer-Daniels-Midland Co.	695,874	12,519
Campbell Soup Co.	363,615	10,814
ConAgra Foods, Inc.	575,655	15,399
General Mills, Inc.	407,681	20,139
H.J. Heinz Co.	390,910	14,405
Hershey Co.	244,304	15,611
Kellogg Co.	391,929	17,617
McCormick & Co., Inc. (non-vtg.)	151,632	5,245
Sara Lee Corp.	881,438	18,854
Wm. Wrigley Jr. Co.	218,412	15,099
		145,702
Household Products - 1.9%
Clorox Co.	171,285	10,842
Colgate-Palmolive Co.	586,839	29,219
Kimberly-Clark Corp.	537,431	33,563
Procter & Gamble Co.	2,816,951	152,538
		226,162
Personal Products - 0.7%
Alberto-Culver Co.	94,677	4,213
Avon Products, Inc.	526,576	21,105
Gillette Co.	1,107,006	57,166
		82,484
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.4%
Altria Group, Inc.	2,310,005	$ 150,127
Reynolds American, Inc.	130,033	10,139
UST, Inc.	184,604	8,455
		168,721
TOTAL CONSUMER STAPLES		1,236,296
ENERGY - 8.3%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	377,649	16,662
BJ Services Co.	181,416	8,844
Halliburton Co.	563,322	23,429
Nabors Industries Ltd. (a)	158,124	8,518
National Oilwell Varco, Inc. (a)	187,375	7,446
Noble Corp.	151,389	7,706
Rowan Companies, Inc.	119,749	3,177
Schlumberger Ltd. (NY Shares)	658,392	45,041
Transocean, Inc. (a)	358,645	16,630
		137,453
Oil & Gas - 7.2%
Amerada Hess Corp.	95,184	8,914
Anadarko Petroleum Corp.	264,472	19,317
Apache Corp.	364,568	20,522
Ashland, Inc.	74,057	4,980
Burlington Resources, Inc.	432,058	21,002
ChevronTexaco Corp.	2,350,012	122,201
ConocoPhillips	777,006	81,469
Devon Energy Corp.	535,365	24,182
El Paso Corp.	718,250	7,175
EOG Resources, Inc.	266,869	12,690
Exxon Mobil Corp.	7,130,481	406,651
Kerr-McGee Corp.	182,271	14,144
Kinder Morgan, Inc.	122,645	9,377
Marathon Oil Corp.	387,507	18,046
Occidental Petroleum Corp.	443,584	30,607
Sunoco, Inc.	77,458	7,688
Unocal Corp.	302,146	16,482
Valero Energy Corp.	286,594	19,640
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Williams Companies, Inc.	636,749	$ 10,837
XTO Energy, Inc.	387,927	11,704
		867,628
TOTAL ENERGY		1,005,081
FINANCIALS - 19.9%
Capital Markets - 2.7%
Bank of New York Co., Inc.	869,265	24,287
Bear Stearns Companies, Inc.	126,515	11,976
Charles Schwab Corp.	1,281,943	13,268
E*TRADE Financial Corp. (a)	413,891	4,598
Federated Investors, Inc. Class B (non-vtg.)	106,243	3,023
Franklin Resources, Inc.	220,882	15,170
Goldman Sachs Group, Inc.	500,014	53,396
Janus Capital Group, Inc.	263,861	3,428
Lehman Brothers Holdings, Inc.	308,241	28,272
Mellon Financial Corp.	473,217	13,103
Merrill Lynch & Co., Inc.	1,039,439	56,057
Morgan Stanley	1,242,577	65,384
Northern Trust Corp.	227,124	10,227
State Street Corp.	372,453	17,219
T. Rowe Price Group, Inc.	138,212	7,625
		327,033
Commercial Banks - 5.9%
AmSouth Bancorp.	396,541	10,437
Bank of America Corp.	4,526,667	203,881
BB&T Corp.	612,457	24,014
Comerica, Inc.	190,058	10,883
Compass Bancshares, Inc.	137,984	5,936
Fifth Third Bancorp	580,777	25,264
First Horizon National Corp.	137,496	5,710
Huntington Bancshares, Inc.	258,913	6,087
KeyCorp	453,737	15,046
M&T Bank Corp.	109,820	11,361
Marshall & Ilsley Corp.	232,039	9,894
National City Corp.	663,570	22,535
North Fork Bancorp, Inc., New York	525,567	14,795
PNC Financial Services Group, Inc.	315,620	16,800
Regions Financial Corp. New	518,806	17,375
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
SunTrust Banks, Inc.	378,761	$ 27,585
Synovus Financial Corp.	347,128	9,730
U.S. Bancorp, Delaware	2,069,643	57,743
Wachovia Corp.	1,770,529	90,616
Wells Fargo & Co.	1,893,651	113,505
Zions Bancorp	100,340	7,027
		706,224
Consumer Finance - 1.2%
American Express Co.	1,310,014	69,038
Capital One Financial Corp.	276,027	19,568
MBNA Corp.	1,426,771	28,179
Providian Financial Corp. (a)	327,317	5,456
SLM Corp.	479,987	22,867
		145,108
Diversified Financial Services - 3.7%
CIT Group, Inc.	235,456	9,484
Citigroup, Inc.	5,835,118	274,017
J.P. Morgan Chase & Co.	3,968,391	140,838
Moody's Corp.	153,179	12,582
Principal Financial Group, Inc.	334,484	13,072
		449,993
Insurance - 4.1%
ACE Ltd.	317,362	13,634
AFLAC, Inc.	560,418	22,781
Allstate Corp.	758,465	42,595
AMBAC Financial Group, Inc.	121,349	8,112
American International Group, Inc.	2,908,505	147,897
Aon Corp.	353,383	7,368
Cincinnati Financial Corp.	186,299	7,497
Hartford Financial Services Group, Inc.	330,219	23,898
Jefferson-Pilot Corp.	152,453	7,655
Lincoln National Corp.	194,690	8,755
Loews Corp.	178,263	12,635
Marsh & McLennan Companies, Inc.	590,643	16,556
MBIA, Inc.	157,147	8,231
MetLife, Inc.	818,451	31,838
Progressive Corp.	223,565	20,405
Prudential Financial, Inc.	585,147	33,441
SAFECO Corp.	142,015	7,480
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
St. Paul Travelers Companies, Inc.	747,583	$ 26,763
The Chubb Corp.	213,912	17,494
Torchmark Corp.	120,722	6,450
UnumProvident Corp.	332,285	5,556
XL Capital Ltd. Class A	155,255	10,914
		487,955
Real Estate - 0.6%
Apartment Investment & Management Co. Class A	106,814	4,072
Archstone-Smith Trust	223,101	8,025
Equity Office Properties Trust	450,296	14,171
Equity Residential (SBI)	315,763	10,846
Plum Creek Timber Co., Inc.	205,255	7,090
ProLogis	205,360	8,130
Simon Property Group, Inc.	246,976	16,318
		68,652
Thrifts & Mortgage Finance - 1.7%
Countrywide Financial Corp.	648,148	23,456
Fannie Mae	1,080,851	58,312
Freddie Mac	768,284	47,265
Golden West Financial Corp., Delaware	315,338	19,655
MGIC Investment Corp.	108,072	6,376
Sovereign Bancorp, Inc.	418,521	8,609
Washington Mutual, Inc.	975,151	40,293
		203,966
TOTAL FINANCIALS		2,388,931
HEALTH CARE - 13.5%
Biotechnology - 1.2%
Amgen, Inc. (a)	1,398,900	81,430
Applera Corp. - Applied Biosystems Group	219,241	4,648
Biogen Idec, Inc. (a)	372,475	13,498
Chiron Corp. (a)	164,835	5,629
Genzyme Corp. - General Division (a)	276,790	16,223
Gilead Sciences, Inc. (a)	483,434	17,935
MedImmune, Inc. (a)	277,753	7,047
		146,410
Health Care Equipment & Supplies - 2.3%
Bausch & Lomb, Inc.	59,906	4,493
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Baxter International, Inc.	692,019	$ 25,674
Becton, Dickinson & Co.	282,428	16,528
Biomet, Inc.	282,164	10,917
Boston Scientific Corp. (a)	848,719	25,105
C.R. Bard, Inc.	116,955	8,324
Fisher Scientific International, Inc. (a)	130,974	7,777
Guidant Corp.	360,244	26,687
Hospira, Inc. (a)	174,310	5,848
Medtronic, Inc.	1,350,663	71,180
Millipore Corp. (a)	55,533	2,678
PerkinElmer, Inc.	144,656	2,676
St. Jude Medical, Inc. (a)	403,015	15,730
Stryker Corp.	418,424	20,314
Thermo Electron Corp. (a)	178,615	4,462
Waters Corp. (a)	134,940	5,348
Zimmer Holdings, Inc. (a)	275,478	22,429
		276,170
Health Care Providers & Services - 2.6%
Aetna, Inc.	328,716	24,118
AmerisourceBergen Corp.	117,705	7,213
Cardinal Health, Inc.	484,205	26,907
Caremark Rx, Inc. (a)	510,315	20,438
CIGNA Corp.	146,905	13,512
Express Scripts, Inc. (a)	84,960	7,616
HCA, Inc.	459,697	25,669
Health Management Associates, Inc. Class A	272,477	6,738
Humana, Inc. (a)	179,582	6,223
IMS Health, Inc.	259,020	6,211
Laboratory Corp. of America Holdings (a)	150,805	7,465
Manor Care, Inc.	96,243	3,210
McKesson Corp.	329,647	12,197
Medco Health Solutions, Inc. (a)	307,485	15,673
Quest Diagnostics, Inc.	101,932	10,784
Tenet Healthcare Corp. (a)	522,972	6,260
UnitedHealth Group, Inc.	716,335	67,701
WellPoint, Inc. (a)	340,576	43,509
		311,444
Pharmaceuticals - 7.4%
Abbott Laboratories	1,740,857	85,581
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Allergan, Inc.	146,962	$ 10,345
Bristol-Myers Squibb Co.	2,182,118	56,735
Eli Lilly & Co.	1,264,901	73,959
Forest Laboratories, Inc. (a)	392,386	14,000
Johnson & Johnson	3,320,670	227,898
King Pharmaceuticals, Inc. (a)	269,748	2,158
Merck & Co., Inc.	2,465,715	83,588
Mylan Laboratories, Inc.	300,661	4,961
Pfizer, Inc.	8,331,247	226,360
Schering-Plough Corp.	1,647,091	34,375
Watson Pharmaceuticals, Inc. (a)	122,280	3,668
Wyeth	1,491,961	67,049
		890,677
TOTAL HEALTH CARE		1,624,701
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.2%
General Dynamics Corp.	223,484	23,477
Goodrich Corp.	134,083	5,404
Honeywell International, Inc.	950,051	33,974
L-3 Communications Holdings, Inc.	128,595	9,126
Lockheed Martin Corp.	448,283	27,323
Northrop Grumman Corp.	402,306	22,062
Raytheon Co.	505,969	19,029
Rockwell Collins, Inc.	199,201	9,139
The Boeing Co.	929,563	55,328
United Technologies Corp.	571,940	58,178
		263,040
Air Freight & Logistics - 1.0%
FedEx Corp.	336,480	28,584
Ryder System, Inc.	71,571	2,643
United Parcel Service, Inc. Class B	1,249,828	89,125
		120,352
Airlines - 0.1%
Delta Air Lines, Inc. (a)(d)	156,147	514
Southwest Airlines Co.	822,718	12,242
		12,756
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.2%
American Standard Companies, Inc.	201,207	$ 8,996
Masco Corp.	500,278	15,754
		24,750
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)(d)	303,029	2,421
Apollo Group, Inc. Class A (a)	185,053	13,346
Avery Dennison Corp.	113,479	5,941
Cendant Corp.	1,178,304	23,460
Cintas Corp.	166,834	6,438
Equifax, Inc.	150,851	5,076
H&R Block, Inc.	184,540	9,192
Monster Worldwide, Inc. (a)	134,791	3,102
Pitney Bowes, Inc.	257,775	11,528
R.R. Donnelley & Sons Co.	240,531	7,916
Robert Half International, Inc.	179,762	4,462
Waste Management, Inc.	634,811	18,086
		110,968
Construction & Engineering - 0.0%
Fluor Corp. (d)	95,540	4,926
Electrical Equipment - 0.4%
American Power Conversion Corp.	200,770	4,871
Cooper Industries Ltd. Class A	103,473	6,587
Emerson Electric Co.	468,256	29,346
Rockwell Automation, Inc.	195,382	9,033
		49,837
Industrial Conglomerates - 4.8%
3M Co.	862,559	65,960
General Electric Co.	11,836,036	428,460
Textron, Inc.	150,929	11,373
Tyco International Ltd.	2,248,135	70,389
		576,182
Machinery - 1.4%
Caterpillar, Inc.	382,955	33,719
Cummins, Inc.	47,779	3,249
Danaher Corp.	307,300	15,559
Deere & Co.	275,686	17,241
Dover Corp.	227,468	8,271
Eaton Corp.	170,742	10,014
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Illinois Tool Works, Inc.	306,781	$ 25,714
Ingersoll-Rand Co. Ltd. Class A	193,541	14,877
ITT Industries, Inc.	103,049	9,322
Navistar International Corp. (a)	73,441	2,169
PACCAR, Inc.	193,962	13,170
Pall Corp.	138,469	3,715
Parker Hannifin Corp.	134,195	8,044
		165,064
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	422,516	20,386
CSX Corp.	240,781	9,663
Norfolk Southern Corp.	446,986	14,035
Union Pacific Corp.	291,455	18,633
		62,717
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	93,145	5,150
TOTAL INDUSTRIALS		1,395,742
INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 2.4%
ADC Telecommunications, Inc. (a)	905,382	2,055
Andrew Corp. (a)	179,785	2,206
Avaya, Inc. (a)	536,028	4,653
CIENA Corp. (a)	639,021	1,470
Cisco Systems, Inc. (a)	7,218,247	124,731
Comverse Technology, Inc. (a)	220,718	5,030
Corning, Inc. (a)	1,574,233	21,646
JDS Uniphase Corp. (a)	1,613,269	2,388
Lucent Technologies, Inc. (a)	4,948,009	12,024
Motorola, Inc.	2,737,914	42,000
QUALCOMM, Inc.	1,837,838	64,122
Scientific-Atlanta, Inc.	169,806	5,193
Tellabs, Inc. (a)	515,903	4,003
		291,521
Computers & Peripherals - 3.5%
Apple Computer, Inc. (a)	912,530	32,906
Dell, Inc. (a)	2,745,951	95,641
EMC Corp. (a)	2,686,222	35,243
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Gateway, Inc. (a)	333,826	$ 1,138
Hewlett-Packard Co.	3,233,443	66,189
International Business Machines Corp.	1,823,145	139,252
Lexmark International, Inc. Class A (a)	141,401	9,820
NCR Corp. (a)	207,949	6,862
Network Appliance, Inc. (a)	408,869	10,888
QLogic Corp. (a)(d)	102,563	3,409
Sun Microsystems, Inc. (a)	3,772,032	13,692
		415,040
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	482,662	10,015
Jabil Circuit, Inc. (a)	204,951	5,657
Molex, Inc.	187,258	4,758
Sanmina-SCI Corp. (a)	584,498	2,344
Solectron Corp. (a)	1,084,378	3,578
Symbol Technologies, Inc.	270,961	3,623
Tektronix, Inc.	99,804	2,162
		32,137
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	1,456,105	50,250
IT Services - 1.1%
Affiliated Computer Services, Inc. Class A (a)	141,450	6,743
Automatic Data Processing, Inc.	651,140	28,286
Computer Sciences Corp. (a)	213,400	9,279
Convergys Corp. (a)	158,697	2,057
Electronic Data Systems Corp.	578,051	11,185
First Data Corp.	895,463	34,054
Fiserv, Inc. (a)	215,816	9,129
Paychex, Inc.	397,137	12,152
Sabre Holdings Corp. Class A	146,874	2,873
SunGard Data Systems, Inc. (a)	322,580	10,774
Unisys Corp. (a)	376,659	2,445
		128,977
Office Electronics - 0.1%
Xerox Corp. (a)	1,069,091	14,165
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. (a)	439,919	6,260
Altera Corp. (a)	415,743	8,618
Analog Devices, Inc.	415,982	14,189
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Materials, Inc. (d)	1,862,445	$ 27,695
Applied Micro Circuits Corp. (a)	344,031	919
Broadcom Corp. Class A (a)(d)	324,788	9,714
Freescale Semiconductor, Inc. Class B (a)	448,415	8,457
Intel Corp.	6,953,644	163,550
KLA-Tencor Corp.	219,483	8,564
Linear Technology Corp.	342,907	12,255
LSI Logic Corp. (a)	429,850	2,304
Maxim Integrated Products, Inc.	364,840	13,645
Micron Technology, Inc. (a)(d)	685,457	6,656
National Semiconductor Corp.	396,768	7,570
Novellus Systems, Inc. (a)	156,102	3,657
NVIDIA Corp. (a)	185,609	4,072
PMC-Sierra, Inc. (a)	200,759	1,618
Teradyne, Inc. (a)	216,843	2,390
Texas Instruments, Inc.	1,922,176	47,978
Xilinx, Inc.	389,185	10,485
		360,596
Software - 3.8%
Adobe Systems, Inc.	271,727	16,160
Autodesk, Inc.	256,281	8,157
BMC Software, Inc. (a)	247,381	4,008
Citrix Systems, Inc. (a)	189,264	4,258
Computer Associates International, Inc.	594,328	15,987
Compuware Corp. (a)	432,533	2,574
Electronic Arts, Inc. (a)	343,870	18,359
Intuit, Inc. (a)	207,054	8,344
Mercury Interactive Corp. (a)(d)	94,273	3,896
Microsoft Corp.	11,299,372	285,874
Novell, Inc. (a)	423,192	2,501
Oracle Corp. (a)	5,017,729	58,005
Parametric Technology Corp. (a)	302,053	1,607
Siebel Systems, Inc. (a)	574,873	5,174
Symantec Corp. (a)	792,335	14,880
VERITAS Software Corp. (a)	471,389	9,706
		459,490
TOTAL INFORMATION TECHNOLOGY		1,752,176
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.0%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	254,158	$ 14,927
Dow Chemical Co.	1,064,846	48,908
E.I. du Pont de Nemours & Co.	1,113,344	52,450
Eastman Chemical Co.	87,023	4,699
Ecolab, Inc.	246,577	8,066
Engelhard Corp.	136,442	4,179
Great Lakes Chemical Corp.	57,438	1,783
Hercules, Inc. (a)	125,032	1,654
International Flavors & Fragrances, Inc.	98,922	3,749
Monsanto Co.	297,346	17,430
PPG Industries, Inc.	193,414	13,065
Praxair, Inc.	360,411	16,878
Rohm & Haas Co.	217,116	9,479
Sigma Aldrich Corp.	76,879	4,492
		201,759
Construction Materials - 0.0%
Vulcan Materials Co.	114,930	6,096
Containers & Packaging - 0.2%
Ball Corp.	122,776	4,850
Bemis Co., Inc.	119,542	3,295
Pactiv Corp. (a)	165,750	3,554
Sealed Air Corp. (a)	93,315	4,520
Temple-Inland, Inc.	127,788	4,313
		20,532
Metals & Mining - 0.6%
Alcoa, Inc.	973,220	28,243
Allegheny Technologies, Inc.	99,957	2,239
Freeport-McMoRan Copper & Gold, Inc. Class B	199,877	6,928
Newmont Mining Corp.	495,708	18,822
Nucor Corp.	178,413	9,117
Phelps Dodge Corp.	107,941	9,267
United States Steel Corp.	127,480	5,451
		80,067
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.	290,160	9,944
International Paper Co.	547,543	18,775
Louisiana-Pacific Corp.	123,689	3,043
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	226,298	$ 6,664
Weyerhaeuser Co.	271,061	18,597
		57,023
TOTAL MATERIALS		365,477
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.8%
ALLTEL Corp.	337,840	19,243
AT&T Corp.	893,738	17,097
BellSouth Corp.	2,045,283	54,180
CenturyTel, Inc.	150,274	4,612
Citizens Communications Co.	374,596	4,776
Qwest Communications International, Inc. (a)(d)	1,866,324	6,383
SBC Communications, Inc.	3,688,924	87,796
Sprint Corp. (d)	1,650,480	36,740
Verizon Communications, Inc.	3,093,199	110,737
		341,564
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	1,258,205	35,217
TOTAL TELECOMMUNICATION SERVICES		376,781
UTILITIES - 3.3%
Electric Utilities - 2.2%
Allegheny Energy, Inc. (a)(d)	180,988	4,423
Ameren Corp.	218,096	11,276
American Electric Power Co., Inc.	428,093	15,077
CenterPoint Energy, Inc. (d)	323,117	3,826
Cinergy Corp.	213,739	8,464
Consolidated Edison, Inc.	270,873	11,723
DTE Energy Co.	194,258	8,926
Edison International	363,831	13,207
Entergy Corp.	238,017	17,447
Exelon Corp.	742,385	36,748
FirstEnergy Corp.	368,326	16,030
FPL Group, Inc.	436,834	17,832
PG&E Corp.	402,816	13,986
Pinnacle West Capital Corp.	108,176	4,533
PPL Corp.	211,192	11,459
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Progress Energy, Inc.	275,877	$ 11,584
Southern Co.	829,514	27,332
TECO Energy, Inc.	230,627	3,831
TXU Corp.	268,254	23,014
Xcel Energy, Inc.	447,683	7,691
		268,409
Gas Utilities - 0.2%
KeySpan Corp.	179,584	6,812
Nicor, Inc.	49,261	1,821
NiSource, Inc.	302,896	7,039
Peoples Energy Corp.	42,338	1,677
		17,349
Multi-Utilities & Unregulated Power - 0.9%
AES Corp. (a)	724,511	11,650
Calpine Corp. (a)(d)	596,657	1,068
CMS Energy Corp. (a)	240,609	3,109
Constellation Energy Group, Inc.	197,484	10,380
Dominion Resources, Inc.	380,337	28,677
Duke Energy Corp.	1,047,408	30,574
Dynegy, Inc. Class A (a)	369,810	1,239
Public Service Enterprise Group, Inc.	266,164	15,464
Sempra Energy	265,773	10,732
		112,893
TOTAL UTILITIES		398,651
TOTAL COMMON STOCKS (Cost $9,824,128)		11,840,777
U.S. Treasury Obligations - 0.2%
	Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 2.7% to 2.74% 6/9/05 (e) (Cost $22,931)	$ 23,000	22,936
Money Market Funds - 2.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.84% (b)	146,781,362	$ 146,781
Fidelity Securities Lending Cash Central Fund, 2.86% (b)(c)	111,628,173	111,628
TOTAL MONEY MARKET FUNDS (Cost $258,409)		258,409
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $10,105,468)		12,122,122
NET OTHER ASSETS - (0.8)%		(90,318)
NET ASSETS - 100%		$ 12,031,804
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
647 S&P 500 Index Contracts	June 2005	$ 187,387	$ (2,793)

The face value of futures purchased as a percentage of net assets - 1.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,039,000.
Income Tax Information
At April 30, 2005, the fund had a capital loss carryforward of approximately $419,387,000 of which $92,003,000 and $327,384,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2005

Assets
Investment in securities, at value (including securities loaned of $104,290) (cost $10,105,468) - See accompanying schedule		$ 12,122,122
Receivable for fund shares sold		13,190
Dividends receivable		14,899
Interest receivable		302
Receivable for daily variation on futures contracts		2,460
Other affiliated receivables		13
Other receivables		56
Total assets		12,153,042

Liabilities
Payable for investments purchased	$ 908
Payable for fund shares redeemed	7,602
Accrued management fee	1,007
Other affiliated payables	89
Other payables and accrued expenses	4
Collateral on securities loaned, at value	111,628
Total liabilities		121,238

Net Assets		$ 12,031,804
Net Assets consist of:
Paid in capital		$ 10,464,622
Undistributed net investment income		67,463
Accumulated undistributed net realized gain (loss) on investments		(514,142)
Net unrealized appreciation (depreciation) on investments		2,013,861
Net Assets, for 150,367 shares outstanding		$ 12,031,804
Net Asset Value, offering price and redemption price per share ($12,031,804 ÷ 150,367 shares)		$ 80.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2005

Investment Income
Dividends		$ 193,679
Special Dividends		32,846
Interest		3,733
Security lending		237
Total income		230,495

Expenses
Management fee	$ 23,953
Transfer agent fees	9,707
Accounting and security lending fees	910
Independent trustees' compensation	58
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	125
Registration fees	289
Audit	73
Legal	26
Miscellaneous	284
Total expenses before reductions	35,429
Expense reductions	(21,227)	14,202
Net investment income (loss)		216,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(67,367)
Futures contracts	11,826
Total net realized gain (loss)		(55,541)
Change in net unrealized appreciation (depreciation) on: Investment securities	468,040
Futures contracts	114
Total change in net unrealized appreciation (depreciation)		468,154
Net gain (loss)		412,613
Net increase (decrease) in net assets resulting from operations		$ 628,906

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 216,293	$ 137,821
Net realized gain (loss)	(55,541)	119,712
Change in net unrealized appreciation (depreciation)	468,154	1,470,994
Net increase (decrease) in net assets resulting from operations	628,906	1,728,527
Distributions to shareholders from net investment income	(195,056)	(125,732)
Share transactions Proceeds from sales of shares	2,923,173	2,632,205
Reinvestment of distributions	182,052	116,510
Cost of shares redeemed	(1,701,871)	(1,428,124)
Net increase (decrease) in net assets resulting from share transactions	1,403,354	1,320,591
Redemption fees	378	456
Total increase (decrease) in net assets	1,837,582	2,923,842

Net Assets
Beginning of period	10,194,222	7,270,380
End of period (including undistributed net investment income of $67,463 and $46,193, respectively)	$ 12,031,804	$ 10,194,222
Other Information Shares
Sold	36,404	35,982
Issued in reinvestment of distributions	2,255	1,627
Redeemed	(21,315)	(19,311)
Net increase (decrease)	17,344	18,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 76.63	$ 63.37	$ 74.28	$ 86.16	$ 100.06
Income from Investment Operations
Net investment income (loss)B	1.54C	1.10	1.02	.96	.96
Net realized and unrealized gain (loss)	3.26	13.18	(10.95)	(11.88)	(13.90)
Total from investment operations	4.80	14.28	(9.93)	(10.92)	(12.94)
Distributions from net investment income	(1.41)	(1.02)	(.99)	(.96)	(.97)
Redemption fees added to paid in capitalB	-E	-E	.01	-E	.01
Net asset value, end of period	$ 80.02	$ 76.63	$ 63.37	$ 74.28	$ 86.16
Total ReturnA	6.25%	22.65%	(13.38)%	(12.77)%	(13.02)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.32%	.39%	.41%	.39%	.38%
Expenses net of voluntary waivers, if any	.13%	.19%	.19%	.19%	.19%
Expenses net of all reductions	.13%	.19%	.19%	.19%	.19%
Net investment income (loss)	1.94%C	1.51%	1.62%	1.21%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 12,032	$ 10,194	$ 7,270	$ 8,421	$ 9,232
Portfolio turnover rate	4%	4%	9%	4%	5%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.23 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.64%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,270,919
Unrealized depreciation	(1,326,651)
Net unrealized appreciation (depreciation)	$ 1,944,268
Undistributed ordinary income	67,208
Capital loss carryforward	(419,387)

Cost for federal income tax purposes	$ 10,177,854

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2005	April 30, 2004
Ordinary Income	$ 195,056	$ 125,732

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,903,286 and $493,525, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. From May 1, 2004 through February 28, 2005, the management fee was based on an annual rate of .24% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Effective March 1, 2005, an amendment to the management contract was approved by the Board of Trustees lowering the management fee from .24% to .10% of the fund's average net assets. Under the amended contract, FMR pays all other expenses, except the fees and expenses of the independent Trustees and certain other expenses such as interest expense.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .09% of average net assets. Effective March 1, 2005, FMR pays these fees.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective March 1, 2005, FMR pays these fees.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,389 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded certain levels of average net assets. During the period, these levels ranged between .19% and .10%. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $21,205.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8 and $14, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 10, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee) shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan 500 Index (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-mary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Spartan 500 Index. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Spartan 500 Index. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan 500 Index. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan 500 Index. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan 500 Index. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan 500 Index. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Com-pany, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan 500 Index. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan 500 Index. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan 500 Index. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan 500 Index. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1990 Assistant Treasurer of Spartan 500 Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Spartan 500 Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan 500 Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	12,221,814,216.15	73.238
Against	3,155,449,238.56	18.908
Abstain	587,539,807.37	3.521
Broker Non-Votes	723,047,068.58	4.333
TOTAL	16,687,850,330.66	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	15,841,707,644.41	94.930
Withheld	846,142,686.25	5.070
TOTAL	16,687,850,330.66	100.000
Ralph F. Cox
Affirmative	15,797,852,227.84	94.667
Withheld	889,998,102.82	5.333
TOTAL	16,687,850,330.66	100.000
Laura B. Cronin
Affirmative	15,839,639,342.73	94.917
Withheld	848,210,987.93	5.083
TOTAL	16,687,850,330.66	100.000
Dennis J. Dirks B
Affirmative	15,848,904,973.82	94.973
Withheld	838,945,356.84	5.027
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	15,823,470,035.51	94.820
Withheld	864,380,295.15	5.180
TOTAL	16,687,850,330.66	100.000
George H. Heilmeier
Affirmative	15,839,665,226.61	94.917
Withheld	848,185,104.05	5.083
TOTAL	16,687,850,330.66	100.000
Abigail P. Johnson
Affirmative	15,781,077,913.19	94.566
Withheld	906,772,417.47	5.434
TOTAL	16,687,850,330.66	100.000
Edward C. Johnson 3d
Affirmative	15,754,759,829.98	94.409
Withheld	933,090,500.68	5.591
TOTAL	16,687,850,330.66	100.000
Donald J. Kirk
Affirmative	15,813,230,768.50	94.759
Withheld	874,619,562.16	5.241
TOTAL	16,687,850,330.66	100.000
Marie L. Knowles
Affirmative	15,851,883,968.67	94.991
Withheld	835,966,361.99	5.009
TOTAL	16,687,850,330.66	100.000
Ned C. Lautenbach
Affirmative	15,854,530,564.20	95.006
Withheld	833,319,766.46	4.994
TOTAL	16,687,850,330.66	100.000
Marvin L. Mann
Affirmative	15,816,737,319.52	94.780
Withheld	871,113,011.14	5.220
TOTAL	16,687,850,330.66	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	15,823,167,179.17	94.818
Withheld	864,683,151.49	5.182
TOTAL	16,687,850,330.66	100.000
Robert L. Reynolds
Affirmative	15,845,001,714.22	94.949
Withheld	842,848,616.44	5.051
TOTAL	16,687,850,330.66	100.000
Cornelia M. Small B
Affirmative	15,840,247,943.36	94.921
Withheld	847,602,387.30	5.079
TOTAL	16,687,850,330.66	100.000
William S. Stavropoulos
Affirmative	15,830,742,293.62	94.864
Withheld	857,108,037.04	5.136
TOTAL	16,687,850,330.66	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

On February 17, 2005, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve an amendment to the management contract (the Amendment) for the fund, effective March 1, 2005. The Amendment lowered the management fee from 0.24% to 0.10% of the fund's average daily net assets. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amendment for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge.

Investment Performance. The Board did not consider the fund's investment performance in its decision to approve the Amendment, as the arrangement would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated, or its trading and compliance operations. The Board also considered that the Amendment could reasonably be expected to enhance the fund's ability to track the relevant index by reducing fund expenses.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Expenses. The Board considered that the Amendment reduces the fund's management fee from 0.24% to 0.10% of the fund's average daily net assets. The Board noted that the Amendment also provides that FMR must pay all other fund-level expenses allocated to the fund, excluding interest, taxes, securities lending costs, brokerage commissions, independent Trustees' fees, and extraordinary expenses.

In connection with its review of the fund's total expenses, the Board considered the fund's management fee as well as the fund's non-management expenses, such as transfer agent fees. The Board also considered the management fees and total expenses of similar funds offered by other fund companies. At its meeting, the Board approved an expense contract that obliges FMR to pay all class-level expenses of the fund's existing class of shareholders. The Board noted that the new contractual expense limit may not be increased without the approval of the Board and the fund's shareholders.

In connection with its upcoming annual renewal of the fund's management contract and sub-advisory agreements in July, the Board will also consider Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's management fee and total expense arrangement were positive factors in its consideration of approving the fund's Amendment.

Costs of the Services and Profitability. Because the Board was approving an arrangement that lowers the management fee that the fund pays FMR, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement. The Board noted FMR's assertion that lowering the fund's total expenses from 0.19% to 0.10% would significantly reduce Fidelity's profitability.

In connection with its upcoming annual renewal of the fund's management contract and sub-advisory agreements in July, the Board will also consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the approval of the Amendment because the arrangement lowers the fund's management fee and, under the expense contract, FMR will bear all class-level expenses of the fund's existing class of shareholders. The Board noted that the reduction in management fee from 0.24% to 0.10%, and the reduction in total expenses from 0.19% to 0.10%, delivered significant economies to fund shareholders, but it did not conclude whether the delivery of such economies was related to scale in terms of either growth in fund assets or Fidelity's costs.

In connection with its upcoming annual renewal of the fund's management contract and sub-advisory agreements in July, the Board will also consider whether there have been economies of scale in respect of the management of the Fidelity funds, and whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the amended advisory fee structure is fair and reasonable, and that the fund's Amendment should be approved.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

Annual Report

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SMI-UANN-0605
1.784730.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, April 30, 2005, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Intermediate Bond Fund, Fidelity Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Small Cap Retirement Fund, Fidelity Small Cap Stock Fund and Spartan Index 500 Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Intermediate Bond Fund	$76,000	$50,000
Fidelity Large Cap Stock Fund	$35,000	$29,000
Fidelity Mid-Cap Stock Fund	$45,000	$36,000
Fidelity Small Cap Retirement Fund	$34,000	$34,000
Fidelity Small Cap Stock Fund	$38,000	$30,000
Spartan Index 500 Fund	$48,000	$40,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,700,0000	$4,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2005 and April 30, 2004 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A,B
Fidelity Intermediate Bond Fund	$0	$0
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid-Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan Index 500 Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A,B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Intermediate Bond Fund	$3,600	$3,500
Fidelity Large Cap Stock Fund	$4,000	$3,900
Fidelity Mid-Cap Stock Fund	$4,000	$3,900
Fidelity Small Cap Retirement Fund	$3,300	$3,200
Fidelity Small Cap Stock Fund	$4,000	$3,900
Spartan Index 500 Fund	$4,000	$3,900
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A,B
Fidelity Intermediate Bond Fund	$0	$0
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid-Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan Index 500 Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
Deloitte Entities	$400,000	$610,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to Deloitte Entities for the fiscal year ended April 30, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2005
Fidelity Intermediate Bond Fund	0%
Fidelity Large Cap Stock Fund	0%
Fidelity Mid-Cap Stock Fund	0%
Fidelity Small Cap Retirement Fund	0%
Fidelity Small Cap Stock Fund	0%
Spartan Index 500 Fund	0%

(g) For the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate fees billed by Deloitte Entities of $800,000A and $1,850,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$400,000	$650,000
Non-Covered Services	$400,000	$1,200,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 23, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	June 23, 2005